                                   PROSPECTUS
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SAFECO GROWTH FUND
SAFECO EQUITY FUND
SAFECO INCOME FUND
SAFECO NORTHWEST FUND
SAFECO INTERNATIONAL STOCK FUND
SAFECO BALANCED FUND
SAFECO SMALL COMPANY STOCK FUND
SAFECO U.S. VALUE FUND
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
SAFECO HIGH-YIELD BOND FUND
SAFECO MANAGED BOND FUND
SAFECO MUNICIPAL BOND FUND
SAFECO CALIFORNIA TAX-FREE INCOME FUND
SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
SAFECO MONEY MARKET FUND

Advisor Class A

Advisor Class B                                                   April 30, 1997
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Each fund named above ("Fund") is a series of one of the following trusts (each a "Trust"): the SAFECO Common Stock Trust ("Common Stock Trust"), the SAFECO Taxable Bond Trust ("Taxable Bond Trust"), the SAFECO Managed Bond Trust ("Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust ("Tax-Exempt Bond Trust") or the SAFECO Money Market Trust ("Money Market Trust"). The investment objective for each Fund appears on page 2.

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. Statements of Additional Information relating to the Advisor Class A ("Class A") and Advisor Class B ("Class B") shares (collectively "Advisor Classes"), dated April 30, 1997 and incorporated herein by this reference, have been filed with the Securities and Exchange Commission and are available at no charge upon request by calling the telephone number listed on this page. The Statements of Additional Information and other information about the Funds are also available on the Securities and Exchange Commission Website (http://www.sec.gov). The Statements of Additional Information contain more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trusts.

For additional assistance, please contact your investment professional, or call or write:

NATIONWIDE 1-800-463-8791   SAFECO MUTUAL FUNDS
                            ADVISOR CLASS SHARES
                            P.O. BOX 34680
                            SEATTLE, WA 98124-1868

           All telephone calls are tape-recorded for your protection.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE FUND SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND FUND SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE SAFECO MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

THE SAFECO CALIFORNIA TAX-FREE INCOME FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF CALIFORNIA. THE SAFECO WASHINGTON STATE MUNICIPAL BOND FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF WASHINGTON. THESE FUNDS ARE NOT PERMITTED TO OFFER OR SELL SHARES TO RESIDENTS OF OTHER STATES.
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                                    -- 1 --

SAFECO GROWTH FUND ("Growth Fund") has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation.

SAFECO EQUITY FUND ("Equity Fund") has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint.

SAFECO INCOME FUND ("Income Fund") has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Income Fund invests primarily in common and preferred stock and in convertible bonds selected for dividend potential.

SAFECO NORTHWEST FUND ("Northwest Fund") has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington ("Northwest").

SAFECO INTERNATIONAL STOCK FUND ("International Fund") has as its investment objective to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

SAFECO BALANCED FUND ("Balanced Fund") has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities.

SAFECO SMALL COMPANY STOCK FUND ("Small Company Fund") has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

SAFECO U.S. VALUE FUND ("Value Fund") has as its investment objective to seek long-term growth of capital and income. To pursue its objective, the Value Fund will primarily invest in common stocks selected for potential appreciation and income using fundamental value analysis.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND ("Intermediate Treasury Fund") has as its investment objective to provide as high a level of current income as is consistent with the preservation of capital. During normal market conditions, the Fund will invest at least 65% of its total assets in direct obligations of the U.S. Treasury.

SAFECO HIGH-YIELD BOND FUND ("High-Yield Fund") has as its investment objective to provide a high level of current interest income through the purchase of high-yield, fixed-income securities. During normal market conditions, the Fund will invest at least 65% of its total assets in high-yield, fixed income securities.

SAFECO MANAGED BOND FUND ("Managed Bond Fund") has as its investment objective to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

SAFECO MUNICIPAL BOND FUND ("Municipal Bond Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

SAFECO CALIFORNIA TAX-FREE INCOME FUND ("California Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax and California State personal income tax as is consistent with the relative stability of capital.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND ("Washington Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

SAFECO MONEY MARKET FUND ("Money Market Fund") has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

There is no assurance that a Fund will achieve its investment objective.

                                    -- 2 --

TABLE OF CONTENTS

Introduction to the Trusts and the Funds                                                           4

Expenses                                                                                           6

Financial Highlights                                                                              10

Adviser's Institutional Private Account Performance                                               24

Sub-Adviser's Institutional Private Account Performance                                           25

Alternative Purchase Arrangement                                                                  26

Each Fund's Investment Objective and Policies                                                     27

Risk Factors                                                                                      47

Portfolio Managers                                                                                51

How to Purchase Shares                                                                            53

How to Redeem Shares                                                                              59

How to Systematically Purchase or Redeem Shares                                                   60

How to Exchange Shares From One Fund to Another                                                   61

Telephone Transactions                                                                            62

Share Price Calculation                                                                           63

Information About Share Ownership and Companies that Provide Services to the Trusts               64

Distribution Plans                                                                                68

Persons Controlling Certain Funds                                                                 69

Performance Information                                                                           69

Fund Distributions and How They are Taxed                                                         70

Tax-Deferred Retirement Plans                                                                     72

Account Statements                                                                                73

Account Changes and Signature Requirements                                                        73

Description of Stocks, Bonds and Convertible Securities                                           74

Ratings Supplement                                                                                74

Debt Securities Holdings                                                                          76

                                    -- 3 --

INTRODUCTION TO THE TRUSTS AND THE FUNDS

Each Trust is an open-end management investment company that issues shares representing one or more series. This Prospectus offers shares of the stock, taxable fixed-income, tax-exempt income and money market Funds listed below. The stock Funds offered are the Growth Fund, the Equity Fund, the Income Fund, the Northwest Fund, the Balanced Fund, the International Fund, the Small Company Fund, and Value Fund (collectively, the "Stock Funds"). Each Stock Fund is a diversified series of the Common Stock Trust.

The taxable fixed-income Funds offered are the Intermediate Treasury Fund, the High-Yield Fund and the Managed Bond Fund (collectively, the "Taxable Fixed-Income Funds"). The Intermediate Treasury Fund and the High-Yield Fund are diversified series of the Taxable Bond Trust. The Managed Bond Fund is a diversified series of the Managed Bond Trust. Prior to September 30, 1996, the name of the Managed Bond Fund was the SAFECO Fixed-Income Portfolio and the name of the Managed Bond Trust was the SAFECO Institutional Series Trust.

The tax-exempt income Funds offered are the Municipal Bond Fund, the California Fund and the Washington Fund (collectively, the "Tax-Exempt Income Funds"). Each of the Tax-Exempt Income Funds is a diversified series of the Tax-Exempt Bond Trust.

This Prospectus also offers the Money Market Fund, which is a diversified series of the Money Market Trust.

THE FUNDS

Each Fund offers multiple classes of shares. The Advisor Classes of shares are offered to investors who engage the services of an investment professional. For each Fund (except the Money Market Fund), Class A shares are subject to a front-end sales charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") and pay a higher Rule 12b-1 fee.

For the Money Market Fund, Class A shares are sold at net asset value with no front-end sales charge. A front-end sales charge may apply when you exchange your Class A Money Market Fund shares for Class A shares of other Funds. Money Market Fund Class B Shares are sold at net asset value and are not subject to a CDSC upon redemption, provided that the shareholder has remained solely invested in Money Market Fund Class B shares. A CDSC may apply upon redemption of Money Market Fund Class B shares that have been exchanged at any time during the investor's ownership for Class B shares of other Funds. Money Market Fund Class A and Class B shares do not currently pay Rule 12b-1 fees.

Each Fund:

/ / Offers easy access to your money through telephone redemptions and wire transfers.

/ / Has a minimum initial investment of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA"). No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan.

RISK FACTORS

There is, of course, no assurance that a Fund will achieve its investment objective. See "Each Fund's Investment Objective and Policies" for more information.

There is a risk that the market value of each Fund's portfolio of securities may decrease and result in a decrease in the value of a shareholder's investment. Because the Northwest, California and Washington Funds concentrate their investments in geographic regions, they may be subject to special

                                    -- 4 --
risks. Investors should carefully consider the investment risks of such geographic concentration before purchasing shares of those Funds. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investments. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. The Small Company Fund invests in small-sized companies, which involve greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. The value of the Intermediate Treasury Fund, High-Yield Fund, Managed Bond Fund, Municipal Bond Fund, California Fund and Washington Fund will normally fluctuate inversely with changes in market interest rates. The High-Yield Fund is subject to special risks associated with below investment grade securities, sometimes referred to as "junk bonds," which it will purchase to pursue its investment objective. The principal risk associated with money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Fund's yield will fluctuate with general money market interest rates. See "Each Fund's Investment Objective and Policies" and "Risk Factors" for more information.

INVESTMENT ADVISER; SUB-ADVISER OF INTERNATIONAL FUND

Each Fund is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2.5 billion in mutual fund assets as of December 31, 1996. SAM has been an adviser to mutual funds and other investment portfolios since 1973, and its predecessors have been advisers since 1932. The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Adviser") acts as a sub-adviser to the International Fund. The Sub-Adviser is a direct, wholly-owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly-owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland. See "Information about Share Ownership and Companies that Provide Services to the Trusts" for more information.

                                    -- 5 --

EXPENSES

A.  SHAREHOLDER TRANSACTION EXPENSES FOR CLASS A AND CLASS B OF EACH FUND

                                                                                              CLASS A     CLASS B
                                                                                            -----------  ---------
Maximum Sales Charge on Purchases                                                                4.50%*       NONE
  (as a Percentage of Offering Price)
Sales Charge on Reinvested Dividends                                                              NONE        NONE
Maximum Contingent Deferred Sales Charge (CDSC)                                                   NONE*      5.00%**
Redemption Fees                                                                                   NONE        NONE
Exchange Fees                                                                                     NONE        NONE

 * Except for initial purchases of the Money Market Fund. In addition, purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first year. See "How to Purchase Shares" on page 53 for more information.

** Except for initial purchases of the Money Market Fund. A CDSC may apply to redemptions from the Money Market Fund that follow exchanges from Class B shares of another Fund. See "How to Purchase Shares" on page 53 for more information.

Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Purchase Shares" on page 53 for more information. The maximum 5% CDSC on Class B shares applies to redemptions during the first year after purchase, declining to 0% in the first month following the investor's sixth anniversary from purchase. Class B shares of a Fund convert automatically into Class A shares of that Fund in the first month following the investor's sixth anniversary from purchase. Money Market Fund Class B shareholders who subsequently exchange into Class B of another Fund do not receive credit for the initial time invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption or the conversion to Class A Shares. See "Purchasing Advisor Class B Shares" on page 57 for more information.

SAFECO Services Corporation ("SAFECO Services"), the transfer agent for the Funds, charges a $10 fee to wire redemption proceeds.

B.  ANNUAL OPERATING EXPENSES

(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       GROWTH FUND         EQUITY FUND         INCOME FUND
                                                    -----------------   -----------------   -----------------
                                                    ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR
                                                    CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                    -------   -------   -------   -------   -------   -------
Management Fee                                        .71%      .71%      .56%      .56%      .67%      .67%
Rule 12b-1 Fees                                       .25%     1.00%      .25%     1.00%      .25%     1.00%
Other Expenses                                        .16%      .16%      .16%      .19%      .11%      .12%
                                                    -------   -------   -------   -------   -------   -------
Total Operating
 Expenses (estimated)                                1.12%     1.87%      .97%     1.75%     1.03%     1.79%


                                                                          INTERNATIONAL
                                                     NORTHWEST FUND           FUND            BALANCED FUND
                                                    -----------------   -----------------   -----------------
                                                    ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR
                                                    CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                    -------   -------   -------   -------   -------   -------
Management Fee                                        .75%      .75%     1.10%     1.10%      .73%      .73%
Rule 12b-1 Fees                                       .25%     1.00%      .25%     1.00%      .25%     1.00%
Other Expenses                                        .40%      .43%      .06%      .07%      .37%      .38%
                                                    -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                 1.40%     2.18%     1.41%*    2.17%*    1.35%*    2.11%*

                                    -- 6 --

                                                      SMALL COMPANY                           INTERMEDIATE
                                                          FUND             VALUE FUND         TREASURY FUND
                                                    -----------------   -----------------   -----------------
                                                    ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR
                                                    CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                    -------   -------   -------   -------   -------   -------
Management Fee                                        .83%      .83%      .75%      .75%      .54%      .55%
Rule 12b-1 Fees                                       .25%     1.00%      .25%     1.00%      .25%     1.00%
Other Expenses                                        .34%      .35%      .29%      .29%      .28%      .17%
                                                    -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                 1.42%*    2.18%*    1.29%     2.04%     1.07%*    1.72%*

                                                                          MANAGED BOND
                                                     HIGH-YIELD FUND          FUND           WASHINGTON FUND
                                                    -----------------   -----------------   -----------------
                                                    ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR
                                                    CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                    -------   -------   -------   -------   -------   -------
Management Fee                                        .64%      .64%      .49%      .49%      .64%      .65%
Rule 12b-1 Fees                                       .25%     1.00%      .25%     1.00%      .25%     1.00%
Other Expenses                                        .26%      .26%      .56%      .58%      .42%      .41%
                                                    -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                 1.15%     1.90%     1.30%     2.07%     1.31%     2.06%

                                                     MUNICIPAL BOND                           MONEY MARKET
                                                          FUND           CALIFORNIA FUND         FUND**
                                                    -----------------   -----------------   -----------------
                                                    ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR   ADVISOR
                                                    CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                    -------   -------   -------   -------   -------   -------
Management Fee                                        .43%      .43%      .55%      .55%      .50%      .50%
Rule 12b-1 Fees                                       .25%     1.00%      .25%     1.00%      .00%      .00%
Other Expenses                                        .14%      .07%      .09%      .09%      .05%      .04%
                                                    -------   -------   -------   -------   -------   -------
Total Operating Expenses (estimated)                  .82%     1.50%      .89%     1.64%      .55%      .54%

 * Total operating expenses for Class A and Class B shares, absent reimbursements by SAM, would have been 1.72% and 2.47% (International Fund); 1.70% and 2.46% (Balanced Fund); 1.62% and 2.41% (Small Company Fund); and 1.30% and 1.95% (Intermediate Treasury Fund).

** The Money Market Fund does not have a Rule 12b-1 fee at this time.
   Shareholders will be notified in advance by a supplement to this Prospectus in the event that the Money Market Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.

Effective September 30, 1996, all of the then-existing shares of each Fund were redesignated as No-Load Class shares and each Fund, except the High-Yield Fund and the Value Fund, commenced offering Advisor Class A and Class B shares. The High-Yield Fund commenced offering Class A and Class B shares on January 31, 1997. The Value Fund commenced offering Advisor Class A and Class B shares as of the date of this Prospectus. The amounts shown above for the Value Fund are estimated expenses based on the Fund's maximum management fee, applicable Rule 12b-1 fees, and "Other Expenses." The amounts shown for the High-Yield Fund are annualized expenses based on the actual expenses paid by shareholders of the Fund's other class for the three-month fiscal period ended December 31, 1996, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Funds other than the Value and High-Yield Funds are annualized expenses based on the actual expenses paid by the shareholders of the Funds' Advisor Classes for the fiscal period ended December 31, 1996. The management fees paid by the International and Small Company Funds are higher than the management fees paid by most other investment companies. See "Information about Share Ownership and Companies that Provide Services to the Trusts" on page 64 for more information.

                                    -- 7 --

Rule 12b-1 fees have the following two components:

                                                                         ADVISOR          ADVISOR
                                                                         CLASS A          CLASS B
                                                                     ---------------  ---------------
Rule 12b-1 service fees                                                     0.25%            0.25%
Rule 12b-1 distribution fees                                                0.00%            0.75%

Long-term Class A and Class B shareholders may pay more in sales charges and 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

C.  EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period. The example also assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in each Fund's "Annual Operating Expenses" above remain the same in the years shown.

FUND                                                                                    1 YEAR      3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------------------------------------  ---------     -----     ---------  ---------
Growth
  Advisor Class A(1)                                                                   $      56   $      79   $     104  $     175
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      69   $      89   $     111  $     191
    Assuming no redemption at end of period(3)                                         $      19   $      59   $     101  $     181
Equity
  Advisor Class A(1)                                                                   $      54   $      75   $      96  $     159
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      68   $      85   $     105  $     167
    Assuming no redemption at end of period(3)                                         $      18   $      55   $      95  $     167
Income
  Advisor Class A(1)                                                                   $      55   $      76   $      99  $     165
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      68   $      86   $     107  $     176
    Assuming no redemption at end of period(3)                                         $      18   $      56   $      97  $     176
Northwest
  Advisor Class A(1)                                                                   $      59   $      87   $     118  $     205
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      72   $      98   $     127  $     213
    Assuming no redemption at end of period(3)                                         $      22   $      68   $     117  $     213
International
  Advisor Class A(1)                                                                   $      59   $      88   $     119  $     206
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      72   $      98   $     126  $     213
    Assuming no redemption at end of period(3)                                         $      22   $      68   $     116  $     213
Balanced
  Advisor Class A(1)                                                                   $      58   $      86   $     116  $     200
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      71   $      96   $     123  $     207
    Assuming no redemption at end of period(3)                                         $      21   $      66   $     113  $     207
Small Company
  Advisor Class A(1)                                                                   $      59   $      88   $     119  $     208
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      72   $      98   $     127  $     214
    Assuming no redemption at end of period(3)                                         $      22   $      68   $     117  $     214

                                    -- 8 --

FUND                                                                                    1 YEAR      3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------------------------------------  ---------     -----     ---------  ---------
Value Fund
  Advisor Class A(1)                                                                   $      58   $      84
  Advisor Class B
    Assuming redemption at end of period(2)                                            $      71   $      94
    Assuming no redemption at end of period                                            $      21   $      64
Intermediate Treasury
  Advisor Class A(1)                                                                   $      55   $      78   $     101  $     170
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      67   $      93   $     103  $     180
    Assuming no redemption at end of period(3)                                         $      17   $      63   $      93  $     180
High-Yield
  Advisor Class A(1)                                                                   $      56   $      81   $     107  $     183
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      69   $      91   $     125  $     189
    Assuming no redemption at end of period(3)                                         $      19   $      61   $     105  $     189
Managed Bond
  Advisor Class A(1)                                                                   $      58   $      88   $     119  $     206
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      71   $      98   $     136  $     208
    Assuming no redemption at end of period(3)                                         $      21   $      68   $     111  $     208
Municipal Bond
  Advisor Class A(1)                                                                   $      53   $      70   $      88  $     142
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      65   $      77   $      92  $     142
    Assuming no redemption at end of period(3)                                         $      15   $      47   $      82  $     142
California
  Advisor Class A(1)                                                                   $      54   $      72   $      92  $     150
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      67   $      82   $      99  $     158
    Assuming no redemption at end of period(3)                                         $      17   $      52   $      89  $     158
Washington
  Advisor Class A(1)                                                                   $      58   $      85   $     114  $     219
  Advisor Class B
    Assuming redemption at end of period(2)(3)                                         $      71   $      95   $     121  $     203
    Assuming redemption at end of period(3)                                            $      21   $      65   $     111  $     203
Money Market(4)
  Advisor Class A                                                                      $       6   $      18   $      31  $      69
  Advisor Class B                                                                      $       6   $      17   $      31  $      68

(1) Includes deduction at the time of purchase of the maximum sales charge.

(2) Includes deduction at the time of redemption of the applicable CDSC.

(3) Ten-year figures assume conversion of Class B shares to Class A shares in the first month following the investor's sixth anniversary from purchase.

(4) Figures for the Money Market Fund assume that the investor purchased Money Market Fund shares as an initial investment and made no subsequent exchanges.

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in Class A and Class B shares of each Fund would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A FUND'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY FUND.

                                    -- 9 --

FINANCIAL HIGHLIGHTS

The amounts shown for each Fund (except for the High-Yield Bond Fund) in the Financial Highlights tables that follow are based upon a single No-Load Class share outstanding through September 30, 1996, and a single Advisor Class A or B share outstanding from October 1, 1996 through December 31, 1996, and do not reflect Rule 12b-1 fees. The amounts shown for the High-Yield Bond Fund are based upon a single No-Load Class share outstanding through December 31, 1996, and do not reflect Rule 12b-1 fees. In 1996, the Common Stock Trust, Taxable Bond Trust, Tax-Exempt Bond Trust and Money Market Trust changed their fiscal year ends to December 31. The following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in each Trust's Annual Report to shareholders and incorporated by reference in the applicable Trust's Statement of Additional Information. A copy of each Trust's Statement of Additional Information may be obtained by calling the number on the front page of this Prospectus.

SAFECO GROWTH FUND

                                            CLASS A        CLASS B
                                         -------------  -------------
                                          THREE-MONTH    THREE-MONTH
                                         PERIOD ENDED   PERIOD ENDED
                                         DECEMBER 31,   DECEMBER 31,
                                             1996           1996
                                         ----------------------------
Net asset value at beginning of period         $15.45         $15.45

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

  Net investment (loss) income                  (0.02)         (0.05)

  Net realized and unrealized gain
    (loss) on investments                        1.77           1.77
                                         -------------  -------------

Total from investment operations                 1.75           1.72
                                         -------------  -------------

LESS DISTRIBUTIONS:

  Dividends from net investment income             --             --

  Distributions from capital gains              (0.23)         (0.23)
                                         -------------  -------------

Total distributions                             (0.23)         (0.23)
                                         -------------  -------------

Net asset value at end of period               $16.97         $16.94
                                         -------------  -------------
                                         -------------  -------------

Total return+                                  11.35%*        11.15%*

Net assets at end of period (000's
  omitted)                                       $187           $116

Ratio of expenses to average net assets         1.12%**        1.87%**

Ratio of net investment income (loss) to
  average net assets                           -0.58%**       -1.38%**

Portfolio turnover rate*                       82.93%*        82.93%**

Average Commission rate paid                  $0.0477        $0.0477


                                                        YEAR ENDED SEPTEMBER 30
                                           1996       1995       1994       1993       1992

Net asset value at beginning of period      $15.83     $17.37     $19.20     $13.98     $17.95
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment (loss) income                (.02)       .07       (.02)      (.02)      (.01)
  Net realized and unrealized gain
    (loss) on investments                     2.24       4.07        .78       5.39      (3.15)
                                         ---------  ---------  ---------  ---------  ---------
Total from investment operations              2.22       4.14        .76       5.37      (3.16)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from net investment income          --       (.07)        --         --         --
  Distributions from capital gains           (2.60)     (5.61)     (2.59)      (.15)      (.81)
                                         ---------  ---------  ---------  ---------  ---------
Total distributions                          (2.60)     (5.68)     (2.59)      (.15)      (.81)
                                         ---------  ---------  ---------  ---------  ---------
Net asset value at end of period            $15.45     $15.83     $17.37     $19.20     $13.98
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
Total return+                               14.16%     23.93%      3.88%     38.43%    -17.83%
Net assets at end of period (000's
  omitted)                                $179,574   $176,483   $156,108   $158,723   $127,897
Ratio of expenses to average net assets      1.02%       .98%       .95%       .91%       .91%
Ratio of net investment income (loss) to
  average net assets                         (.14%)      .34%      (.12%)     (.10%)     (.10%)
Portfolio turnover rate*                   124.79%    110.44%     71.18%     57.19%     85.38%
Average Commission rate paid                $.0548         --         --         --         --


                                                             YEAR ENDED SEPTEMBER 30
                                           1991       1990       1989       1988       1987

Net asset value at beginning of period      $11.14     $17.22     $14.95     $18.13     $15.40
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment (loss) income                 .05        .14        .53        .35        .24
  Net realized and unrealized gain
    (loss) on investments                     7.77      (4.20)      3.17       (.99)      4.31
                                         ---------  ---------  ---------  ---------  ---------
Total from investment operations              7.82      (4.06)      3.70       (.64)      4.55
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from net investment income        (.05)      (.14)      (.53)      (.48)      (.23)
  Distributions from capital gains            (.96)     (1.88)      (.90)     (2.06)     (1.59)
                                         ---------  ---------  ---------  ---------  ---------
Total distributions                          (1.01)     (2.02)     (1.43)     (2.54)     (1.82)
                                         ---------  ---------  ---------  ---------  ---------
Net asset value at end of period            $17.95     $11.14     $17.22     $14.95     $18.13
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
Total return+                               70.22%    -23.67%     25.23%     -1.47%     32.68%
Net assets at end of period (000's
  omitted)                                $155,429    $59,164    $81,472    $74,324    $82,703
Ratio of expenses to average net assets       .90%      1.01%       .94%       .98%       .92%
Ratio of net investment income (loss) to
  average net assets                          .36%       .88%      3.27%      2.37%      1.46%
Portfolio turnover rate*                    49.86%     90.48%     11.38%     19.31%     23.61%
Average Commission rate paid                    --         --         --         --         --

 * Not annualized.

** Annualized.

 + Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 10 --

SAFECO EQUITY FUND

                                        CLASS A        CLASS B
                                     -------------  -------------
                                      THREE-MONTH    THREE-MONTH
                                     PERIOD ENDED   PERIOD ENDED
                                     DECEMBER 31,   DECEMBER 31,
                                         1996           1996
                                     ----------------------------
Net asset value at beginning of
 period                                    $15.85         $15.85

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                      0.04           0.02

  Net realized and unrealized gain
    (loss) on investments                    1.35           1.33
                                     -------------  -------------

Total from investment operations             1.39           1.35
                                     -------------  -------------

LESS DISTRIBUTIONS:

  Dividends from net investment
    income                                  (0.04)         (0.02)

  Distributions from capital gains          (0.58)         (0.58)
                                     -------------  -------------

Total distributions                         (0.62)         (0.60)
                                     -------------  -------------

Net asset value at end of period           $16.62         $16.60
                                     -------------  -------------
                                     -------------  -------------

Total return+                               8.78%*         8.50%*

Net assets at end of period (000's
 omitted)                                  $2,894           $355

Ratio of expenses to average net
 assets                                     0.97%**        1.75%**

Ratio of net investment income to
 average net assets                         1.38%**        0.51%**

Portfolio turnover rate                    59.34%**       59.34%**

Avg. Commission rate paid                 $0.0571        $0.0571


                                                    YEAR ENDED SEPTEMBER 30
                                       1996       1995       1994       1993       1992

Net asset value at beginning of
 period                                 $15.31     $13.89     $12.54      $9.53     $10.38
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    .28        .34        .23        .17        .15
  Net realized and unrealized gain
    (loss) on investments                 2.42       2.59       1.83       3.79       (.09)
                                     ---------  ---------  ---------  ---------  ---------
Total from investment operations          2.70       2.93       2.06       3.96        .06
                                     ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                (.28)      (.34)      (.23)      (.17)      (.15)
  Distributions from capital gains       (1.88)     (1.17)      (.48)      (.78)      (.76)
                                     ---------  ---------  ---------  ---------  ---------
Total distributions                      (2.16)     (1.51)      (.71)      (.95)      (.91)
                                     ---------  ---------  ---------  ---------  ---------
Net asset value at end of period        $15.85     $15.31     $13.89     $12.54      $9.53
                                     ---------  ---------  ---------  ---------  ---------
                                     ---------  ---------  ---------  ---------  ---------
Total return+                           18.04%     21.59%     16.51%     41.77%       .41%
Net assets at end of period (000's
 omitted)                             $725,780   $598,582   $412,805   $148,894    $74,383
Ratio of expenses to average net
 assets                                   .79%       .84%       .85%       .94%       .96%
Ratio of net investment income to
 average net assets                      1.74%      2.38%      1.72%      1.50%      1.34%
Portfolio turnover rate                 74.07%     56.14%     33.33%     37.74%     39.88%
Avg. Commission rate paid               $.0587         --         --         --         --


                                                         YEAR ENDED SEPTEMBER 30
                                       1991       1990       1989       1988       1987

Net asset value at beginning of
 period                                  $8.43     $10.10      $8.51     $12.23     $11.44
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    .17        .22        .39        .18        .21
  Net realized and unrealized gain
    (loss) on investments                 2.37      (1.28)      2.26      (1.82)      2.83
                                     ---------  ---------  ---------  ---------  ---------
Total from investment operations          2.54      (1.06)      2.65      (1.64)      3.04
                                     ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                (.17)      (.22)      (.39)      (.23)      (.22)
  Distributions from capital gains        (.42)      (.39)      (.67)     (1.85)     (2.03)
                                     ---------  ---------  ---------  ---------  ---------
Total distributions                       (.59)      (.61)     (1.06)     (2.08)     (2.25)
                                     ---------  ---------  ---------  ---------  ---------
Net asset value at end of period        $10.38      $8.43     $10.10      $8.51     $12.23
                                     ---------  ---------  ---------  ---------  ---------
                                     ---------  ---------  ---------  ---------  ---------
Total return+                           30.39%    (10.73%)    32.12%     (9.93%)    31.75%
Net assets at end of period (000's
 omitted)                              $71,586    $51,603    $53,892    $45,625    $64,668
Ratio of expenses to average net
 assets                                   .98%       .97%       .96%      1.00%       .97%
Ratio of net investment income to
 average net assets                      1.70%      2.19%      4.13%      2.16%      1.92%
Portfolio turnover rate                 45.21%     51.01%     63.62%     88.19%     85.11%
Avg. Commission rate paid                   --         --         --         --         --

 * Not annualized.

** Annualized.

 + Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 11 --

SAFECO INCOME FUND

                                            CLASS A        CLASS B
                                         -------------  -------------
                                          THREE-MONTH    THREE-MONTH
                                         PERIOD ENDED   PERIOD ENDED
                                         DECEMBER 31,   DECEMBER 31,
                                             1996           1996
                                         ----------------------------
Net asset value at beginning of period         $20.03         $20.03

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                          0.12           0.10

  Net realized and unrealized gain
    (loss) on investments                        1.65           1.62
                                         -------------  -------------

Total from investment operations                 1.77           1.72
                                         -------------  -------------

LESS DISTRIBUTIONS:

  Dividends from net investment income          (0.12)         (0.10)

  Distributions from capital gains              (0.53)         (0.53)
                                         -------------  -------------

Total distributions                             (0.65)         (0.63)
                                         -------------  -------------

Net asset value at end of period               $21.15         $21.12
                                         -------------  -------------
                                         -------------  -------------

Total return+                                   8.85%*         8.60%*

Net assets at end of period (000's
  omitted)                                       $193           $112

Ratio of expenses to average net assets         1.03%**        1.79%**

Ratio of net investment income to
  average net assets                            2.66%**        1.99%**

Portfolio turnover rate                        37.84%**       37.84%**

Avg. Commission rate paid                     $0.0573        $0.0573


                                                        YEAR ENDED SEPTEMBER 30
                                           1996       1995       1994       1993       1992

Net asset value at beginning of period      $19.11     $17.25     $17.79     $16.27     $15.35
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        .73        .82        .81        .78        .80
  Net realized and unrealized gain
    (loss) on investments                     2.84       2.71       (.30)      1.52        .96
                                         ---------  ---------  ---------  ---------  ---------
Total from investment operations              3.57       3.53        .51       2.30       1.76
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from net investment income        (.73)      (.82)      (.81)      (.78)      (.80)
  Distributions from capital gains           (1.92)      (.85)      (.24)        --       (.04)
                                         ---------  ---------  ---------  ---------  ---------
Total distributions                          (2.65)     (1.67)     (1.05)      (.78)      (.84)
                                         ---------  ---------  ---------  ---------  ---------
Net asset value at end of period            $20.03     $19.11     $17.25     $17.79     $16.27
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
Total return+                               18.98%     21.04%      2.98%     14.35%     11.75%
Net assets at end of period (000's
  omitted)                                $260,023   $217,870   $190,610   $203,019   $181,582
Ratio of expenses to average net assets       .86%       .87%       .86%       .90%       .90%
Ratio of net investment income to
  average net assets                         3.56%      4.55%      4.59%      4.55%      5.06%
Portfolio turnover rate                     50.11%     31.12%     19.30%     20.74%     20.35%
Avg. Commission rate paid                   $.0591         --         --         --         --


                                                             YEAR ENDED SEPTEMBER 30
                                           1991       1990       1989       1988       1987

Net asset value at beginning of period      $12.89     $16.44     $14.32     $17.16     $15.52
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        .81        .85        .81        .78        .78
  Net realized and unrealized gain
    (loss) on investments                     2.53      (3.39)      2.12      (1.80)      2.37
                                         ---------  ---------  ---------  ---------  ---------
Total from investment operations              3.34      (2.54)      2.93      (1.02)      3.15
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from net investment income        (.83)      (.83)      (.81)      (.98)      (.78)
  Distributions from capital gains            (.05)      (.18)        --       (.84)      (.73)#
                                         ---------  ---------  ---------  ---------  ---------
Total distributions                           (.88)     (1.01)      (.81)     (1.82)     (1.51)
                                         ---------  ---------  ---------  ---------  ---------
Net asset value at end of period            $15.35     $12.89     $16.44     $14.32     $17.16
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
Total return+                               26.43%    -16.06%     21.00%     (4.61%)    21.41%
Net assets at end of period (000's
  omitted)                                $181,265   $170,153   $232,812   $231,724   $313,308
Ratio of expenses to average net assets       .93%       .92%       .92%       .97%       .94%
Ratio of net investment income to
  average net assets                         5.58%      5.59%      5.28%      5.58%      4.53%
Portfolio turnover rate                     22.25%     19.37%     16.38%     34.13%     33.08%
Avg. Commission rate paid                       --         --         --         --         --

 # Distributions include $.04 of additional gain arising from investment transactions of securities acquired in a non-taxable exchange.

 * Not annualized.

** Annualized.

 + Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 12 --

SAFECO NORTHWEST FUND

                                            CLASS A        CLASS B
                                         -------------  -------------
                                          THREE-MONTH    THREE-MONTH
                                         PERIOD ENDED   PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,   DECEMBER 31,   SEPTEMBER 30,  SEPTEMBER 30,
                                             1996           1996           1996           1995
                                         ----------------------------------------------------------
Net asset value at beginning of period         $13.78         $13.78         $14.41         $12.59

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                         (0.01)         (0.03)           .02            .04

  Net realized and unrealized gain
    (loss) on investments                        0.29           0.28           1.32           2.35
                                         -------------  -------------  -------------  -------------

Total from investment operations                 0.28           0.25           1.34           2.39
                                         -------------  -------------  -------------  -------------

LESS DISTRIBUTIONS:

  Dividends from net investment income             --             --           (.02)          (.04)

  Distributions from capital gains                 --             --          (1.95)          (.53)
                                         -------------  -------------  -------------  -------------

Total distributions                                --             --          (1.97)          (.57)
                                         -------------  -------------  -------------  -------------

Net asset value at end of period               $14.06         $14.03         $13.78         $14.41
                                         -------------  -------------  -------------  -------------
                                         -------------  -------------  -------------  -------------

Total return+                                   2.03%*         1.81%*         9.61%         19.01%

Net assets at end of period (000's
  omitted)                                       $369           $232        $43,128        $40,140

Ratio of expenses to average net assets         1.40%**        2.18%**        1.07%          1.09%

Ratio of net investment income to
  average net assets                           -0.39%**       -1.19%**         .11%           .31%

Portfolio turnover rate                        67.32%**       67.32%**       35.69%         19.59%

Average Commission rate paid                  $0.0482        $0.0482         $.0591             --

                                                                                       FOR THE PERIOD
                                                                                      FROM FEBRUARY 7,
                                                        FOR THE NINE-                       1991
                                                        MONTH PERIOD                   (INITIAL PUBLIC
                                          YEAR ENDED        ENDED       YEAR ENDED      OFFERING) TO
                                         SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,     DECEMBER 31,
                                             1994           1993           1992             1991

Net asset value at beginning of period         $12.34         $12.59         $11.37             $10.06
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .04            .02            .06                .13
  Net realized and unrealized gain
    (loss) on investments                         .59           (.25)          1.53               1.44
                                         -------------  -------------  -------------           -------
Total from investment operations                  .63           (.23)          1.59               1.57
                                         -------------  -------------  -------------           -------
LESS DISTRIBUTIONS:
  Dividends from net investment income           (.04)          (.02)          (.06)              (.19)
  Distributions from capital gains               (.34)            --           (.31)              (.07)
                                         -------------  -------------  -------------           -------
Total distributions                              (.38)          (.02)          (.37)              (.26)
                                         -------------  -------------  -------------           -------
Net asset value at end of period               $12.59         $12.34         $12.59             $11.37
                                         -------------  -------------  -------------           -------
                                         -------------  -------------  -------------           -------
Total return+                                   5.19%         (1.86%)*       14.08%            14.93%*
Net assets at end of period (000's
  omitted)                                    $36,383        $39,631        $40,402            $26,434
Ratio of expenses to average net assets         1.06%          1.11%**        1.11%              1.27%**
Ratio of net investment income to
  average net assets                             .33%           .18%**         .55%              1.14%**
Portfolio turnover rate                        18.46%         14.05%**       33.34%             27.71%**
Average Commission rate paid                       --             --             --                 --

 * Not annualized.

** Annualized.

 + Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 13 --

SAFECO INTERNATIONAL STOCK FUND

                                                      CLASS A        CLASS B
                                                    ------------   ------------   FOR THE PERIOD FROM
                                                    THREE-MONTH    THREE-MONTH     JANUARY 31, 1996
                                                    PERIOD ENDED   PERIOD ENDED     (INITIAL PUBLIC
                                                    DECEMBER 31,   DECEMBER 31,      OFFERING) TO
                                                        1996           1996       SEPTEMBER 30, 1996
                                                    -------------------------------------------------
Net asset value at beginning of period                $10.39         $10.39             $10.00

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                   --             --                .06

  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions       0.95           0.93                .39
                                                    ------------   ------------        -------

Total from investment operations                        0.95           0.93                .45
                                                    ------------   ------------        -------

LESS DISTRIBUTIONS:

  Dividends from net investment income                 (0.05)         (0.04)              (.06)

  Distributions from realized gains                       --             --                 --
                                                    ------------   ------------        -------

Total distributions                                    (0.05)         (0.04)              (.06)
                                                    ------------   ------------        -------

Net asset value at end of period                      $11.29         $11.28             $10.39
                                                    ------------   ------------        -------
                                                    ------------   ------------        -------

Total return++                                         9.19%*         8.96%*            4.54%*

Net assets at end of period (000's omitted)             $154           $112             $8,323

Ratio of expenses to average net assets                1.41%**+       2.17%**+           2.36%**+

Ratio of net investment income (loss) to average
  net assets                                          (0.23%)**      (1.15%)**            .93%**

Portfolio turnover rate                               18.51%**       18.51%**           15.73%**

Average Commission rate paid                          0.0223         0.0223             $.0225

 * Not Annualized.

** Annualized.

 + Net of reimbursements by SAM. Absent the reimbursements, the ratio of expenses to average net assets would be 1.72% and 2.47% for Class A and Class B, respectively.

++ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 14 --

SAFECO BALANCED FUND

                                                      CLASS A        CLASS B
                                                    ------------   ------------   FOR THE PERIOD FROM
                                                    THREE-MONTH    THREE-MONTH      JANUARY 31, 1996
                                                    PERIOD ENDED   PERIOD ENDED     (INITIAL PUBLIC
                                                    DECEMBER 31,   DECEMBER 31,       OFFERING) TO
                                                        1996           1996        SEPTEMBER 30, 1996
                                                    --------------------------------------------------
Net asset value at beginning of period                $10.38         $10.38              $10.00

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                 0.09           0.06                 .21

  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions       0.44           0.45                 .39
                                                    ------------   ------------        --------

Total from investment operations                        0.53           0.51                 .60
                                                    ------------   ------------        --------

LESS DISTRIBUTIONS:

  Dividends from net investment income                 (0.09)         (0.06)               (.21)

  Distributions from realized gains                    (0.13)         (0.13)               (.01)
                                                    ------------   ------------        --------

Total distributions                                    (0.22)         (0.19)               (.22)
                                                    ------------   ------------        --------

Net asset value at end of period                      $10.69         $10.70              $10.38
                                                    ------------   ------------        --------
                                                    ------------   ------------        --------

Total return++                                         5.07%*         4.85%*              5.99%*

Net assets at end of period (000's omitted)             $110           $115              $7,632

Ratio of expenses to average net assets                1.35%**+       2.11%**+            1.32%**

Ratio of net investment income (loss) to average
  net assets                                           3.01%**        2.23%**             3.21%**

Portfolio turnover rate                               36.10%**       36.10%**           143.87%**

Average Commission rate paid                          0.0548         0.0548              $.0560

 * Not Annualized.

** Annualized.

 + Net of reimbursements by SAM. Absent the reimbursements, the ratio of expenses to average net assets would be 1.70% and 2.46% for the Class A and Class B, respectively.

++ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 15 --

SMALL COMPANY FUND

                                                                       CLASS A        CLASS B     FOR THE PERIOD FROM
                                                                    -------------  -------------    JANUARY 31, 1996
                                                                     THREE-MONTH    THREE-MONTH     (INITIAL PUBLIC
                                                                    PERIOD ENDED   PERIOD ENDED        OFFERING)
                                                                    DECEMBER 31,   DECEMBER 31,     TO SEPTEMBER 30,
                                                                        1996           1996               1996
                                                                    --------------------------------------------------

Net asset value at beginning of period                                  $11.51         $11.51             $10.00

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                                   (.01)          (.04)              (.01)

  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                          .31            .32               2.19
                                                                    -------------  -------------      ----------

Total from investment operations                                           .30            .28               2.18
                                                                    -------------  -------------      ----------

LESS DISTRIBUTIONS:

  Dividends from net investment income                                      --             --                 --

  Distributions from realized gains                                         --             --               (.67)
                                                                    -------------  -------------      ----------

Total distributions                                                         --             --               (.67)
                                                                    -------------  -------------      ----------

Net asset value at end of period                                        $11.81         $11.79             $11.51
                                                                    -------------  -------------      ----------
                                                                    -------------  -------------      ----------

Total return++                                                           2.61%*         2.43%   *         21.83%      *

Net assets at end of period (000's omitted)                               $135           $103            $12,552

Ratio of expenses to average net assets                                  1.42%   **+      2.18%   **+          1.49%      **

Ratio of net investment income (loss) to average net assets              (.50%   )**     (1.28%   )**          (.24%      )**

Portfolio turnover rate                                                 73.47%   **     73.47%   **         91.03%      **

Average Commission rate paid                                            $.0496         $.0496             $.0510

 * Not Annualized.

** Annualized.

 + Net of reimbursements by SAM. Absent the reimbursements, the ratio of expenses to average net assets would be 1.62% and 2.41% for Class A and Class B, respectively.

++ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 16 --

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

                      CLASS A       CLASS B
                    ------------  ------------
                    THREE-MONTH   THREE-MONTH
                    PERIOD ENDED  PERIOD ENDED
                    DECEMBER 31,  DECEMBER 31,                        FOR THE YEAR ENDED SEPTEMBER 30
                        1996          1996        1996       1995       1994       1993       1992       1991       1990
                    -------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of
  period                 $10.10        $10.10      $10.24      $9.74     $10.74     $10.69     $10.20      $9.83      $9.96

INCOME FROM
  INVESTMENT
  OPERATIONS:

  Net investment
    income                  .15           .14         .54        .55        .52        .60        .72        .75        .77

  Net realized and
    unrealized
    gain (loss) on
    investments             .01           .02        (.14)       .50      (1.00)       .49        .54        .37       (.13)
                    ------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total from
  investment
  operations                .16           .16         .40       1.05       (.48)      1.09       1.26       1.12        .64
                    ------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

LESS
  DISTRIBUTIONS:

  Dividends from
    net investment
    income                 (.15 )        (.14 )      (.54)      (.55)      (.52)      (.60)      (.72)      (.75)      (.77)

  Distributions
    from capital
    gains                    --            --          --         --         --       (.44)      (.05)        --         --
                    ------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total
  distributions            (.15 )        (.14 )      (.54)      (.55)      (.52)     (1.04)      (.77)      (.75)      (.77)
                    ------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value at
  end of period          $10.11        $10.12      $10.10     $10.24      $9.74     $10.74     $10.69     $10.20      $9.83
                    ------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                    ------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total return++           1.63%*        1.55%*       4.00%     11.07%     (4.56%)    10.51%     12.78%     11.80%      6.65%

Net assets at end
  of period (000's
  omitted)                 $704          $223     $14,668    $13,774    $13,367    $14,706    $12,205     $9,458     $6,916

Ratio of expenses
  to average net
  assets                1.07**+       1.72**+       1.01%       .96%       .90%       .99%       .98%      1.00%      1.00%

Ratio of net
  investment
  income to
  average net
  assets                6.07%**       5.35%**       5.30%      5.51%      5.08%      5.52%      6.89%      7.45%      7.76%

Portfolio turnover
  rate                125.42%**     125.42%**     294.25%     124.9%     75.46%    104.94%     37.19%      9.51%     24.17%


                                FOR THE PERIOD FROM
                                 SEPTEMBER 7, 1988
                                  (INITIAL PUBLIC
                                   OFFERING) TO
                      1989      SEPTEMBER 30, 1988

Net asset value at
  beginning of
  period                $9.95           $9.93
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income                .77             .05
  Net realized and
    unrealized
    gain (loss) on
    investments          (.01)            .02
                    ---------          ------
Total from
  investment
  operations              .78             .07
                    ---------          ------
LESS
  DISTRIBUTIONS:
  Dividends from
    net investment
    income               (.77)           (.05       )
  Distributions
    from capital
    gains                  --              --
                    ---------          ------
Total
  distributions          (.77)           (.05       )
                    ---------          ------
Net asset value at
  end of period         $9.96           $9.95
                    ---------          ------
                    ---------          ------
Total return++          8.20%           .69%*
Net assets at end
  of period (000's
  omitted)             $6,249          $5,007
Ratio of expenses
  to average net
  assets                 .96%         1.06%**
Ratio of net
  investment
  income to
  average net
  assets                7.82%         7.46%**
Portfolio turnover
  rate                  4.36%            None

 * Not annualized.

** Annualized.

 + Net of reimbursement by SAM. Absent the reimbursements, the ratio of expenses to average net assets would be 1.30% and 1.95% for Class A and Class B, respectively.

++ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 17 --

SAFECO HIGH-YIELD BOND FUND

                                                                                                                      FOR THE
                                                                                                                    PERIOD FROM
                                                                                                                   SEPTEMBER 7,
                                 THREE-MONTH                                                                           1988
                                 PERIOD                                                                              (INITIAL
                                  ENDED                                                                               PUBLIC
                                 DECEMBER                                                                          OFFERING) TO
                                 31,                          FOR THE YEAR ENDED SEPTEMBER 30                      SEPTEMBER 30,
                                  1996     1996     1995     1994     1993     1992     1991      1990     1989        1988
                                 -----------------------------------------------------------------------------------------------
Net asset value at beginning of
  period                         $8.79      $8.68    $8.55    $9.22    $8.92    $8.35    $7.94     $9.33    $9.86        $9.89

INCOME FROM INVESTMENT
  OPERATIONS:

  Net investment income          .19          .78      .79      .82      .91      .83      .93      1.04     1.11          .07

  Net realized and unrealized
    gain (loss) on investments   .03          .11      .13     (.67)     .30      .57      .41     (1.39)    (.53)        (.03)
                                 -------  -------  -------  -------  -------  -------  -------  --------  -------  -------------

Total from investment
  operations                     .22          .89      .92      .15     1.21     1.40     1.34      (.35)     .58          .04
                                 -------  -------  -------  -------  -------  -------  -------  --------  -------  -------------

LESS DISTRIBUTIONS:

  Dividends from net investment
    income                       (.19   )    (.78)    (.79)    (.82)    (.91)    (.83)    (.93)    (1.04)   (1.11)        (.07)
                                 -------  -------  -------  -------  -------  -------  -------  --------  -------  -------------

Net asset value at end of
  period                         $8.82      $8.79    $8.68    $8.55    $9.22    $8.92    $8.35     $7.94    $9.33        $9.86
                                 -------  -------  -------  -------  -------  -------  -------  --------  -------  -------------
                                 -------  -------  -------  -------  -------  -------  -------  --------  -------  -------------

Total return+                    2.50%  *  10.79%   11.43%    1.61%   14.29%   17.52%   18.18%    (4.04%)   6.10%          .37%*

Net assets at end of period
  (000's omitted)                $50,298  $47,880  $39,178  $27,212  $28,291  $19,672  $11,931    $7,786   $9,051       $5,204

Ratio of expenses to average
  net assets                     .90%   **    .94%   1.01%    1.03%    1.09%    1.05%    1.11%     1.15%    1.11%         1.25%**

Ratio of net investment income
  to average net assets          8.56%  **   8.99%   9.28%    9.26%    9.94%    9.66%   11.51%    11.90%    11.52%       10.27%**

Portfolio turnover rate          35.01% **  92.65%  38.03%   63.02%   50.27%   40.66%   32.46%    18.46%    12.57%        None

 * Not annualized.

** Annualized.

 + Total return information is for a No-Load Class share outstanding throughout the period indicated. The High-Yield Bond Fund did not commence offering Class A and Class B shares until January 31, 1997.

                                    -- 18 --

SAFECO MANAGED BOND FUND

                                            CLASS A            CLASS B                          FOR THE PERIOD FROM
                                       -----------------  -----------------                      FEBRUARY 28, 1994
                                          THREE-MONTH        THREE-MONTH       FOR THE YEAR       (INITIAL PUBLIC
                                         PERIOD ENDED       PERIOD ENDED           ENDED             OFFERING)
                                       DECEMBER 31, 1996  DECEMBER 31, 1996  DECEMBER 31, 1995  TO DECEMBER 31, 1994
                                       -----------------------------------------------------------------------------
Net asset value at beginning of
  period                                  $      8.35        $      8.35         $    8.15           $     8.68

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                          0.11               0.09               .44                  .27

  Net realized and unrealized gain
    (loss) on investments                          --                 --               .94                 (.53)
                                       -----------------  -----------------       --------          -----------

Total from investment operations                 0.11               0.09              1.38                 (.26)
                                       -----------------  -----------------       --------          -----------

LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

  Net investment income                         (0.11)             (0.09)             (.44)                (.27)

  Net Realized gains on investments                --                 --              (.32)                  --
                                       -----------------  -----------------       --------          -----------

Total distributions                             (0.11)             (0.09)             (.76)                (.27)
                                       -----------------  -----------------       --------          -----------

Net asset value at end of period          $      8.35        $      8.35         $    8.77           $     8.15
                                       -----------------  -----------------       --------          -----------
                                       -----------------  -----------------       --------          -----------

Total return+                                  1.34%*             1.15%*            17.35%             (3.01%)*

Net assets at end of period (000's
  omitted)                                $       140        $       100         $   4,497           $    4,627

Ratio of expenses to average net
  assets                                      1.30%**            2.07%**             1.16%              1.28%**

Ratio of net investment income to
  average net assets                          5.22%**            4.45%**             5.14%              3.88%**

Portfolio turnover rate                     136.29%**          136.29%**            78.78%            132.26%**

 * Not annualized.

** Annualized.

 + Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 19 --

SAFECO MUNICIPAL BOND FUND

                                       CLASS A          CLASS B
                                     ------------     ------------
                                     THREE-MONTH      THREE-MONTH
                                     PERIOD ENDED     PERIOD ENDED           YEAR ENDED MARCH 31
                                     DECEMBER 31,     DECEMBER 31,
                                         1996             1996        1996      1995      1994      1993
                                     ---------------------------------------------------------------------
Net asset value at beginning of
  period                               $13.82           $13.82        $13.36    $13.27    $14.13    $13.37
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                  0.18             0.15           .76       .77       .78       .81

  Net realized and unrealized gain
    (loss) investments                   0.17             0.16           .33       .12      (.55)      .94
                                     ------------     ------------  --------  --------  --------  --------
Total from investment operations         0.35             0.31          1.09       .89       .23      1.75
                                     ------------     ------------  --------  --------  --------  --------
LESS DISTRIBUTIONS:

  Dividends from net investment
    income                              (0.18    )       (0.15    )     (.76)     (.77)     (.78)     (.81)

  Distributions from realized gains        --               --            --      (.03)     (.31)     (.18)
                                     ------------     ------------  --------  --------  --------  --------
Total distributions                     (0.18    )       (0.15    )     (.76)     (.80)    (1.09)     (.99)
                                     ------------     ------------  --------  --------  --------  --------
Net asset value at end of period       $13.99           $13.98        $13.69    $13.36    $13.27    $14.13
                                     ------------     ------------  --------  --------  --------  --------
                                     ------------     ------------  --------  --------  --------  --------
Total return++                         2.52%*           2.27%*         8.23%     7.10%     1.30%    13.60%

Net assets at end of period (000's
  omitted)                               $311             $112      $480,643  $472,569  $507,453  $541,515

Ratio of expenses to average net
  assets                              0.82%**          1.50%**          .54%      .56%      .52%      .53%

Ratio of net investment income to
  average net assets                  5.04%**          4.42%**         5.47%     5.96%     5.49%     5.91%

Portfolio turnover rate               6.66%**          6.66%**        12.60%    26.96%    22.07%    31.66%


                                                        YEAR ENDED MARCH 31
                                       1992      1991      1990      1989      1988      1987

Net asset value at beginning of
  period                               $12.95    $12.73    $12.92    $12.85    $14.16    $13.74
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   .86       .86       .88       .94       .96       .99
  Net realized and unrealized gain
    (loss) investments                    .48       .26       .25       .36      (.91)      .63
                                     --------  --------  --------  --------  --------  --------
Total from investment operations         1.34      1.12      1.13      1.30       .05      1.62
                                     --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               (.86)     (.86)     (.88)     (.94)     (.96)     (.99)
  Distributions from realized gains      (.06)     (.04)     (.44)     (.29)     (.40)     (.21)
                                     --------  --------  --------  --------  --------  --------
Total distributions                      (.92)     (.90)    (1.32)    (1.23)    (1.36)    (1.20)
                                     --------  --------  --------  --------  --------  --------
Net asset value at end of period       $13.37    $12.95    $12.73    $12.92    $12.85    $14.16
                                     --------  --------  --------  --------  --------  --------
                                     --------  --------  --------  --------  --------  --------
Total return++                         10.57%     9.13%     9.05%    10.49%      .93%    12.49%+
Net assets at end of period (000's
  omitted)                           $427,638  $331,647  $286,303  $231,911  $183,642  $214,745
Ratio of expenses to average net
  assets                                 .54%      .56%      .57%      .60%      .61%      .59%
Ratio of net investment income to
  average net assets                    6.37%     6.68%     6.76%     7.23%     7.42%     7.20%
Portfolio turnover rate                25.18%    38.55%    65.80%   135.60%    71.91%    23.09%

 * Not Annualized.

** Annualized.

 + Unaudited.

++ Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 20 --

SAFECO CALIFORNIA TAX-FREE INCOME FUND

                                     CLASS A    CLASS B
                                     --------   --------
                                     THREE-MONTH THREE-MONTH
                                      PERIOD     PERIOD
                                      ENDED      ENDED
                                     DECEMBER   DECEMBER                        YEAR ENDED MARCH 31
                                     31, 1996   31, 1996    1996     1995     1994     1993     1992     1991     1990
                                     -----------------------------------------------------------------------------------
Net asset value at beginning of
  period                              $12.07     $12.07     $11.54   $11.51   $12.23   $11.60   $11.24   $11.07   $11.02

INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                 0.15       0.12        .62      .63      .66      .68      .71      .71      .72

  Net realized and unrealized gain
    (loss) investments                  0.19       0.18        .40      .13     (.38)     .76      .44      .23      .23
                                     --------   --------   -------  -------  -------  -------  -------  -------  -------

Total from investment operations        0.34       0.30       1.02      .76      .28     1.44     1.15      .94      .95
                                     --------   --------   -------  -------  -------  -------  -------  -------  -------

LESS DISTRIBUTIONS:

  Dividends from net investment
    income                             (0.15)     (0.12)      (.62)    (.63)    (.66)    (.68)    (.71)    (.71)    (.72)

  Distributions from realized gains    (0.03)     (0.03)      (.08)    (.10)    (.34)    (.13)    (.08)    (.06)    (.18)
                                     --------   --------   -------  -------  -------  -------  -------  -------  -------

Total distributions                    (0.18)     (0.15)      (.70)    (.73)   (1.00)    (.81)    (.79)    (.77)    (.90)
                                     --------   --------   -------  -------  -------  -------  -------  -------  -------

Net asset value at end of period      $12.23     $12.22     $11.86   $11.54   $11.51   $12.23   $11.60   $11.24   $11.07
                                     --------   --------   -------  -------  -------  -------  -------  -------  -------
                                     --------   --------   -------  -------  -------  -------  -------  -------  -------

Total return***                        2.83%*     2.56%*     8.87%    7.01%    1.97%   12.88%   10.43%    8.78%    8.87%

Net assets at end of period (000's
  omitted)                              $122       $101    $70,546  $64,058  $77,056  $79,872  $71,480  $57,066  $47,867

Ratio of expenses to average net
  assets                               0.89%**    1.64%**     .68%     .70%     .68%     .66%     .67%     .67%     .68%

Ratio of net investment income to
  average net assets                   4.84%**    4.08%**    5.12%    5.65%    5.31%    5.71%    6.13%    6.32%    6.42%

Portfolio turnover rate               10.52%**   10.52%**   16.25%   44.10%   32.58%   23.18%   39.35%   22.92%   71.37%


                                      1989       1988          1987

Net asset value at beginning of
  period                              $10.72      $12.14       $11.68
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  .75         .76          .80
  Net realized and unrealized gain
    (loss) investments                   .30        (.99)         .57
                                     -------  ----------     --------
Total from investment operations        1.05        (.23)        1.37
                                     -------  ----------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                              (.75)       (.76)        (.80)
  Distributions from realized gains       --        (.43)++      (.11)
                                     -------  ----------     --------
Total distributions                     (.75)      (1.19)        (.91)
                                     -------  ----------     --------
Net asset value at end of period      $11.02      $10.72       $12.14
                                     -------  ----------     --------
                                     -------  ----------     --------
Total return***                       10.09%      (1.39%)     12.25%+
Net assets at end of period (000's
  omitted)                           $36,930     $28,790      $34,792
Ratio of expenses to average net
  assets                                .71%        .72%         .70%
Ratio of net investment income to
  average net assets                   6.86%       6.99%        6.71%
Portfolio turnover rate               76.95%      66.72%       44.61%

  * Not Annualized.

 ** Annualized.

*** Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

  + Unaudited.

++ Distribution includes $.05 per share attributable to the December 31, 1987, capital gain distribution paid in order to avoid any excise tax due under the Tax Reform Act of 1986.

                                    -- 21 --

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                                         CLASS A         CLASS B
                                      -------------   -------------
                                       THREE-MONTH     THREE-MONTH
                                      PERIOD ENDED    PERIOD ENDED
                                      DECEMBER 31,    DECEMBER 31,      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                          1996            1996        MARCH 31, 1996   MARCH 31, 1995   MARCH 31, 1994
                                      --------------------------------------------------------------------------------
 Net asset value at beginning of
   period                                $10.45          $10.45           $10.10           $9.91            $10.27

 INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                  0.12            0.10             0.50             0.49             0.44

   Net realized and unrealized gain
     (loss) on investments                0.09            0.11             0.27             0.19            (0.35)
                                      -------------   -------------     -------           ------          -------
 Total from investment operations         0.21            0.21             0.77             0.68             0.09
                                      -------------   -------------     -------           ------          -------
 LESS DISTRIBUTIONS:

   Dividends from net investment
     income                              (0.12)          (0.10)           (0.50)           (0.49)           (0.44)

   Distribution from realized gains      (0.01)          (0.01)           (0.03)              --            (0.01)
                                      -------------   -------------     -------           ------          -------
 Total distributions                     (0.13)          (0.11)           (0.53)           (0.49)           (0.45)
                                      -------------   -------------     -------           ------          -------
 Net asset value at end of period        $10.53          $10.55           $10.34           $10.10           $9.91
                                      -------------   -------------     -------           ------          -------
                                      -------------   -------------     -------           ------          -------
 Total return+                           1.94%*          1.94%*           7.73%            7.13%             .68%

 Net assets at end of period (000's
   omitted)                              $ 336           $ 211            $6,489           $5,953           $2,908

 Ratio of expenses to average net
   assets                                1.31%**         2.06%**          1.07%            1.09%            1.44%

 Ratio of net investment income to
   average net assets                    4.49%**         3.71%**          4.78%            5.06%            4.17%

 Portfolio turnover rate                15.96%**        15.96%**         20.86%            9.23%           17.26%


                                         FOR THE PERIOD FROM
                                           MARCH 18, 1993
                                      (INITIAL PUBLIC OFFERING)
                                          TO MARCH 31, 1993

 Net asset value at beginning of
   period                                      $10.32
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                        0.02
   Net realized and unrealized gain
     (loss) on investments                     (0.05)
                                            --------
 Total from investment operations              (0.03)
                                            --------
 LESS DISTRIBUTIONS:
   Dividends from net investment
     income                                    (0.02)
   Distribution from realized gains               --
                                            --------
 Total distributions                           (0.02)
                                            --------
 Net asset value at end of period              $10.27
                                            --------
                                            --------
 Total return+                                 (.31%)*
 Net assets at end of period (000's
   omitted)                                    $2,163
 Ratio of expenses to average net
   assets                                      1.04%**
 Ratio of net investment income to
   average net assets                          4.47%**
 Portfolio turnover rate                        None

 * Not annualized.

** Annualized.

 + Total return excludes the effects of sales charges. If sales charges were included, the total return for Classes A and B would be lower.

                                    -- 22 --

SAFECO MONEY MARKET FUND

                      CLASS A  CLASS B
                      -------  -------
                      THREE-MONTH THREE-MONTH
                      PERIOD   PERIOD
                       ENDED    ENDED
                      DECEMBER DECEMBER
                        31,      31,                                       YEAR ENDED MARCH 31
                       1996     1996     1996     1995     1994     1993     1992     1991     1990     1989     1988      1987
                      -----------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of
  period              $1.00    $1.00      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00  $1.00

INCOME FROM
  INVESTMENT
  OPERATIONS:

  Net investment
    income            .01      .01          .05      .04      .02      .03      .05      .07      .08      .08      .06    .06

LESS DISTRIBUTIONS:

  Dividends from net
    investment
    income            (.01   ) (.01   )    (.05)    (.04)    (.02)    (.03)    (.05)    (.07)    (.08)    (.08)    (.06)  (.06   )
                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

  Net asset value at
    end of period     $1.00    $1.00      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00  $1.00
                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------

Total return          1.21%  * 1.21%  *   5.15%    4.20%    2.48%    2.98%    5.04%    7.60%    8.77%    7.86%    6.56%  5.90%   +

Net assets at end of
  period (000's
  omitted)            $295     $106     $165,122 $171,958 $186,312 $144,536 $184,823 $224,065 $225,974 $177,813 $119,709 $57,998

Ratio of expenses to
  average net assets  .55%   ** .54%   **    .78%    .78%    .79%     .77%     .73%     .70%     .71%     .74%     .79%   .82%
Ratio of net
  investment income
  to average net
  assets              5.01%  ** 4.96%  **   5.04%   4.21%   2.47%    3.02%    5.05%    7.34%    8.45%    7.66%    6.49%  5.71%

 * Not Annualized.

** Annualized.

 + Unaudited.

                                    -- 23 --

ADVISER'S INSTITUTIONAL PRIVATE ACCOUNT PERFORMANCE

The Value Fund's adviser, SAFECO Asset Management Company ("SAM") has been managing institutional private accounts (the "SAFECO Composite") since 1979. The SAFECO Composite had investment objectives, policies, strategies and risks substantially similar to those of the Value Fund. The data below is provided to illustrate the past performance of SAM in managing substantially similar accounts as measured against the S&P 500 Index and does not represent the performance of the Value Fund.

CALENDAR YEAR TOTAL RETURNS

                                                             SAFECO           SAFECO        S&P 500
YEAR                                                      COMPOSITE(A)*    COMPOSITE(B)*    INDEX**
-------------------------------------------------------  ---------------  ---------------  ----------
1987                                                            0.25%            (.50%)         5.17%
1988                                                           18.83%           17.98%         16.50%
1989                                                           19.43%           18.58%         31.43%
1990                                                           (4.50%)          (5.22%)        (3.19%)
1991                                                           28.55%           27.65%         30.55%
1992                                                           12.98%           12.06%          7.68%
1993                                                           10.58%            9.73%         10.00%
1994                                                            3.31%            2.54%          1.33%
1995                                                           36.74%           35.74%         37.50%
1996                                                           25.07%           24.15%         23.25%

AVERAGE ANNUAL TOTAL RETURNS FOR ONE, FIVE AND TEN YEAR PERIODS ENDING DECEMBER 31, 1996

                                                                            SAFECO        S&P 500
                                                                           COMPOSITE       INDEX
                                                                         -------------  -----------
Last One Year                                                                 25.43%        23.25%
Last Five Years                                                               17.46%        15.26%
Last Ten Years                                                                14.74%        15.26%

------------------------

 * The gross performance of the SAFECO Composite in the tables above is shown after reduction by the Value Fund's maximum management fee and the estimated "other expenses" (1.04% per year) and does not reflect the deduction of 12b-1 fees which would cause the performance figures to be lower.

** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

All returns presented were calculated on a total return basis and reflect the reinvestment of capital gains, dividends and interest. Custodial fees, if any, were not included in the SAFECO Composite calculation. The SAFECO Composite's returns are asset-weighted using beginning-of-period market values adjusted for cash flows.

The Value Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions may cause the performance of the Value Fund to vary from that of the SAFECO Composite. In addition, the institutional private accounts are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Value Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Consequently, the performance results for the SAFECO Composite could have been adversely affected if the accounts included in the Composite had been regulated as investment companies under the federal securities laws.

                                    -- 24 --

The investment results of the SAFECO Composite are unaudited and are not intended to predict or suggest the returns that might be experienced by the Value Fund. Investors should also be aware that the use of a methodology different from that used above to calculate the SAFECO Composite's performance could result in different performance data.

The S&P 500 Index is used for comparison purposes only. The S&P 500 Index is an unmanaged index of representative U.S. stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance of the Value Fund.

SUB-ADVISER'S INSTITUTIONAL PRIVATE ACCOUNT PERFORMANCE

The International Fund's sub-adviser, Bank of Ireland Asset Management (U.S.) Limited ("BIAM") has been managing separate accounts for institutional clients in the United States for seven years. These accounts had investment objectives, policies, strategies and risks substantially similar to those of the International Fund. BIAM's past performance in advising these accounts was a key factor in its selection as the Fund's sub-adviser. The performance set forth in the tables below is based on the return achieved on BIAM's fully discretionary international equity composite of accounts (the "BIAM Composite"). The BIAM Composite data is provided to illustrate the past performance of BIAM in managing substantially similar accounts as measured against the International Fund and the EAFE Index, and does not represent the performance of the International Fund.

CALENDAR YEAR TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1996

                                                            BIAM             BIAM           EAFE
YEAR                                                    COMPOSITE(A)     COMPOSITE(B)      INDEX*
-----------------------------------------------------  ---------------  ---------------  -----------
1990                                                         (4.65%)           5.37%        (23.20%)
1991                                                         10.61%            9.80%         12.50%
1992                                                         11.00%           10.19%        (11.85%)
1993                                                         49.49%           39.53%         32.94%
1994                                                          8.04%           (8.74%)         8.06%
1995                                                         18.09%           17.25%         11.55%
1996                                                         21.49%           20.62%          6.36%

AVERAGE ANNUAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 1996

                                                                 PERIOD
                                                                BEGINNING
                                                               JANUARY 31,
                                                                  1996,
                                                                 ENDING
                                                              DECEMBER 31,      ONE       FIVE
                                                                  1996         YEAR       YEARS
                                                              -------------  ---------  ---------
International Fund**                                       --                       --         --
Class A                                                9.01%
Class B                                                8.91%
BIAM Composite                                                                  21.78%     15.80%
EAFE Index                                                                       6.36%      8.48%

------------------------------

 * The Morgan Stanley Europe, Australia and Far East Index ("EAFE Index") is a market-weighted aggregate of 20 individual country indices that collectively represent many of the major markets of the world, excluding Canada and the United States.

                                    -- 25 --

** The performance information of the Class A and Class B Shares (the "Advisor Classes") of the International Fund reflects the actual performance of the Advisor Classes for the period September 30, 1996 to December 31, 1996 and the performance of the No-Load Class of the Fund, restated to reflect the sales charges but not the Rule 12b-1 fees of the Advisor Classes for the period prior to September 30, 1996. Performance information would have been lower for the period prior to September 30, 1996 if Rule 12b-1 fees were reflected. The gross performance of the Composite in the tables above is shown after reduction by the International Fund's weighted average expenses excluding 12b-1 fees (2.09%) of the two fiscal periods ending September 30, 1996 and December 31, 1996.

All returns presented were calculated on a total return basis and reflect the reinvestment of capital gains, dividends and interest. The BIAM Composite's returns are asset-weighted using beginning-of-period market values adjusted for cash flows.

The International Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, and brokerage commissions are all reasons that might cause the performance of the International Fund to vary from that of the BIAM Composite. In addition, the BIAM Composite accounts are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the BIAM Composite could have been adversely affected if the accounts included in the BIAM Composite had been regulated as investment companies under the federal securities laws.

The investment results of BIAM's Composite are unaudited and are not intended to predict or suggest the returns that might be experienced by the International Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

The EAFE Index is used for comparison purposes only. The EAFE Index is an unmanaged index of representative international stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance of the International Fund.

ALTERNATIVE PURCHASE ARRANGEMENT

This Prospectus offers two classes of shares for each Fund. For each Fund except the Money Market Fund, Class A shares are sold at net asset value plus an initial sales charge of up to 4.5%. Class A shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class A shares. For each Fund except the Money Market Fund, Class B shares are sold at net asset value with no initial sales charge, but a CDSC of up to 5% applies to redemptions made within six years of purchase. Class B shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class B shares and an annual Rule 12b-1 distribution fee of 0.75% of the average daily net assets of the Class B shares. Class B shares convert to Class A shares in the first month following the investor's sixth anniversary from purchase. The maximum investment amount in Class B shares is $500,000.

Class A and B shares of the Money Market Fund are sold at net asset value, are not subject to sales charges, and do not currently pay Rule 12b-1 fees. Money Market Fund Class A and Class B shares may be subject to sales charges if an investor exchanges into Class A or Class B shares of another Fund. See "Purchasing Advisor Class A Shares" and "Purchasing Advisor Class B Shares."

For shareholders of each Fund except the Money Market Fund, the alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a

                                    -- 26 --

Fund, the accumulated distribution and service fees and CDSCs on Class B shares prior to conversion would be less than the initial sales charge and accumulated service fee on Class A shares purchased at the same time.

Class A shares will normally be more beneficial than Class B shares to investors who qualify for reduced initial sales charges or a sales load waiver on Class A shares. Class A shares are subject to a service fee (but not a distribution fee) and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.

Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class B shares. The CDSC imposed on the redemption of Class B shares decreases and is completely eliminated with respect to such shares beginning in the first month following the investor's sixth anniversary from purchase. Class B shares automatically convert to Class A shares (which are subject to lower continuing charges) in the first month following the investor's sixth anniversary from purchase.

For more information about each Fund's shares, see "How to Purchase Shares" beginning on page 53.

EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES

The investment objective and investment policies for each Fund are described below. A Trust's Board of Trustees may change a Fund's (except the California Fund's) objective without a shareholder vote, but no such change will be made without prior written notice to shareholders of that Fund (60 days' in the case of the Money Market, Municipal Bond and Washington Funds and 30 days' in the case of the other Funds). The California Fund has a fundamental investment objective that may not be changed without a shareholder vote. In the event a Fund changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment. Each Fund has adopted a number of investment restrictions. If a Fund satisfies a percentage limitation at the time of investment, a later increase or decrease in value, assets or other circumstances will not be considered in determining whether the Fund complies with the applicable policy (except to the extent the change may impact the Fund's borrowing limits). Unless otherwise stated, the investment policies and limitations described below under each Fund's description and "Common Investment Practices" are non-fundamental and may be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

GROWTH FUND

The Growth Fund has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation. Such investments may cause its share price to be more volatile than the Equity and Income Funds.

To pursue its investment objective, the Growth Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

                                    -- 27 --

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation.

3. MAY INVEST UP TO 5% OF NET ASSETS IN CONTINGENT VALUE RIGHTS. A contingent value right is a right issued by a corporation that takes on a preestablished value if the underlying common stock does not attain a target price by a specified date.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74.

EQUITY FUND

The Equity Fund has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/ or dividend potential and from a long-range investment standpoint. The Equity Fund does not seek to achieve both growth and income with every portfolio security investment. Rather, it attempts to achieve a reasonable balance between growth and income on an overall basis.

To pursue its investment objective, the Equity Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES (WHICH INCLUDE COMMON STOCKS AND PREFERRED STOCKS). The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER), EXCEPT THAT LESS THAN 35% OF ITS NET ASSETS WILL BE INVESTED IN SUCH SECURITIES. The Equity Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Equity Fund's net assets will be invested in such securities. The Equity Fund will not purchase a bond rated below Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or which is in default on the payment of principal and interest. Bonds rated Ca or CC are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 47 for more information.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74. For a description of debt securities ratings, see the "Ratings Supplement" on page 74.

INCOME FUND

The Income Fund has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Fund currently intends to place greatest emphasis on holding common stock, convertible corporate bonds and convertible preferred stock. SAM will select securities primarily for current income, but also with a view toward capital growth when this can be accomplished without conflicting with the Fund's investment objective.

                                    -- 28 --

To pursue its investment objective, the Income Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCK AND ALSO IN CONVERTIBLE AND NON-CONVERTIBLE CORPORATE BONDS AND PREFERRED STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Income Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Income Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 47 for more information.

2. MAY INVEST UP TO 10% OF TOTAL ASSETS IN EURODOLLAR BONDS WHICH ARE ISSUED BY U.S. ISSUERS. Eurodollar bonds are traded in the European bond market and are denominated in U.S. dollars. The Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Fund in any material, adverse manner.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74. For a description of debt securities ratings, see the "Ratings Supplement" on page 74.

NORTHWEST FUND

The Northwest Fund has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington.

To pursue its investment objective, the Northwest Fund:

1. WILL ORDINARILY INVEST ITS ASSETS IN SHARES OF COMMON STOCKS AND PREFERRED STOCKS OF COMPANIES LOCATED IN THE NORTHWEST SELECTED PRIMARILY FOR POTENTIAL LONG-TERM APPRECIATION. To determine those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. The Fund generally invests a portion of its assets in smaller companies. See "Risk Factors" for more information about the risks of investing primarily in companies located in the Northwest.

2. MAY OCCASIONALLY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN THE OPINION OF SAM, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer. The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

See "Risk Factors" for more information about the risks inherent in geographic concentration. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74. For a description of debt securities ratings, see the "Ratings Supplement" on page 74.

                                    -- 29 --

INTERNATIONAL FUND

The investment objective of the International Fund is to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

To pursue its investment objective, the International Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCKS OF NON-U.S. COMPANIES. Common stock issued by foreign companies is subject to various risks in addition to those associated with U.S. investments. For example, the value of the common stock depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the common stock is issued.

2. MAY INVEST IN PREFERRED STOCKS AND CONVERTIBLE SECURITIES ISSUED BY FOREIGN COMPANIES.

3. MAY INVEST IN DEBT SECURITIES ISSUED BY FOREIGN COMPANIES AND GOVERNMENTS. The Fund will make such investments primarily for defensive purposes, but may also do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors.

4. MAY INVEST IN PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"), WHICH INCLUDE FUNDS OR TRUSTS ORGANIZED AS INVESTMENT VEHICLES TO INVEST IN COMPANIES OF CERTAIN FOREIGN COUNTRIES. Investors in PFICs bear their proportionate share of the PFIC's management fees and other expenses. See "Additional Tax Information" in the Common Stock Trust's Statement of Additional Information.

5. MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, MAY PURCHASE AND SELL THE FOLLOWING NON-LEVERAGED DERIVATIVE SECURITIES: FUTURES CONTRACTS AND RELATED OPTIONS WITH RESPECT TO SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, AND MAY ENTER INTO FOREIGN CURRENCY TRANSACTIONS SUCH AS FORWARD CONTRACTS. The Fund may employ certain strategies and techniques utilizing these instruments to mitigate its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values. There is no guarantee that these strategies and techniques will work.

An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of an option is obligated to purchase or sell (depending upon the nature of the option) the underlying securities if the option is exercised during the specified period of time. A futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a security at the close of the last trading day of the contract and the price at which the agreement is made. A forward currency contract is an agreement to purchase or sell a foreign currency at some future time for a fixed amount of U.S. dollars.

The Fund, under normal conditions, will not sell a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are

                                    -- 30 --
written) would exceed 25% of the Fund's net assets. The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

See "Risk Factors" for more information about the risks inherent in securities issued by foreign issuers and in the purchase and sale of options, futures and forward contracts. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74.

BALANCED FUND

The Balanced Fund has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities and will occasionally alter the mix of its equity and fixed income securities. Such action will be taken in response to economic conditions and generally in small increments. The Balanced Fund will not make significant changes in its asset mix in an attempt to "time the market."

To pursue its investment objective, the Balanced Fund:

1. WILL ORDINARILY INVEST FROM 50% TO 70% OF ITS TOTAL ASSETS IN EQUITY SECURITIES, WHICH INCLUDE COMMON STOCKS, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer.

    The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

2. WILL INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN FIXED-INCOME SENIOR SECURITIES. The Fund will purchase only those U.S. Government and investment grade debt obligations or non-rated debt obligations which in SAM's view contain the credit characteristics of investment grade debt obligations. Investment grade obligations (rated between Aaa-Baa by Moody's and AAA-BBB by S&P) are from high to medium quality. Medium quality obligations possess speculative characteristics and may be more sensitive to economic changes and changes to the financial condition of issuers.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74. For a description of debt securities ratings, see the "Ratings Supplement" on page 74.

SMALL COMPANY FUND

The Small Company Fund has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

To pursue its investment objective, the Small Company Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCK AND PREFERRED STOCK OF SMALL-SIZED COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $1 BILLION. Companies whose

                                    -- 31 --
    capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. In determining those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. See "Risk Factors" for more information about the risks inherent in securities issued by small companies.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN SAM'S OPINION, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 47 for more information.

See "Risk Factors" for more information about the risks inherent in small company issuers. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74. For a description of debt securities ratings, see the "Ratings Supplement" on page 74.

VALUE FUND

The Value Fund has as its investment objective to seek long-term growth of capital and income. The Value Fund primarily invests in common stock selected for potential appreciation and income using fundamental value analysis. The Value Fund will invest of least 65% of its assets in common stock and preferred stock issued by U.S. companies.

To pursue its investment objective, the Value Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Value Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk bonds" or in comparable, unrated bonds, but less than 35% of the Value Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 74. See "Risk Factors" on page 47 for more information.

                                    -- 32 --

COMMON INVESTMENT PRACTICES OF THE STOCK FUNDS

Each of the Stock Funds may also follow the investment practices described below:

1.  MAY INVEST IN BONDS AND OTHER DEBT SECURITIES.

    Each Fund may invest in bonds and other debt securities that are rated investment grade by Moody's or S&P, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

    After purchase by a Stock Fund, a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require a Stock Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. The Equity Fund will not hold more than 3% of its total assets and the Income Fund will not hold more than 1% of its total assets in bonds that go into default on the payment of principal and interest after purchase. In the event that 35% or more of a Stock Fund's net assets is held in securities rated below investment grade due to a downgrade of one or more corporate bonds, SAM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities remain below 35% of the Fund's net assets.

2. MAY INVEST IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Stock Fund could lose all of its principal investment in the warrant.

3. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS (EXCEPT THE EQUITY FUND) OR REPURCHASE AGREEMENTS. The Stock Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. With respect to repurchase agreements, each Stock Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties.

4. MAY PURCHASE SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS OR PURCHASE OR SELL SECURITIES ON A "FORWARD COMMITMENT" BASIS. Under this procedure, a Stock Fund agrees to acquire securities that are to be issued and delivered against payment in the future. The price, however, is fixed at the time of commitment. When a Stock Fund purchases when-issued or delayed-delivery securities, its custodian bank will maintain in a temporary holding account cash, U.S. Government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the temporary holding account or

                                    -- 33 --
    from then-available cash flow. If a Stock Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could incur a gain or loss due to market fluctuations. Use of these techniques may affect a Fund's share price in a manner similar to leveraging.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, EXCEPT THE INTERNATIONAL FUND, WHICH MAY INVEST 100% OF ITS ASSETS IN FOREIGN SECURITIES. FOREIGN SECURITIES ARE SUBJECT TO RISKS IN ADDITION TO THOSE INHERENT IN INVESTMENTS IN DOMESTIC SECURITIES. See "Risk Factors" on page 47 for more information about the risks associated with investments in foreign securities.

7. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass-through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors. The value of REIT units fluctuates depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged.

8. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES, PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE COMMON STOCK TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Stock Funds' illiquidity to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities. As a result, a Stock Fund may not be able to sell these securities when its investment adviser or sub-investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

9. MAY INVEST IN SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY ARE LINKED TO A SPECIFIED EQUITY SECURITY OR SECURITIES INDEX. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities

                                    -- 34 --
    depends largely on the performance of the securities or indices to which they are indexed, but such securities are also subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES OF UNSEASONED ISSUERS. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

The following restrictions are fundamental policies of the Stock Funds that cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE GROWTH, INCOME AND NORTHWEST FUNDS MAY NOT PURCHASE MORE THAN 10% OF ANY CLASS OF SECURITIES OF ANY ONE ISSUER.

3. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

4. EACH STOCK FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES, AND THE GROWTH FUND ONLY FOR EXTRAORDINARY OR EMERGENCY PURPOSES, FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Growth, Income and Northwest Funds will not borrow amounts in excess of 20%, and the Equity, Balanced, International, Small Company and Value Funds will not borrow amounts in excess of 33%, of total assets. A Stock Fund will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding for that Fund.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Common Stock Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE INTERMEDIATE TREASURY FUND

The investment objective of the Intermediate Treasury Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Intermediate Treasury Fund will seek to maintain a portfolio of U.S. Treasury obligations with an average dollar weighted maturity of between three and ten years; however, individual obligations held by the Intermediate Treasury Fund may have maturities outside that range.

To pursue its investment objective, the Intermediate Treasury Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN DIRECT OBLIGATIONS OF THE U.S. TREASURY SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS. The Intermediate Treasury Fund may also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. Government.

2.  WILL INVEST UP TO 35% OF ITS TOTAL ASSETS IN:

    OTHER U.S. GOVERNMENT SECURITIES, including (a) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association ("GNMA"), (b) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National

                                    -- 35 --

    Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

    CORPORATE DEBT SECURITIES which at the time of purchase are rated in the top three grades (A or higher) by either Moody's or S&P, or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management. See "Ratings Supplement" beginning on page 74.

3. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, EURODOLLAR BONDS AND MUNICIPAL SECURITIES. See the Taxable Bond Trust's Statement of Additional Information for more information about these securities.

INVESTMENT POLICIES OF THE HIGH-YIELD FUND

The High-Yield Fund has as its investment objective to provide a high level of current interest income through the purchase of high-yield, fixed-income securities. The higher yields that the Fund seeks are usually available from lower-rated or unrated securities sometimes referred to as "junk bonds." The maturity of the debt obligations held by the Fund may range from 1 to 30 years. However, it is anticipated that the majority of debt obligations will have maturities from 5 to 15 years.

To pursue its investment objective, the High-Yield Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS PORTFOLIO IN HIGH-YIELD, FIXED-INCOME SECURITIES. The High-Yield Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, I.E., rated lower than the top four grades by S&P or Moody's, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

    While fixed-income securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities. For further explanation of the special risks associated with investing in lower-rated, fixed-income securities, see "Risk Factors" on page 47.

    For a description of debt ratings, see "Rating Supplement" beginning on page
    74. For a breakdown of the debt securities held by the High-Yield Fund during the fiscal period ended December 31, 1996, see "Debt Securities Holdings" on page 76. The High-Yield Fund may retain an issue whose rating has been changed.

                                    -- 36 --

2. MAY INVEST IN FIXED-INCOME SECURITIES WITH EQUITY FEATURES WHEN COMPARABLE IN YIELD AND RISK TO FIXED-INCOME SECURITIES WITHOUT EQUITY FEATURES, BUT ONLY WHEN ACQUIRED AS A RESULT OF UNIT OFFERINGS WHICH CARRY AN EQUITY ELEMENT SUCH AS COMMON STOCK, RIGHTS OR OTHER EQUITY SECURITIES. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

3. MAY INVEST IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A ("RULE 144A SECURITIES"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933 ("1933 Act") or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities.

4. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES WHICH ARE RATED LOWER THAN THE TOP THREE GRADES ASSIGNED BY MOODY'S OR S&P OR ARE UNRATED BUT COMPARABLE TO SUCH RATED SECURITIES IF, IN THE OPINION OF SAM, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY-RATED TAXABLE SECURITIES. Investment in medium and lower quality tax-exempt bonds involves the same risks as investments in taxable bonds of similar quality.

5. MAY INVEST IN OBLIGATIONS OF, OR GUARANTEED BY, THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES OR IN FIXED-INCOME SECURITIES WHICH ARE RATED IN THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P DURING MARKET CONDITIONS WHICH, IN THE OPINION OF SAM, ARE UNFAVORABLE FOR SATISFACTORY PERFORMANCE BY LOWER-RATED OR UNRATED FIXED-INCOME SECURITIES. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss to principal may be substantially reduced with a small reduction in yield.

COMMON INVESTMENT PRACTICES OF THE INTERMEDIATE TREASURY FUND AND THE HIGH-YIELD FUND

The Intermediate Treasury Fund and High-Yield Fund may also follow the investment practices described below:

1. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS, REPURCHASE AGREEMENTS AND HIGH-QUALITY SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT. Each Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

2. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Neither Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

                                    -- 37 --

COMMON INVESTMENT PRACTICES OF THE INTERMEDIATE TREASURY FUND AND THE HIGH-YIELD FUND (CONTINUED)
3. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Fund's share price in a manner similar to leveraging.

The following restrictions are fundamental policies of the Intermediate Treasury Fund and High-Yield Fund which cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR SAFECO CORPORATION OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A Fund will not borrow amounts in excess of 20% of its total assets. A Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. Each Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemption requests exceed available cash.

4. EACH FUND MAY INVEST UP TO 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES, WHICH ARE SECURITIES THAT CANNOT BE SOLD WITHIN SEVEN DAYS IN THE ORDINARY COURSE OF BUSINESS FOR APPROXIMATELY THE AMOUNT AT WHICH THEY ARE VALUED. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.

5. EACH FUND MAY INVEST UP TO 10% OF NET ASSETS IN REPURCHASE AGREEMENT TRANSACTIONS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including the risk that the Fund will be unable to dispose of the security during the term of the repurchase agreement if the security's market value declines, and delays and costs to a Fund if the other party to the repurchase agreement declares bankruptcy.

For more information see the "Investment Policies" and "Additional Investment Information" sections of the Taxable Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

The investment objective of the Managed Bond Fund is to provide as high a level of total return as is consistent with the relative stability of capital through purchase of investment grade debt securities.

In pursuing the Managed Bond Fund's investment objective, SAM will seek to minimize the effects of interest rate risks while pursuing total return by adjusting the investment portfolio's average maturity in response to interest rate changes. In general, the Managed Bond Fund's strategy will be to hold

                                    -- 38 --
fixed-income securities with shorter maturities as interest rates rise and with longer maturities as interest rates fall. The fixed-income securities held by the Managed Bond Fund will have maturities of 10 years or less from the date of purchase. SAM reserves the right to modify the Managed Bond Fund's investment strategy in any respect at any time.

To pursue its investment objective, the Managed Bond Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN BONDS, DEFINED AS FIXED-INCOME SECURITIES.

2. WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES; I.E., SECURITIES RATED IN THE TOP FOUR CATEGORIES BY EITHER S&P OR MOODY'S OR IF NOT RATED, SECURITIES WHICH, IN SAM'S OPINION, ARE COMPARABLE IN QUALITY TO INVESTMENT GRADE DEBT SECURITIES. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities. The Managed Bond Fund will limit investments in such medium grade debt securities to no more than 10% of its total assets. Unrated securities are not necessarily of lower quality than rated securities, but may not be as attractive to investors.

    The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management and position within its industry. For a description of debt securities ratings, see "Ratings Supplement" beginning on page 74.

3. WILL INVEST AT LEAST 50% OF ITS TOTAL ASSETS IN OBLIGATIONS OF OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES. These obligations include (a) direct obligations of the U.S. Treasury, such as U.S. Treasury notes, bills, bonds and stripped securities; (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the GNMA; (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC; and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the TVA. While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES OR EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. The Managed Bond Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Managed Bond Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Managed Bond Fund in any material, adverse manner. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds discussed below.

5. MAY INVEST IN ASSET-BACKED SECURITIES, WHICH REPRESENT INTERESTS IN, OR ARE SECURED BY AND PAYABLE FROM, POOLS OF ASSETS SUCH AS CONSUMER LOANS, AUTOMOBILE RECEIVABLE SECURITIES, CREDIT CARD RECEIVABLE SECURITIES, AND INSTALLMENT LOAN CONTRACTS. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately

                                    -- 39 --
    depends upon borrowers paying the underlying loans. There is a risk that one or more of the underlying borrowers may default and that recovery on repossessed collateral may be unavailable or inadequate to support payments on the defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, WHICH ARE SECURITIES ISSUED AND TRADED IN THE UNITED STATES BY FOREIGN ISSUERS. These bonds have investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Managed Bond Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

    Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will attempt to analyze a potential investment in the foreign issuer with respect to quality and risk on the same basis as the rating services. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will attempt to select investments in foreign securities on the same basis, and with comparable quantities and types of information, as its investments in domestic securities, that may not always be possible.

7. MAY PURCHASE OR SELL SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS. Under this procedure, the Managed Bond Fund agrees to acquire securities that are to be issued and delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When the Managed Bond Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Managed Bond Fund's share price in a manner similar to the use of leveraging.

8. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Managed Bond Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Managed Bond Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. With respect to repurchase agreements, the Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements which mature in more than seven days.

9. MAY HOLD CASH AS A TEMPORARY DEFENSIVE MEASURE WHEN MARKET CONDITIONS SO WARRANT.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES IF, IN SAM'S OPINION, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY RATED TAXABLE SECURITIES.

11. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. The Managed Bond Fund, however, will not engage primarily in trading for the purpose of short-term profits. The Managed Bond Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

                                    -- 40 --

The following restrictions are fundamental policies of the Managed Bond Fund which cannot be changed without shareholder vote.

1. THE FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. THE FUND MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES ONLY FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of its total assets. As a non-fundamental policy, the Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. The Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Managed Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE TAX-EXEMPT INCOME FUNDS

The investment objective of the Municipal Bond Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. The investment objective of the California Fund is to provide as high a level of current interest income exempt from federal income tax and California State personal income tax as is consistent with the relative stability of capital. The investment objective of the Washington Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

To pursue its investment objective, each of the Tax-Exempt Income Funds:

1. WILL, DURING NORMAL MARKET CONDITIONS, INVEST AS A MATTER OF FUNDAMENTAL POLICY AT LEAST 80% OF ITS NET ASSETS IN SECURITIES THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND, IN THE CASE OF THE CALIFORNIA FUND, EXEMPT FROM CALIFORNIA PERSONAL INCOME TAX. The Tax-Exempt Income Funds do not currently intend to purchase taxable investments, except as a temporary accommodation or in an emergency situation.

2. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN MUNICIPAL BONDS (IN THE CASE OF THE WASHINGTON FUND, ISSUED BY THE STATE OF WASHINGTON OR POLITICAL SUBDIVISIONS, MUNICIPALITIES, AGENCIES, INSTRUMENTALITIES OR PUBLIC AUTHORITIES WITHIN THE STATE OF WASHINGTON) HAVING A MATURITY IN EXCESS OF ONE YEAR THAT AT THE TIME OF ACQUISITION ARE INVESTMENT GRADE; I.E., RATED IN ONE OF THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P OR, IF UNRATED, DETERMINED BY SAM TO BE OF COMPARABLE QUALITY. Each Tax-Exempt Income Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Tax-Exempt Income Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

                                    -- 41 --

    In addition to reviewing ratings, SAM will analyze the quality of rated and unrated municipal bonds for purchase by each Tax-Exempt Income Fund by evaluating various factors that may include the issuer's or guarantor's financial resources and liquidity, economic feasibility of revenue bond project financing and general purpose borrowings, cash flow and ability to meet anticipated debt service requirements, quality of management, sensitivity to economic conditions, operating history and any relevant political or regulatory matters. SAM may also evaluate trends in the economy, the financial markets or specific geographic areas in determining whether to purchase a bond. For a description of municipal bond ratings, see the Tax-Exempt Bond Trust's Statement of Additional Information.

    After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high-yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Tax-Exempt Income Fund will not hold more than 5% of its net assets in such below investment grade securities.

    The term "municipal bonds" as used in this Prospectus means those obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and, in the case of the California Fund, exempt from California personal income tax.

3.  MAY INVEST IN ANY OF THE FOLLOWING TYPES OF MUNICIPAL BONDS:

    REVENUE BONDS, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" ("IDB") is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Tax-Exempt Income Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Tax-Exempt Income Fund will not purchase private activity bonds ("PABs") or any other type of revenue bonds, the interest on which is a tax preference item for purposes of the alternative minimum tax.

    GENERAL OBLIGATION BONDS, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

    VARIABLE AND FLOATING RATE OBLIGATIONS, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations typically carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by

                                    -- 42 --
    events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. Each Tax-Exempt Income Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments.

    PUT BONDS, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and PUT BONDS WITH DEMAND FEATURES. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

    MUNICIPAL LEASE OBLIGATIONS, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. Each Tax-Exempt Income Fund will only invest in municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

    CERTIFICATES OF PARTICIPATION in municipal lease obligations ("COPs"), which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. Each Tax-Exempt Income Fund will only invest in COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

    PARTICIPATION INTERESTS, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of

                                    -- 43 --
    the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

    MUNICIPAL NOTES, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. Each Tax-Exempt Income Fund may purchase municipal notes as a medium for its short-term investments. Municipal Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. Each Tax-Exempt Income Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

4. MAY INVEST IN SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS. Such shares will only be purchased as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. Each Tax-Exempt Income Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

5. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Each Tax-Exempt Income Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

6. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Tax-Exempt Income Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of this technique may affect a Fund's share price in a manner similar to leveraging.

7. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS. A Tax-Exempt Income Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

The following restrictions are fundamental policies of the Tax-Exempt Income Funds and cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, WILL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. EACH FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS AND OTHER PERMITTED INVESTMENTS, THE INTEREST ON WHICH IS PAYABLE FROM REVENUES ON SIMILAR TYPES OF PROJECTS SUCH AS: SPORTS, CONVENTION OR TRADE SHOW FACILITIES; AIRPORTS; MASS TRANSPORTATION; SEWAGE OR SOLID WASTE DISPOSAL FACILITIES; OR AIR OR WATER POLLUTION CONTROL PROJECTS.

                                    -- 44 --

3. THE MUNICIPAL BOND FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN SECURITIES WHOSE ISSUERS ARE LOCATED IN THE SAME STATE.

4. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A TAX-EXEMPT INCOME FUND WILL NOT BORROW AMOUNTS IN EXCESS OF 20% OF ITS TOTAL ASSETS. As a non-fundamental policy of the Washington Fund and a fundamental policy of the California and Municipal Bond Funds, a Fund will not purchase securities if borrowings equal to or greater than 5% of its total assets are outstanding. Each Tax-Exempt Income Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For a further description of each Fund's investment policies and restrictions as well as an explanation of ratings, see the "Investment Policies" and "Description of Ratings" sections of the Tax-Exempt Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high quality money market instruments maturing in thirteen months or less.

To pursue its investment objective, the Money Market Fund:

1. WILL PURCHASE ONLY HIGH QUALITY SECURITIES THAT, IN THE OPINION OF SAM OPERATING UNDER GUIDELINES ESTABLISHED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES, PRESENT MINIMAL CREDIT RISKS AFTER AN EVALUATION OF THE CREDIT QUALITY OF AN ISSUER OR OF ANY ENTITY PROVIDING A CREDIT ENHANCEMENT FOR THE SECURITY. The Fund complies with industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Fund invests in instruments with remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

2. MAY INVEST IN COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the United States by foreign entities. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. The Fund will only purchase such securities, if, in the opinion of SAM, the security is of an investment quality comparable to other obligations that may be purchased by the Fund.

3. MAY INVEST IN NEGOTIABLE AND NON-NEGOTIABLE DEPOSITS, BANKERS' ACCEPTANCES AND OTHER SHORT-TERM OBLIGATIONS OF U.S. BANKS. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The Fund may also invest in dollar-

                                    -- 45 --
    denominated securities issued by foreign banks (including foreign branches of U.S. banks) provided that, in the opinion of SAM, the security is of an investment quality comparable to other obligations which may be purchased by the Fund. Foreign banks may not be subject to accounting standards or governmental supervision comparable to U.S. banks and there may be less public information available about their operations. In addition, foreign securities may be subject to risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal and interest.

4.  MAY INVEST IN U.S. GOVERNMENT SECURITIES. U.S. Government securities include
    (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the FNMA and the FHLMC, and (d) securities supported solely by the creditworthiness of the issuer such as securities issued by the Tennessee Valley Authority (the "TVA"). While these securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

5. MAY INVEST IN CORPORATE OBLIGATIONS SUCH AS PUBLICLY TRADED BONDS, DEBENTURES AND NOTES. The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

6. MAY INVEST IN EURODOLLAR AND YANKEE BANK OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the United States capital markets by foreign banks.

    Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a lesser extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Fund invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Fund.

7. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. The Fund will invest no more than 10% of total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

8. MAY INVEST IN VARIABLE AND FLOATING RATE INSTRUMENTS. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenver there is a change in a designated benchmark rate. Variable and floating rate instruments may have put features. These instruments may have optional put features. Puts may also be mandatory, in which case the Fund would be required to act to keep the instrument.

                                    -- 46 --

9. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A UNDER THE 1933 ACT ("RULE 144A SECURITIES") AND COMMERCIAL PAPER SOLD PURSUANT TO SECTION 4(2) OF THE 1933 ACT ("SECTION 4(2) PAPER"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the 1933 Act or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in such 144A Securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers or other buyers become, for a time, unwilling to purchase the securities. Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of increasing the Fund's illiquidity to the extent that buyers are unwilling to purchase the securities.

The following restrictions are fundamental policies of the Money Market Fund and cannot be changed without shareholder vote. The Money Market Fund:

1. MAY INVEST UP TO 5% OF ITS ASSETS IN THE SECURITIES OF ANY ONE ISSUER OTHER THAN U.S. GOVERNMENT SECURITIES.

2. MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN ANY ONE INDUSTRY (INCLUDING SECURITIES ISSUED BY FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS), PROVIDED, HOWEVER, THAT THIS LIMITATION DOES NOT APPLY TO U.S. GOVERNMENT SECURITIES, OR TO CERTIFICATES OF DEPOSIT OR BANKERS' ACCEPTANCES ISSUED BY DOMESTIC BANKS.

3. MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES (BUT NOT FOR INVESTMENT PURPOSES) FROM A BANK OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of total assets and will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding. The Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under the circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Money Market Trust's Statement of Additional Information.

RISK FACTORS

There are market risks in all securities transactions. Various factors may cause the value of a shareholder's investment in a Fund to fluctuate. The principal risk factor associated with an investment in a mutual fund is that the market value of the portfolio securities may decrease, resulting in a decrease in the value of a shareholder's investment.

RISK FACTORS OF THE STOCK FUNDS

An investment in the Northwest Fund may be subject to different risks than a mutual fund whose investments are more geographically diverse. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be

                                    -- 47 --
impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

The Equity, Income, Small Company and Value Funds may invest in, and the other Stock Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Because the International Fund primarily invests, and the other Stock Funds may invest, in foreign securities, each Stock Fund is subject to risks in addition to those associated with U.S. investments. Foreign investments involve sovereign risk, which includes the possibility of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent currency from being sold). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There is generally less publicly available information about issuers of foreign securities as compared to U.S. issuers. Many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers. Financial markets on which foreign securities trade are generally subject to less governmental regulation as compared to U.S. markets. Foreign brokerage commissions and custodian fees are generally higher than those in the United States.

In addition, the International Fund may purchase and sell put and call options, futures contracts and forward contracts. Risks inherent in the use of futures, options and forward contracts include: the risk that interest rates, security prices and currency markets will not move in the directions anticipated; imperfect correlation between the price of the future, option or forward contract and the price of the security, interest rate or currency being hedged; the risk that potential losses may exceed the amount invested in the contracts themselves; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and the reduction or elimination of the opportunity to profit from increases in the value of the security, interest rate or currency being hedged.

The Growth Fund currently has an aggressive investment approach to seeking capital appreciation. The Growth Fund may invest a significant portion of its assets in securities issued by smaller companies. In addition, the Small Company Fund invests in companies with small market capitalizations which involve more risks than investments in larger companies. Such companies may include newly formed companies which have limited product lines, markets or financial resources and may lack management depth. The securities of small or newly formed companies may have limited marketability and may be subject to more abrupt and erratic movements in price than securities of larger, more established companies, or equity securities in general. Such volatility in price may in turn cause the Growth Fund's and Small Company Fund's share prices to be volatile.

RISK FACTORS OF THE INTERMEDIATE TREASURY, HIGH-YIELD, MANAGED BOND, MUNICIPAL BOND, CALIFORNIA, WASHINGTON AND MONEY MARKET FUNDS (THE "FIXED-INCOME FUNDS")

The value of each Fixed-Income Fund (except the Money Market Fund) will normally fluctuate inversely with changes in market interest rates. Generally, when market interest rates rise, the price

                                    -- 48 --
of debt securities held by a Fund will fall, and when market interest rates fall, the price of the debt securities will rise. Also, there is a risk that the issuer of a bond or other security held in a Fund's portfolio will fail to make timely payments of principal and interest to the Fixed-Income Funds. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities.

The Managed Bond Fund may invest in stripped securities that are obligations issued by the U.S. Treasury. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile than other debt securities.

The Money Market Fund seeks to maintain a stable $1.00 share price. Of course, there is no guarantee that the Money Market Fund will maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on the Money Market Fund's investments could cause its share price (and the value of your investment) to fall. The Money Market Fund's yield will fluctuate with general interest rates.

Because the California and Washington Funds each concentrate their investments in a single state, there is a greater risk of fluctuation in the values of their portfolio securities than with mutual funds whose investments are more geographically diverse. Investors should carefully consider the investment risks of such concentration. The share price of the California and Washington Funds can be affected by political and economic developments within and by the financial condition of the respective state, its public authorities and political subdivisions. See the discussion below and "Investment Risks of Concentration in California and Washington Issuers" in the Tax-Exempt Bond Trust's Statement of Additional Information for further information.

SPECIAL RISKS OF THE HIGH-YIELD FUND

The High-Yield Fund invests primarily in high-yield, fixed-income securities which are subject to the following risks:

SENSITIVITY TO ECONOMIC AND CORPORATE DEVELOPMENTS

Yields on high-yield, fixed-income securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value ("NAV") per share of the High-Yield Fund to be volatile. Lower-quality, fixed-income securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, fixed-income securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that

                                    -- 49 --
security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES

The High-Yield Fund may hold "zero-coupon" and "payment-in-kind" fixed-income securities. Zero-coupon securities are purchased at a discount without scheduled interest payments. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities, but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under current federal tax law. As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Zero-coupon and payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

LIQUIDITY AND VALUATION

The liquidity and price of high-yield, fixed-income securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.

CREDIT RATINGS

Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P and Moody's ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher quality debt securities. This is particularly true for the High-Yield Fund.

SPECIAL RISKS OF THE CALIFORNIA AND WASHINGTON FUNDS

The information in the following discussion is drawn primarily from official statements relating to state securities offerings which are dated prior to the date of this Prospectus. The California and Washington Funds have not independently verified any of the information in the discussion below.

                                    -- 50 --

CALIFORNIA FUND

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Nevertheless, the State's budget problems in recent years have also been caused by the increasing costs of education, health, welfare and corrections, driven by California's rapid population growth. These pressures on the State's General Fund are expected to continue. The State's long-term credit ratings, reduced in 1992, were lowered again in 1994 and have not been fully restored. Its ability to provide assistance to its public authorities and political subdivisions has been impaired. Cutbacks in state aid adversely affect the financial condition of many cities, counties and school districts which are already subject to fiscal constraints and are facing their own reduced tax collections. In addition, some municipally-owned electric utilities may be adversely affected by the restructuring of the electric utility industry now underway in California.

In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities. Future voter initiatives could result in adverse consequences affecting obligations issued by the State and its political subdivisions. These factors, among others, could reduce the credit standing of certain issuers of California obligations. At any given time there are numerous lawsuits against the State which could affect its revenues and expenditures.

WASHINGTON FUND

The State of Washington's economy consists of both export and local industries. The State's leading export industries are aerospace, forest products, agriculture and food processing. The State's manufacturing base includes aircraft manufacture, which comprised approximately 25% of total manufacturing in 1995. The Boeing Company is the State's largest employer and has a significant impact, in terms of overall production, employment and labor earnings, on the State's economy. Boeing anticipates increasing employment in the State by approximately 24,100 jobs by the end of 1997, and by 28,600 by the end of 1999. The commercial airline industry is cyclical in nature and future job cuts could have an adverse effect on the Washington economy. Forest products rank second behind aerospace in value of total production. Although productivity in the forest products industry has increased steadily in recent years, declines in production are expected in the future. Unemployment in the timber industry is anticipated in certain regions; however the impact is not expected to affect the State's overall economic performance. Growth in agriculture has been an important factor in the State's economic growth over the past decade. The State is the home of many technology firms of which approximately half are computer-related. Microsoft, the world's largest microcomputer software company, is headquartered in Redmond, Washington.

State law requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium. In addition, State law prohibits State tax revenue growth from exceeding the growth rate of State personal income. To date, Washington State tax revenue increases have remained substantially below the applicable limits. At any given time, there are numerous lawsuits against the State which could affect its revenues and expenditures.

PORTFOLIO MANAGERS

GROWTH FUND

The portfolio manager for the Growth Fund is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Fund since 1989.

                                    -- 51 --

EQUITY FUND

The portfolio manager for the Equity Fund is Richard D. Meagley, Vice President, SAM. Mr. Meagley began serving as portfolio manager for the Fund in 1995. He is also the portfolio manager for certain other SAFECO Funds. Prior to these positions, he served as portfolio manager and analyst from 1992 to 1994 for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. He was an Assistant Vice President of SAM and the fund manager of the SAFECO Northwest Fund from 1991 to 1992.

INCOME FUND

The portfolio manager for the Income Fund is Thomas E. Rath, Assistant Vice President of SAM. Mr. Rath has been a portfolio manager and securities analyst for SAFECO Corporation since 1994. From 1992 to 1994, Mr. Rath was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992, he was a portfolio manager and securities analyst for First Interstate Bank, located in Seattle, Washington.

NORTHWEST FUND

The portfolio manager for the Northwest Fund is Bill Whitlow. Mr. Whitlow began serving as portfolio manager for the Fund in April 1997. From 1990 to April 1997, he was a principal and Manager of Pacific Northwest Research for the brokerage firm of Pacific Crest Securities, located in Seattle, Washington.

BALANCED FUND

The equity portion of the Balanced Fund is co-managed by Rex L. Bentley, Vice President, SAM and Lynette D. Sagvold, Assistant Vice President, SAM, and the fixed income portion is managed by Michael C. Knebel, Vice President, SAM. Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc., from 1990 to 1995. Ms. Sagvold was a portfolio manager and analyst for First Investors Bank from 1993 to 1995 and she was a portfolio manager and analyst for Key Trust Company from 1985 to 1993. Mr. Knebel has served as portfolio manager for certain other SAFECO mutual funds since 1989.

INTERNATIONAL FUND

The International Fund is managed by a committee of portfolio managers employed and supervised by the Sub-Adviser, Bank of Ireland Asset Management (U.S.) Limited, an investment adviser registered with the SEC. All investment decisions are made by this committee and no single person is primarily responsible for making recommendations to that committee.

SMALL COMPANY FUND

The portfolio manager for the Small Company Fund is Greg Eisen, Assistant Vice President, SAM. Mr. Eisen has served as an investment analyst for SAM since 1992. From 1986 to 1992, Mr. Eisen was engaged by the SAFECO Insurance Companies as a financial analyst.

VALUE FUND

The Value Fund is co-managed by Rex L. Bentley, Vice President, SAM and Lynette
D. Sagvold, Assistant Vice President, SAM. Mr. Bentley was vice president and investment counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. from 1990 to 1995. Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank from 1993 to 1995 and she was a portfolio manager and analyst for Key Trust Company from 1985 to 1993.

                                    -- 52 --

INTERMEDIATE TREASURY AND MANAGED BOND FUNDS

The portfolio manager for the Intermediate Treasury and Managed Bond Funds is Michael C. Knebel, Vice President, SAM. Mr. Knebel has served as portfolio manager or co-manager for the Managed Bond Fund since 1994. He has served as portfolio manager for the Intermediate Treasury Fund since 1995. Mr. Knebel has served as portfolio manager and/or portfolio co-manager for other SAFECO mutual funds since 1989.

HIGH-YIELD FUND

The portfolio managers for the High-Yield Bond Fund are John Stoeser, Assistant Vice President, SAM, and Robert Kern, a securities analyst for SAM. Mr. Stoeser has served as a securities analyst and portfolio manager for SAM since 1992. From 1989 to 1992 he was an administrative assistant to the President of SAM. Mr. Kern served as a securities analyst for SAM since 1994. From 1988 to 1994, Mr. Kern was engaged by the SAFECO Insurance Companies in the Controller's Department.

MUNICIPAL BOND AND CALIFORNIA FUNDS

The portfolio manager for the Municipal Bond and California Funds is Stephen C. Bauer, President, SAM. Mr. Bauer has served as portfolio manager for each Fund since it commenced operations: 1981 for the Municipal Bond Fund and 1983 for the California Fund. Mr. Bauer is the portfolio manager for certain other SAFECO municipal bond funds, and also serves as a Director of SAM.

WASHINGTON FUND

The portfolio manager for the Washington Fund is Beverly Denny, Assistant Vice President, SAM. Ms. Denny was the Marketing Director for the SAFECO mutual funds from 1991 to 1993, and has been employed as an investment analyst with SAM since 1993.

MONEY MARKET FUND

The portfolio manager for the Money Market Fund is Naomi Urata, Assistant Vice President, SAM. Ms. Urata has been employed as an investment analyst for the SAFECO mutual funds since 1993. From 1990 to 1992, Ms. Urata served as Cash Manager for The Seattle Times.

Each portfolio manager and certain other persons related to SAM, the Sub-Adviser and the Funds are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by a Fund.

HOW TO PURCHASE SHARES
When placing purchase orders, investors should specify whether the order is for Class A or Class B shares of a Fund. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

The minimum initial investment is $1,000 (IRA, UGMA and UTMA $250). The minimum additional investment is $100 for all accounts, except for UGMA or UTMA Automatic Investment Method ("AIM") accounts opened with an initial investment of $250 or more. These accounts have a minimum additional investment of only $50. Minimum additional investments are negotiable for retirement accounts other than IRAs. Except as noted above in connection with UGMA and UTMA accounts, no minimum initial investment is required to establish the Automatic Investment Method or Payroll Deduction Plan.

                                    -- 53 --

Shares of each Fund are available for purchase through investment professionals who work at broker-dealers, banks and other financial institutions which have entered into selling agreements with SAFECO Securities, Inc. ("SAFECO Securities"), the distributor of the Funds. Orders received by such financial institutions before 1:00 p.m. Pacific Time on any day the New York Stock Exchange ("NYSE") is open for regular trading will be effected that day, provided that such order is transmitted to SAFECO Services, the transfer agent for the Funds, prior to 2:00 p.m. Pacific Time on such day. Investment professionals will be responsible for forwarding the investor's order to SAFECO Services so that it will be received prior to such time.

Broker-dealers, banks and other financial institutions that do not have selling agreements with SAFECO Securities also may offer to place orders for the purchase of each Fund's shares. Purchases made through these investment firms will be effected at the public offering price next determined after the order is received by SAFECO Services. Such financial institutions may charge the investor a transaction fee as determined by the financial institution. The fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided by purchasing shares through a broker-dealer, bank or other financial institution that has a selling agreement with SAFECO Securities.

Broker-dealers, banks, financial institutions and any other person entitled to receive compensation for selling or servicing each Fund's shares may receive different levels of compensation with respect to one particular class of Fund shares over another. Salespersons of broker-dealers, banks and other financial institutions that sell each Fund's shares are eligible to receive special compensation, the amount of which varies depending on the amount of shares sold.

The Funds only accept funds drawn in U.S. dollars and payable through a U.S. Bank. The Funds do not accept currency. The Funds issue shares in uncertificated form, but will issue certificates for whole shares without charge upon written request. You will be required to post a bond to replace missing certificates.

THE FUNDS RESERVE THE RIGHT TO REFUSE ANY OFFER TO PURCHASE SHARES OF ANY CLASS.

PURCHASING ADVISOR CLASS A SHARES

The public offering price of Class A shares of each Fund except the Money Market Fund is the next determined net asset value per share (see "Share Price Calculation" on page 63 for additional information) plus any sales charge, which will vary with the size of the purchase as shown in the following schedule:

                                                                       SALE CHARGE AS          BROKER
                                                                       PERCENTAGE OF       REALLOWANCE AS
AMOUNT OF PURCHASE                                                 ----------------------  PERCENTAGE OF
AT THE PUBLIC                                                      OFFERING       NET       THE OFFERING
OFFERING PRICE                                                       PRICE    INVESTMENT       PRICE
-----------------------------------------------------------------  ---------  -----------  --------------
Less than $50,000                                                      4.50%       4.71%           4.00%
$50,000 but less than $100,000                                         4.00%       4.17%           3.50%
$100,000 but less than $250,000                                        3.50%       3.63%           3.00%
$250,000 but less than $500,000                                        2.50%       2.56%           2.00%
$500,000 but less than $1,000,000                                      1.50%       1.52%           1.00%
$1,000,000 or more                                                     NONE*                 See Below**

 * Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first year.

** See discussion below for a description of the commissions payable on sales of Class A shares of $1 million or more.

                                    -- 54 --

Class A shares of the Money Market Fund are offered at the next determined net asset value per share (see "Share Price Calculation" on page 63 for additional information) with no initial sales charge. A sales charge will apply to the first exchange from Class A shares of the Money Market Fund to Class A shares of another Fund.

From time to time, SAFECO Securities may reallow to broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A Shares. In some instances, SAFECO Securities may offer these reallowances only to those financial institutions that have sold or may sell significant amounts of Class A shares. These commissions also may be paid to financial institutions that initiate purchases made pursuant to sales charge waivers (1) and (8), described below under "Sales Charge Waivers -- Class A shares." To the extent that SAFECO Securities reallows 90% or more of the sales charge to a financial institution, such financial institution may be deemed to be an underwriter under the 1933 Act.

Except as stated below, broker-dealers of record will be paid commissions on sales of Class A shares of $1 million or more based on an investor's (or a related group of investors') cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of up to .50% of the amount under $50 million and .25% thereafter, except for sales to participant-directed qualified plans (including a plan sponsored by an employer with 200 or more eligible employees). Commissions for such plans will be paid at a rate of 1.00% of the amount up to $2 million, .80% of the next $1 million, .50% of the next $47 million and .25% thereafter. In addition, SAFECO Securities may pay a commission to a broker-dealer where clients of a particular registered representative invest, at or about the same time, collectively $1 million or more in one or more of the Funds. The commission will be payable in lieu of other commissions that might otherwise be payable under the terms of this prospectus, and will not be paid except in connection with a transaction described in the preceding sentence.

The following describes purchases that may be aggregated for purposes of determining the amount of purchase:

 1. Individual purchases on behalf of a single purchaser and the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual plan(s) under
    Section 403(b) of the Internal Revenue Code of 1986, as amended ("Code"), or single-participant Keogh-type plan(s). This also includes purchases made by a company controlled by such individual(s);

 2. Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code Section 401(k), and medical, life and disability insurance trusts) other than a plan described in (1) above; or

 3. Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (excluding an employee benefit plan described in (2) above).

SALES CHARGE WAIVERS -- CLASS A SHARES

Class A shares are sold at net asset value per share without imposition of sales charges for the following investments:

 1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children,

                                    -- 55 --
    spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

 2. Companies exchanging shares with or selling assets to one or more of the Funds pursuant to a merger, acquisition or exchange offer;

 3. Any of the direct or indirect affiliates of SAFECO Securities;

 4. Purchases made through the automatic investment of dividends and distributions paid by another Fund;

 5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

 6. Retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

 7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan, which is invested in Fund shares, the proceeds of which are reinvested in Fund shares;

 8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

 9. Current or retired officers, directors, trustees or employees of any SAFECO mutual fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.

REINSTATEMENT PRIVILEGE

Shareholders who paid an initial sales charge and redeem their Class A shares in a Fund have a one-time privilege to reinstate their investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. SAFECO Services must receive from the investor or the investor's broker-dealer, bank or other financial institution within 60 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

REDUCED SALES CHARGE PLANS -- CLASS A SHARES

Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker-dealer, bank or other financial institution or SAFECO Services.

Pursuant to the RIGHT OF ACCUMULATION, investors are permitted to purchase Class A shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount equal to the total purchase price of the investor's concurrent purchases of Class A shares of other SAFECO Mutual Funds plus (c) the dollar amount equal to the current public offering price of all Class A shares of Funds already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker-dealers, banks or other financial institutions sufficient information to permit confirmation of qualification.

                                    -- 56 --

In executing a LETTER OF INTENT ("LOI"), an investor should indicate an aggregate investment amount he or she intends to invest in Class A shares of Funds in the following thirteen months. The LOI is included as part of the Account Application. The Class A sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases of Class A shares made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen-month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to SAFECO Securities of a higher applicable sales charge.

PURCHASING ADVISOR CLASS B SHARES

The public offering price of the Class B shares of each Fund is the next determined net asset value per share. No initial sales charge is imposed. However, a CDSC is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the investor receives Fund shares equal to the full amount of the investment. The maximum investment amount in Class B shares is $500,000.

Class B shares of a Fund that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) reinvestment of dividends or other distributions or (b) shares redeemed more than six full years after their purchase. Former Class B shareholders of the SAFECO Advisor Series Trust who invest in Class B shares of any Fund may include the length of time of ownership of the former Class B shares for purposes of calculating any CDSC due upon redemption.

Initial investments in Class B shares of the Money Market Fund are sold with no initial sales charge and are not subject to a CDSC upon redemption, provided that the investor has remained invested exclusively in Class B shares of the Money Market Fund and has not exchanged into Class B Shares of another Fund in the interim. Money Market Fund Class B shareholders will become subject to a CDSC calculated in accordance with the table below if they exchange into Class B shares of another SAFECO Fund and then redeem those shares. The CDSC will also apply to any Class B shares of the Money Market Fund subsequently acquired by exchange. Shareholders who initially purchase Money Market Fund Class B shares do not receive credit for the time initially invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption of Class B shares of another SAFECO Fund.

Redemptions of most other Class B shares will be subject to a CDSC. (See "Contingent Deferred Sales Charge Waivers.") The amount of any applicable CDSC will be calculated by multiplying the lesser of

                                    -- 57 --
the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no charge is imposed on increases in the net asset value above the original purchase price:

                                                                CDSC AS A PERCENTAGE OF THE
                                                          LESSER OF NET ASSET VALUE AT REDEMPTION
REDEMPTION DURING                                             OR THE ORIGINAL PURCHASE PRICE
--------------------------------------------------------  ---------------------------------------
1st Year Since Purchase                                                         5%
2nd Year Since Purchase                                                         4%
3rd Year Since Purchase                                                         3%
4th Year Since Purchase                                                         3%
5th Year Since Purchase                                                         2%
6th Year Since Purchase                                                         1%
Thereafter                                                                      0%*

* Automatically converts to Class A shares in the first month following the investor's sixth anniversary from purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

For example, assume an investor purchased 100 shares at $10 per share at a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The CDSC would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be redeemed without a CDSC. The number of shares needed to fund the remaining $335.00 of the redemption would equal
30.455. Using the lower of cost or market price to determine the CDSC, the original purchase price of $10.00 per share would be used. The CDSC calculation would therefore be 30.455 shares times $10.00 per share at a CDSC rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $12.18.

Except for the time period during which a shareholder is initially invested in Money Market Fund Class B shares, if a shareholder effects one or more exchanges among Class B shares of the Funds during the six year period, the holding periods for the shares so exchanged will be counted toward the six year period.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares. The amount of any CDSC will be paid to SAFECO Securities.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The CDSC will be waived in the following circumstances: (a) total or partial redemptions made within one year following the death or disability of a shareholder; (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans; (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; (e) reinvestment in Class B

                                    -- 58 --
shares of a Fund within 60 days of a prior redemption; (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

CONVERSION OF CLASS B SHARES

A shareholder's Class B shares of a Fund will automatically convert to Class A shares in the same Fund in the first month following the investor's sixth anniversary from purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day in the first month following the investor's sixth anniversary from the purchase of Class B shares. Because the net asset value per share of Class A shares may be higher than that of Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

HOW TO REDEEM SHARES

As described below, shares of the Funds may be redeemed at their next-determined net asset value (subject to any applicable CDSC) and redemption proceeds will be sent to shareholders within seven days of the receipt of a redemption request. Shareholders who have purchased shares through broker-dealers, banks or other financial institutions that sell shares may redeem shares through such firms; if the shares are held in the "street name" of the broker-dealer, bank or other financial institution, the redemption must be made through such firm.

Please note the following:

/ / If your shares were purchased by wire, redemption proceeds will be available immediately. If shares were purchased other than by wire, each Fund reserves the right to hold the proceeds of your redemption for up to 15 business days after investment or until such time as the Fund has received assurance that your investment will be honored by the bank on which it was drawn, whichever occurs first.

/ / SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

/ / If shares are issued in certificate form, the certificates must accompany a redemption request and be duly endorsed.

/ / Under some circumstances (e.g., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before a redemption will be made.

REDEMPTIONS THROUGH BROKER-DEALERS, BANKS AND OTHER FINANCIAL INSTITUTIONS

Shareholders with accounts at broker-dealers, banks and other financial institutions that sell shares of the Funds may submit redemption requests to such firms. Broker-dealers, banks or other financial institutions may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value per share next computed after the firm receives the request or by forwarding such requests to SAFECO Services. Redemption proceeds (less any applicable CDSC) normally will be paid by check. Broker-dealers, banks and other financial institutions may impose a

                                    -- 59 --
service charge for handling redemption transactions placed through them and may impose other requirements concerning redemptions. Accordingly, shareholders should contact the investment professional at their broker-dealer, bank or other financial institution for details.

Redemption requests may also be transmitted to SAFECO Services by telephone (for amounts of less than $100,000), by mail or by redemption check (Money Market Fund only). SAFECO Services will send to you, free of charge, redemption checks (drafts) payable through U.S. Bank of Washington, N.A. Redemption checks are not available to IRA shareholders or for shares issued in certificate form. Redemption checks may be made payable to any person or entity and must contain the proper number of signatures. Redemption checks must be for $500 or more. Neither the Funds nor SAFECO Services will be liable for payment of postdated redemption checks. See "Account Changes and Signature Requirements" on page 73, for futher information.

SHARE REDEMPTION PRICE AND PROCESSING

Your shares will be redeemed at the net asset value per share (subject to any applicable CDSC) next calculated after receipt of your request that meets the redemption requirements of the Funds. Except for the Money Market Fund, the value of the shares you redeem may be more or less than the dollar amount you purchased, depending on the market value of the shares at the time of redemption. See "Share Price Calculation" on page 63 for more information.

Redemption proceeds will normally be sent on the next business day following receipt of your redemption request. If your redemption request is received after the close of trading on the NYSE (normally 1:00 p.m. Pacific Time), proceeds will normally be sent on the second business day following receipt. Each Fund, however, reserves the right to postpone payment of redemption proceeds for up to seven days if making immediate payment could adversely affect its portfolio. In addition, redemptions may be suspended or payment dates postponed if the NYSE is closed, its trading is restricted or the Securities and Exchange Commission declares an emergency.

Due to the high cost of maintaining small accounts, your account may be closed upon 60 days' written notice if at the time of any redemption or exchange the total value falls below $100. Your shares will be redeemed at the net asset value per share calculated on the day your account is closed and the proceeds will be sent to you.

HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES

Call your investment professional or SAFECO Services at 1-800-463-8791 for more information.

AUTOMATIC INVESTMENT METHOD (AIM)

AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per Fund for all accounts (except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250).

PAYROLL DEDUCTION PLAN

An employer or other entity using group billing may establish a self-administered payroll deduction plan in any Fund. Payroll deduction amounts are negotiable.

SYSTEMATIC WITHDRAWAL PLAN

This plan enables you to receive a portion of your investment on a monthly basis. A Fund automatically redeems shares in your account and sends you a withdrawal check (minimum amount

                                    -- 60 --

$50 per Fund) on or about the fifth business day of every month. Because Class A shares are subject to sales charges, shareholders should not concurrently purchase shares with respect to an account which is utilizing a systematic withdrawal plan. Class B shares may not be suitable for a systematic withdrawal plan, except in appropriate cases where the CDSC is being waived. Please see "Contingent Deferred Sales Charge Waivers" on page 58 for more information.

HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER

Shares of one class of a Fund may be exchanged for shares of the same class of any other Fund, based on their next-determined respective net asset values, without imposition of any sales charges, provided that the shareholder account registration remains identical. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the CDSC, except for the time period during which a shareholder is initially invested in Class B shares of the Money Market Fund, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. Exchanges are not tax-free and may result in a shareholder's realizing a gain or loss, as the case may be, for tax purposes. See "Fund Distributions and How They Are Taxed" on page 70 for more information. You may purchase shares of a Fund by exchange only if it is registered for sale in the state where you reside. Before exchanging into an Advisor class of another Fund, please be familiar with the Fund's investment objective and policies as described in "Each Fund's Investment Objective and Policies" beginning on page 27 of this Prospectus.

EXCHANGES BY MAIL

Exchange orders should be sent by mail to the investor's broker-dealer, bank or other financial institution. If a shareholder has an account at SAFECO Services, exchange orders may be sent to the address set forth on the cover of this Prospectus.

EXCHANGES BY TELEPHONE

A shareholder may give exchange instructions to the shareholder's broker-dealer, bank or other financial institution or to SAFECO Services by telephone at the appropriate toll-free number provided on the cover of this Prospectus. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares or certificated shares for which certificates previously have been deposited in the shareholder's account. See "Telephone Transactions" for more information.

SHARE EXCHANGE PRICE AND PROCESSING

The shares of the Fund you are exchanging from will be redeemed at the price next computed after your exchange request is received. Normally the purchase of the Fund you are exchanging into is executed on the same day. However, each Fund reserves the right to delay the payment of proceeds and, hence, the purchase in an exchange for up to seven days if making immediate payment could adversely affect the portfolio of the Fund whose shares are being redeemed. The exchange privilege may be modified or terminated with respect to a Fund at anytime, upon at least 60 days' notice to shareholders.

LIMITATIONS

Each Fund reserves the right to refuse exchange purchases or simultaneous order transactions by any person or group if, in SAM's judgment, the Fund would not be able to invest the money effectively in

                                    -- 61 --
accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies can have on efficient portfolio management, the Funds have instituted certain policies to discourage excessive exchange and simultaneous order transactions. Exchanges and simultaneous order transactions which, in SAM's judgment, appear to follow a market-timing strategy are limited to 4 in any 12 month period per account holder (or account, in a case where one person or entity exercises investment discretion over more than one account). For purposes of these limitations a "simultaneous order transaction" is a transaction where a significant portion of an account's assets are redeemed from one SAFECO Mutual Fund and shortly thereafter reinvested into another SAFECO Mutual Fund. In order to protect the shareholders of the Funds, SAM reserves the right to exercise its discretion in determining whether a particular transaction qualifies as a simultaneous order transaction. In addition to the foregoing limitations on exchanges and simultaneous order transactions, as described above, the Funds reserve the right to refuse any offer to purchase shares.

TELEPHONE TRANSACTIONS

To redeem or exchange shares by telephone, call 1-800-463-8791 between 5:30 a.m. and 7:00 p.m. Pacific Time, Monday through Friday, except certain holidays. All telephone calls are tape-recorded for your protection. During times of drastic or unusual market volatility, it may be difficult for you to exercise the telephone transaction privileges.

To use the telephone redemption and exchange privileges, you must have previously selected these services either on your account application or by having submitted a request in writing to SAFECO Services at the address on the Prospectus cover. Redeeming or exchanging shares by telephone allows the Funds and SAFECO Services to accept telephone instructions from an account owner or a person preauthorized in writing by an account owner.

Each of the Funds and SAFECO Services reserve the right to refuse any telephone transaction when a Fund or SAFECO Services, in its sole discretion, is unable to confirm to its satisfaction that a caller is the account owner or a person preauthorized by the account owner.

The Funds and SAFECO Services will not be liable for the authenticity of instructions received by telephone that a Fund or SAFECO Services, in its discretion, believes to be delivered by an account owner or preauthorized person, provided that the Fund or SAFECO Services follows reasonable procedures to identify the caller. The shareholder will bear the risk of any resulting loss. The Funds and SAFECO Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include requiring the account owner to select the telephone privilege in writing prior to first use and to designate persons authorized to deliver telephone instructions. SAFECO Services tape-records telephone transactions and may request certain identifying information from the caller.

The telephone transaction privileges may be suspended, limited, modified or terminated at any time without prior notice by the Funds or SAFECO Services. The Funds and SAFECO Services may be liable if they do not employ reasonable procedures to confirm that telephone transactions are genuine.

                                    -- 62 --

SHARE PRICE CALCULATION

The net asset value per share ("NAV") of each class of each Fund is computed at the close of regular trading on the NYSE (normally 1:00 p.m. Pacific time) each day that the NYSE is open for trading. NAV is determined separately for each class of shares of each Fund. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. In calculating the net asset value of each class appropriate adjustments will be made to each class's NAV to reflect expenses allocated to it.

PORTFOLIO VALUATION FOR THE STOCK FUNDS

The Stock Funds generally value their portfolio securities at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that trade on a stock exchange and over-the-counter are valued according to the broadest and most representative market. Securities not traded on a national exchange are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Valuations of portfolio securities calculated in a like manner may be obtained from a pricing service. Investments for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Common Stock Trust's Board of Trustees.

The International Fund will invest primarily, and other Funds may invest from time to time, in foreign securities. Trading in foreign securities will generally be substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing the Funds' net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Foreign portfolio securities are valued on the basis of quotations from the primary market in which they trade. The value of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if values have been materially affected by events occurring after the close of a foreign market, the security will be valued at fair value as determined in good faith by SAM or BIAM under procedures established by and under general supervision of the Common Stock Trust's Board of Trustees.

INTERNATIONAL FUND

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Forward contracts are valued at the current cost of covering or offsetting such contracts.

PORTFOLIO VALUATION FOR THE FIXED-INCOME FUNDS

For each of the Fixed-Income Funds except the Money Market Fund, securities are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Valuations of a Fixed-Income Fund's portfolio securities calculated in a like manner may be obtained from a pricing service. Investments for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of each Fixed-Income Fund's respective Trust's Board of Trustees.

Like most money market funds, the Money Market Fund values the securities it owns on the basis of amortized cost. The Money Market Fund may use amortized cost valuation as long as the Money Market Trust's Board of Trustees determines that it fairly reflects market value. Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any

                                    -- 63 --
discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.

The NAV of the Class B shares of each Fund will generally be lower than the NAV of Class A shares of the same Fund because of the higher expenses borne by the Class B shares. The NAVs of the Advisor Classes of a Fund's shares also may differ due to differing allocations of class-specific expenses. The NAVs of the Advisor Classes of each Fund's shares will tend to converge, however, immediately after the payment of dividends.

Call 1-800-463-8794 for 24-hour price information.

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS

Each Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993, and is authorized to issue an unlimited number of shares of beneficial interest. The Board of Trustees of each Trust may establish additional series or classes of shares of the Trust without approval of shareholders.

In addition to Class A and Class B shares, each Fund also offers No-Load Class shares through a separate prospectus to investors who purchase shares directly from SAFECO Securities. No-Load Class shares are sold without a front-end sales charge or CDSC and are not subject to Rule 12b-1 fees. Accordingly, the performance of No-Load Class shares will differ from that of Class A or Class B shares. For more information about No-Load Class shares of each Fund, please call 1-800-624-5711.

Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the three classes, dividends and liquidation proceeds for each class of shares will likely differ. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Trusts do not intend to hold annual meetings of shareholders of the Funds. The Trustees of a Trust will call a special meeting of shareholders of a Fund of that Trust only if required under the Investment Company Act of 1940 ("1940 Act"), in their discretion, or upon the written request of holders of 10% or more of the outstanding shares of a Fund or a class entitled to vote. Separate votes are taken by each class of shares, a Fund, or a Trust if a matter affects only that class of shares, Fund, or Trust, respectively.

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, each Trust Instrument requires that every written obligation of the Trust or a Fund thereof contain a statement that such obligation may be enforced only against the assets of that Trust or Fund and generally provides for indemnification out of property of that Trust or Fund of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Because the Trusts use a combined Prospectus, it is possible that a Fund might become liable for a misstatement about the series of another Trust contained in this Prospectus. The Boards of Trustees have considered this factor in approving the use of a single combined Prospectus.

SAM is the investment adviser for each Fund under an agreement with each Trust. Under each agreement, SAM is responsible for the overall management of each Trust's and each Fund's business

                                    -- 64 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED) affairs. SAM provides investment research, advice, management and supervision to each Trust and each Fund, and, consistent with each Fund's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Fund and implements those decisions. Each Fund pays SAM an annual management fee based on a percentage of that Fund's net assets ascertained each business day and paid monthly in accordance with the schedules below. A reduction in the fees paid by a Fund occurs only when that Fund's net assets reach the dollar amounts of the break points and applies only to the assets that fall within the specified range:

       GROWTH, EQUITY AND INCOME FUNDS

NET ASSETS                         ANNUAL FEE
$0 -- $100,000,000                  .75 of 1%
$100,000,001 -- $250,000,000        .65 of 1%
$250,000,001 -- $500,000,000        .55 of 1%
Over $500,000,000                   .45 of 1%


                NORTHWEST FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .75 of 1%
$250,000,001 -- $500,000,000        .65 of 1%
$500,000,001 -- $750,000,000        .55 of 1%
Over $750,000,000                   .45 of 1%

           BALANCED AND VALUE FUNDS

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .75 of 1%
$250,000,001 -- $500,000,000        .65 of 1%
Over $500,000,000                   .55 of 1%

              INTERNATIONAL FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                 1.10 of 1%
$250,000,001 -- $500,000,000       1.00 of 1%
Over $500,000,000                   .90 of 1%

              SMALL COMPANY FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .85 of 1%
$250,000,001 -- $500,000,000        .75 of 1%
Over $500,000,000                   .65 of 1%

                                    -- 65 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED)

          INTERMEDIATE TREASURY FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .55 of 1%
$250,000,001 -- $500,000,000        .45 of 1%
$500,000,001 -- $750,000,000        .35 of 1%
Over $750,000,000                   .25 of 1%

               HIGH-YIELD FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .65 of 1%
$250,000,001 -- $500,000,000        .55 of 1%
$500,000,001 -- $750,000,000        .45 of 1%
Over $750,000,000                   .35 of 1%

              MANAGED BOND FUND

NET ASSETS                          ANNUAL FEE
$0 -- $100,000,000                  .50 of 1%
$100,000,001 -- $250,000,000        .40 of 1%
Over $250,000,000                   .35 of 1%

              MONEY MARKET FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .50 of 1%
$250,000,001 -- $500,000,000        .40 of 1%
$500,000,001 -- $750,000,000        .30 of 1%
Over $750,000,000                   .25 of 1%

        MUNICIPAL AND CALIFORNIA FUNDS

NET ASSETS                          ANNUAL FEE
$0 -- $100,000,000                  .55 of 1%
$100,000,001 -- $250,000,000        .45 of 1%
$250,000,001 -- $500,000,000        .35 of 1%
Over $500,000,000                   .25 of 1%

               WASHINGTON FUND

NET ASSETS                          ANNUAL FEE
$0 -- $250,000,000                  .65 of 1%
$250,000,001 -- $500,000,000        .55 of 1%
$500,000,001 -- $750,000,000        .45 of 1%
Over $750,000,000                   .35 of 1%

A Trust and each Fund thereof will bear all expenses of their organization, operations and business not specifically assumed by SAM under each Fund's management contract. Such expenses may

                                    -- 66 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED) include, among others, custody and accounting expenses, transfer agency and related expenses, distribution and shareholder servicing expenses, expenses related to preparing, printing and delivering prospectuses and shareholder reports, the expenses of holding shareholders' meetings, legal fees, the compensation of non-interested trustees of the Trusts, brokerage, taxes and extraordinary expenses.

With respect to the International Fund, SAM has a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser is a direct, wholly owned subsidiary of the Bank of Ireland Asset Management Limited and is an indirect, wholly owned subsidiary of Bank of Ireland. The Sub-Adviser has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Adviser was established in 1987 and currently manages over $3 billion in assets. Because the Sub-Adviser is doing business from a location within the United States, investors will be able to effect service of legal process within the United States upon the Sub-Adviser, under federal securities laws in United States courts. However, the Sub-Adviser is a foreign organization and maintains a substantial portion of its assets outside the United States. Therefore, the ability of investors to enforce judgments against the Sub-Adviser may be affected by the willingness of foreign courts to enforce judgments of U.S. courts.

Under the agreement, the Sub-Adviser is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Adviser a fee in accordance with the schedule below:

NET ASSETS                         ANNUAL FEE
$0 -- $50,000,000                   .60 of 1%
$50,000,001 -- $100,000,000         .50 of 1%
Over $100,000,000                   .40 of 1%

The parent company of the Sub-Adviser, Bank of Ireland Asset Management Limited, is a direct, wholly owned subsidiary of the Bank of Ireland, which engages in the investment advisory business and is located at 26 Fitzwilliam Place, Dublin, Ireland. The Bank of Ireland is a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services, and is located at Lower Baggot Street, Dublin, Ireland.

The distributor of the Advisor Classes of each Fund's shares under an agreement with each Trust is SAFECO Securities a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The transfer, dividend disbursement and shareholder servicing agent for the Advisor Classes of each Fund under an agreement with each Trust is SAFECO Services. SAFECO Services receives a fee from each Fund for every shareholder account held in the Fund. SAFECO Services may enter into subcontracts with registered broker-dealers, third-party administrators and other qualified service providers that generally perform shareholder, administrative, and/or accounting services which would otherwise be provided by SAFECO Services. Fees incurred by a Fund for these services will not exceed the transfer agency fee payable to SAFECO Services. Any distribution expenses associated with these arrangements will be borne by SAM.

SAM, SAFECO Securities and SAFECO Services are wholly owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses) and are each located at SAFECO Plaza, Seattle, Washington 98185.

As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of each Trust's management, based on the advice of

                                    -- 67 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUSTS (CONTINUED) counsel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies. Banks or other depository institutions may be subject to various state laws regarding such services, and may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS

Each Trust, on behalf of the Advisor Classes of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of the Advisor Classes of each Fund (the "Plans"). Pursuant to the Plans, each Advisor class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the Advisor class. Class B shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B shares. Although the Money Market Trust has adopted Plans with respect to the Advisor Classes of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement the Plans at this time. Thus, the Advisor Classes of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B Plan to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B shares. In addition, SAFECO Securities will use the distribution fees under the Class B Plan to offset each Fund's marketing costs attributable to the Class B shares, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses.

SAFECO Securities will receive the proceeds of the initial sales charges paid upon the purchase of Class A shares and the CDSCs paid upon applicable redemptions of Class B shares and may use these proceeds for any of the distribution expenses described above. The amount of sales charges reallowed to broker-dealers, banks or other financial institutions who sell Class A shares will equal the percentage of the amount invested in accordance with the schedule set forth in "Purchasing Advisor Class A Shares" on page 54. SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission at the time the shareholder exchanges his or her Class B Money Market Fund shares for Class B shares of another Fund.

During the period they are in effect, the Plans and related Agreements obligate the Advisor Classes of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-1 Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

                                    -- 68 --

PERSONS CONTROLLING CERTAIN FUNDS

At April 2, 1997, SAM, a wholly owned subsidiary of SAFECO Corporation, controlled the International and Balanced Funds. At April 4, 1997 SAM controlled the Value Fund. At April 2, 1997, SAFECO Corporation controlled the Small Company Fund. SAFECO Corporation and SAM have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

At April 4, 1997, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate Treasury and Washington Funds. SAFECO Insurance is a Washington Corporation and a wholly owned subsidiary of SAFECO Corporation, which has its principal place of business at SAFECO Plaza, Seattle, Washington 98185.

At April 4, 1997, Crown Packaging Corp. Profit Sharing & Pension Plan and Massman Construction Co. Profit Sharing Retirement Trust controlled the Managed Bond Fund. Crown Packaging Corp. Profit Sharing & Pension Plan's address of record is 8514 Eager Road, St. Louis, Mo. 63144. Massman Construction Co. Profit Sharing Retirement Trust's address of record is 8901 Stateline, Kansas City, Mo. 64114.

PERFORMANCE INFORMATION
The yield, total return and average annual total return of each class of a Fund may be quoted in advertisements. For each Fund except the Money Market Fund, yield is the annualization on a 360-day basis of a class' net income per share over a 30-day period divided by the class' net asset value per share on the last day of the period. The formula for the yield calculation is defined by regulation. Consequently, the rate of actual income distributions paid by the Funds may differ from quoted yield figures. Total return is the total percentage change in an investment in a class of a Fund, assuming the reinvestment of dividend and capital gain distributions, over a stated period of time. Average annual total return is the annual percentage change in an investment in a class of a Fund, assuming the reinvestment of dividends and capital gain distributions, over a stated period of time. Performance quotations are calculated separately for each class of a Fund. Standardized returns for Class A shares reflect deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized returns for Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the period. SAM currently anticipates that the U.S. Value Fund's portfolio turnover will not exceed 100%. A Fund's portfolio turnover rate will vary from year to year. A higher portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions and dealer spreads and other costs that a Fund will bear directly.

For the Money Market Fund, yield is the annualization on a 365-day basis of the Fund's net income over a 7-day period. Effective yield is the annualization, on a 365-day basis, of the Money Market Fund's net income over a 7-day period with dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

From time to time, a Fund may advertise rankings. Rankings are calculated by independent companies that monitor mutual fund performance (E.G., CDA Investment Technologies, Lipper Analytical Services, Inc., and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE, and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. Each Fund may also compare its performance to the performance of relevant indices.

Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results. Except for the Money Market Fund, the yield and share price of each class of a Fund will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

                                    -- 69 --

FUND DISTRIBUTIONS AND HOW THEY ARE TAXED

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fixed-Income Funds declare dividends on each business day and pay them on the last business day of each month; the Equity, Income, Balanced and Value Funds declare and pay dividends on the last business day of each calendar quarter; and the Growth, Northwest, International, and Small Company Funds declare and pay dividends annually. Each Fund declares dividends from net investment income (which includes accrued dividends and interest, earned discount, and other income earned on portfolio securities less expenses). Shares of each Fund become entitled to receive dividends on the next business day after they are purchased for your account. If you request redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the proceeds of the redemption.

Dividends and other distributions paid by a Fund on each class of its shares are calculated at the same time in the same manner. However, except for the Money Market Fund, because of the higher Rule 12b-1 service and distribution fees associated with Class B shares, the dividends paid by a Fund on its Class B shares will be lower than those paid on its Class A shares.

Your dividends and other distributions are reinvested in additional shares of the distributing Fund at net asset value per share, generally determined as of the close of business on the ex-distribution date, unless you elect in writing to receive dividends and/or other distributions in cash and that election is provided to SAFECO Services at the address on the Prospectus cover. The election remains in effect until revoked by written notice to SAFECO Services. For retirement accounts, all dividends and other distributions declared by a Fund must be invested in additional shares of that Fund.

States generally treat the pass-through of interest earned on U.S. Treasury securities and other direct obligations of the U.S. Government as tax-free income in the calculation of their state income tax. This treatment may be dependent upon the maintenance of certain percentages of fund ownership in these securities. The Intermediate Treasury Fund will invest primarily in these securities while the other Funds may occasionally invest a portion of their portfolios in these securities.

Please remember that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent it distributes its net investment income and realized capital gains to its shareholders. Each Fund will inform you as to the amount and nature of dividends and other distributions to your account. Dividends and other distributions declared in December, but received by shareholders in January, are taxable to shareholders in the year in which declared.

When you sell (redeem) shares, it may result in a taxable gain or loss. This depends upon whether you receive more or less than your adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another Fund generally will have similar tax consequences.

Special rules apply when you dispose of Class A shares of a Fund (except the Money Market Fund) through a redemption or exchange within 60 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge due to the exchange privilege or reinstatement privilege. See "How to Purchase Shares -- Reinstatement Privilege" on page 56 and "How to Exchange Shares from One Fund to Another" on page 61 for more information. In these cases, any gain on the disposition of the original

                                    -- 70 --

Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL CONSIDERATIONS FOR THE TAX-EXEMPT INCOME FUNDS

TAXES

Each Tax-Exempt Income Fund intends to continue to qualify for favorable tax treatment as a "regulated investment company" under the Internal Revenue Code ("Code") so as to be able to pay dividends that are exempt from federal personal income taxes. The portion of dividends representing net short-term capital gains, however, is not exempt and will be treated as taxable dividends for federal income tax purposes. In addition, income which is derived from purchasing certain bonds below their issued price after April 30, 1993, will be treated as ordinary income for federal income tax purposes.

A portion of a Tax-Exempt Income Fund's assets may from time to time be temporarily invested in fixed-income obligations, the interest on which when distributed to the Fund's shareholders will be subject to federal income taxes. As a matter of non-fundamental investment policy, the Tax-Exempt Income Funds will not purchase so-called "non-essential or private activity" bonds, the interest on which would constitute a preference item for shareholders in determining their alternative minimum tax.

The excess of net long-term capital gains realized by a Tax-Exempt Income Fund over net short-term capital loss on portfolio transactions does not necessarily result in exemption under other federal, state or local income taxes. Shareholders of each Tax-Exempt Income Fund should bear in mind that they may be subject to other taxes.

If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, such loss for federal income tax purposes will be disallowed to the extent of the tax-exempt interest component of dividends received during such six-month period.

If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, to the extent not disallowed in the previous paragraph and to the extent of any long-term capital gains distributions, the loss will be treated as a long-term capital loss for federal income tax purposes.

Individuals who receive Social Security benefits must use the amount of income dividends received from each of the Tax-Exempt Income Funds in determining the amount of any federal income tax due on such benefits.

Under the Code, the tax effect on individuals of receiving dividends from any of the Tax-Exempt Income Funds is substantially different from the tax effect on other types of shareholders.

CALIFORNIA FUND

The California Fund intends to pay dividends that are exempt from California State personal income taxes. This would not include taxable interest paid on temporary investments, if any. Generally, the tax treatment of capital gains under California law is the same as under federal law, but such gains are taxed at the same rates as ordinary income. Capital gains distributions paid by the California Fund are treated as long-term capital gains under California law regardless of how long the shares have been held. Redemptions and exchanges of the California Fund may result in a capital gain or loss for California income tax purposes.

                                    -- 71 --

Under California law, the dividend income from California municipal bonds is exempt from the Calfornia personal income tax applicable to individual shareholders but is fully taxable for purposes of the California franchise tax applicable to most corporate shareholders.

Shares of the California Fund will not be subject to the California property tax.

WASHINGTON FUND

Currently the State of Washington has no state personal income tax. Should Washington State enact a personal income tax, there can be no assurance that income from the Washington Fund's portfolio securities which is distributed to shareholders would be exempt from such a tax.

TAX WITHHOLDING INFORMATION

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service.

Retirement plan distributions may be subject to federal income tax withholding. However, you may elect not to have any distributions withheld by checking the appropriate box on the Redemption Request form or by instructing SAFECO Services in writing at the address on the Prospectus cover.

If the International Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; see the Trusts' Statements of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

TAX-DEFERRED RETIREMENT PLANS

SAFECO Services offers a variety of tax-deferred retirement plans for individuals, businesses and nonprofit organizations. An account may be established under one of the following plans which allow you to defer investment income from federal income tax while you save for retirement. Many of the Funds (other than the Tax-Exempt Income Funds) may be used as investment vehicles for these plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). IRAs are tax-deferred retirement accounts for anyone under age 70 1/2 with earned income. The maximum annual contribution generally is $2,000 per person ($4,000 for you and a non-working spouse). Under certain circumstances your contribution will be deductible for income tax purposes. An annual custodial fee will be charged for any part of a calendar year in which you have an IRA investment in a Fund.

SIMPLIFIED EMPLOYEE PENSION IRAS (SEP-IRAS). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to $22,500 may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as regular IRAs.

403(b) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which employers and employees both may contribute. Minimum investment amounts are negotiable.

                                    -- 72 --

401(k) PLANS. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, record keeping, testing and employee communications. Minimum investment amounts are negotiable.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Each plan allows corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please contact your investment professional, or call 1-800-278-1985. For a description of federal income tax withholding on distributions from these accounts and plans, see "Fund Distributions and How They Are Taxed -- Tax Withholding Information" on page 72.

ACCOUNT STATEMENTS

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS

Changes to your account registration or the services you have selected must be in writing and signed by the number of owners specified on your account application as having authority to make these changes. Send written changes to the broker-dealer, bank or other financial institution where your account is maintained. (Changes made to accounts maintained at SAFECO Services should be sent to the address on the Prospectus cover.) Certain changes to the Automatic Investment Method and Systematic Withdrawal Plan can be made by telephone request if you have previously selected single signature authorization for your account.

You must specify on your account application the number of signatures required to authorize redemptions and exchanges and to change account registration or the services selected. Authorizing fewer than all account owners has important implications. For example, one owner of a joint tenant account can redeem money without the co-owner's signature. If you do not indicate otherwise on the application, the signatures of all account owners will be required to effect a transaction. Your selection of fewer than all account owner signatures may be revoked by any account owner who writes to SAFECO Services or the financial institution where your account is maintained.

The broker-dealer, bank or financial institution where your account is maintained or SAFECO Services may require a signature guarantee for a signature that cannot be verified by comparison to the signature(s) on your account application. A signature guarantee may be obtained from most financial institutions including banks, savings and loans and broker-dealers.

                                    -- 73 --

DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES

COMMON STOCKS represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Smaller companies are especially sensitive to these factors.

PREFERRED STOCKS are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

BONDS AND OTHER DEBT SECURITIES are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

CONVERTIBLE SECURITIES are debt or preferred stock which are convertible into or exchangeable for common stock. The value of convertible corporate bonds will normally vary inversely with interest rates and the value of convertible corporate bonds and convertible preferred stock will normally vary with the value of the underlying common stock.

RATINGS SUPPLEMENT

Ratings by Moody's and S&P represent their respective opinions as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S. Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.

S&P. Issues rated A-1 are the highest category, indicating that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.Issues designated A-2 have a satisfactory capacity for timely payment, however, the relative degree of safety is not as high as for issues designated "A-1." Issues designated as A-3 have an adequate capacity for timely payment.

DESCRIPTION OF DEBT RATINGS

Excerpts from Moody's descriptions of its ratings:

Investment Grade:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                    -- 74 --

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's descriptions of its ratings:

Investment Grade:

AAA -- Debt which is rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt which is rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt which is rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                                    -- 75 --

Below Investment Grade:

BB, B, CCC, CC, C -- Debt which is rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DEBT SECURITIES HOLDINGS

THE EQUITY FUND DID NOT HOLD ANY CONVERTIBLE DEBT SECURITIES DURING THE FISCAL YEAR ENDED DECEMBER 31, 1996.

INCOME FUND

The weighted average ratings of all debt securities held by the Income Fund, expressed as a percentage of total investments held during the fiscal period ended December 31, 1996, were as follows:

MOODY'S                                     %      S&P                                         %
--------------------------------------  ---------  --------------------------------------  ---------
                                          INVESTMENT GRADE
Aaa                                             0% AAA                                             0%
Aa                                              0% AA                                              0%
A                                               5% A                                               3%
Baa                                             1% BBB                                             3%

                                       BELOW INVESTMENT GRADE
Ba                                              5% BB                                              2%
B                                               3% B                                               3%
Caa                                             0% CCC                                             0%
Ca                                              0% CC                                              0%
C                                               0% C                                               0%
                                                   D                                               0%
Not Rated, but determined to be                    Not Rated, but determined to be
  investment grade                              0%   investment grade                              0%
Not Rated, but determined to be below              Not Rated, but determined to be below
  investment grade                              0%   investment grade                              3%

                                    -- 76 --

HIGH-YIELD FUND

The weighted average ratings of all fixed-income securities, expressed as a percentage of total investments held by the High-Yield Bond during the fiscal period ended December 31, 1996, were as follows:

MOODY'S                                     %      S&P                                         %
--------------------------------------  ---------  --------------------------------------  ---------
                                          INVESTMENT GRADE
Aaa                                             0% AAA                                             0%
Aa                                              0% AA                                              0%
A                                               0% A                                               0%
Baa                                             0% BBB                                             0%

                                       BELOW INVESTMENT GRADE
Ba                                             20% BB                                             28%
B                                              72% B                                              64%
Caa                                             1% CCC                                             1%
Ca                                              0% CC                                              0%
C                                               0% C                                               0%
                                                   D                                               0%
Not Rated, but determined to be                    Not Rated, but determined to be
  investment grade                              1%   investment grade                              1%
Not Rated, but determined to be below              Not Rated, but determined to be below
  investment grade                              0%   investment grade                              0%

                                    -- 77 --

SAFECO FAMILY OF FUNDS

STABILITY OF PRINCIPAL

  SAFECO Money Market Fund

BOND INCOME

  SAFECO Intermediate-Term U.S. Treasury Fund

  SAFECO High-Yield Bond Fund

  SAFECO Managed Bond Fund

TAX-FREE BOND INCOME

  SAFECO Municipal Bond Fund

  SAFECO California Tax-Free Income Fund

  SAFECO Washington State Municipal Bond Fund

HIGH CURRENT INCOME WITH LONG-TERM GROWTH

  SAFECO Income Fund

LONG-TERM GROWTH

  SAFECO Growth Fund

  SAFECO Equity Fund

  SAFECO Northwest Fund

  SAFECO International Stock Fund

  SAFECO Balanced Fund

  SAFECO Small Company Stock Fund

  SAFECO U.S. Value Fund

FOR MORE COMPLETE INFORMATION ON ADVISOR CLASS SHARES OF ANY SAFECO MUTUAL FUND, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL.

TELEPHONE NUMBERS:

DEALER SERVICES

  Nationwide: (800) 528-6501

  Seattle: (206) 545-6409

LITERATURE ORDER:

  Nationwide: (800) 463-8792

  Seattle: (206) 545-6227

SHAREHOLDER SERVICES/TELEPHONE EXCHANGE:

  MONDAY THROUGH FRIDAY,

  6:00 A.M. TO 5:00 P.M. PACIFIC TIME

  NATIONWIDE: (800) 463-8791

  SEATTLE: (206) 545-6283

24-HOUR PRICE AND PERFORMANCE INFORMATION

  Nationwide: (800) 463-8794

  Seattle: (206) 545-6295

      MAILING ADDRESS:

      SAFECO Mutual Funds

      Advisor Class Shares

      P.O. Box 34890

      Seattle, WA 98124-1890

      EXPRESS/OVERNIGHT MAIL:

      SAFECO Mutual Funds

      Advisor Class Shares

      4333 Brooklyn Avenue N.E.

      Seattle, WA 98105

      DISTRIBUTOR:

      SAFECO Securities, Inc.

PROSPECTUS

April 30, 1997

SAFECO GROWTH FUND

SAFECO EQUITY FUND

SAFECO INCOME FUND

SAFECO NORTHWEST FUND

SAFECO INTERNATIONAL STOCK FUND

SAFECO BALANCED FUND

SAFECO SMALL COMPANY STOCK FUND

SAFECO U.S. VALUE FUND

SAFECO INTERMEDIATE-TERM

      U.S. TREASURY FUND

SAFECO HIGH-YIELD BOND FUND

SAFECO MANAGED BOND FUND

SAFECO MUNICIPAL BOND FUND

SAFECO CALIFORNIA TAX-FREE INCOME FUND

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

SAFECO MONEY MARKET FUND

  ADVISOR CLASS A

  ADVISOR CLASS B

                                                    GMF 4111 4/97

   [LOGO]
                                       Printed on Recycled Paper.
      -Registered Trademark- Registered trademark of SAFECO Corporation

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY TRUST, ANY FUND, OR BY SAFECO SECURITIES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY ANY TRUST, ANY FUND, OR BY SAFECO SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE.

                           SAFECO TAXABLE BOND TRUST:
                   SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
                          SAFECO HIGH-YIELD BOND FUND

                           SAFECO MANAGED BOND TRUST:
                            SAFECO MANAGED BOND FUND

                          SAFECO TAX-EXEMPT BOND TRUST:
                           SAFECO MUNICIPAL BOND FUND
                     SAFECO CALIFORNIA TAX-FREE INCOME FUND
                   SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                           SAFECO MONEY MARKET TRUST:
                            SAFECO MONEY MARKET FUND

                                 ADVISOR CLASS A
                                 ADVISOR CLASS B

                       Statement of Additional Information


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the funds listed above (each a "Fund"). A copy of the Prospectus may be obtained by writing SAFECO Mutual Funds, Advisor Class Shares, P.O. Box 34890, Seattle, Washington 98124-1890, or by calling TOLL
FREE:  1-800-463-8791


The date of the most current Prospectus of the Funds to which this Statement of Additional Information relates is April 30, 1997.



The date of this Statement of Additional Information is April 30, 1997.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
INVESTMENT POLICIES OF THE  TAXABLE BOND FUNDS . . . . . . . . . . . . . .  3
INVESTMENT POLICIES OF THE MANAGED BOND FUND . . . . . . . . . . . . . . .  6
INVESTMENT POLICIES OF THE TAX-EXEMPT FIXED INCOME FUNDS . . . . . . . . . 10
INVESTMENT POLICIES OF THE MONEY MARKET FUND . . . . . . . . . . . . . . . 15
ADDITIONAL INVESTMENT INFORMATION. . . . . . . . . . . . . . . . . . . . . 17
INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND WASHINGTON ISSUERS . . 24
PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS. . . . . . . . . . . . . . . . . . 33
ADDITIONAL TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 33
CONVERSION OF ADVISOR CLASS B SHARES . . . . . . . . . . . . . . . . . . . 35
ADDITIONAL INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE . . . . 36
ADDITIONAL PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . 37
ADDITIONAL INFORMATION ON DIVIDENDS. . . . . . . . . . . . . . . . . . . . 44
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . 51
BROKERAGE PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . 60

INVESTMENT POLICIES

SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate Treasury Fund") and SAFECO High-Yield Bond Fund ("High-Yield Bond Fund") are series of the SAFECO Taxable Bond Trust (collectively the "Taxable Bond Funds"). The SAFECO Managed Bond Fund ("Managed Bond Fund") is a series of SAFECO Managed Bond Trust ("Managed Bond Trust"); (Taxable Bond Funds and Managed Bond Fund, collectively the "Taxable Fixed Income Funds").

SAFECO Municipal Bond Fund ("Municipal Bond Fund"), SAFECO California Tax-Free Income Fund ("California Fund") and SAFECO Washington State Municipal Bond Fund ("Washington Fund") (collectively, the "Tax-Exempt Fixed Income Funds") are series of SAFECO Tax-Exempt Bond Trust ("Tax-Exempt Bond Trust").

SAFECO Money Market Fund ("Money Market Fund") is a series of SAFECO Money Market Trust ("Money Market Trust").

The investment policies of each Fund are described in the Prospectus and this Statement of Additional Information. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities that a Fund may purchase are also disclosed in the Prospectus. Before a Fund purchases a security that the following policies permit, but that is not currently described in the Prospectus, the Prospectus will be amended or supplemented to identify or describe the security. If a policy's percentage limitation is adhered to at the time of investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).

Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security is deemed to be its issuer for purposes of the Tax-Exempt Fixed Income Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security which must be valued and included in each Tax-Exempt Fixed Income Fund's five percent (5%) limitation on investments in one issuer.

Each Fund's fundamental policies may not be changed without the approval of a "majority of its outstanding voting securities," as defined in the Investment Company Act of 1940, as amended

("1940 Act"). For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, (i) of 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

Non-fundamental policies may be changed without shareholder approval.

INVESTMENT POLICIES OF THE  TAXABLE BOND FUNDS

FUNDAMENTAL INVESTMENT POLICIES

Each Taxable Bond Fund has adopted the following fundamental investment policies. Each Taxable Bond Fund will NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of its total assets at the time of purchase would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of a Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the purchase of permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting or the later disposition of restricted securities acquired within the limits imposed on the acquisition of such securities may be deemed to be an underwriting;

3. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Purchase or retain for the Fund's portfolio the securities of any issuer, if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half ( 1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities;

5. Borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets at the time of such borrowing;

     Each Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding;

6. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by subparagraph (5) above, it may pledge securities having a market value at the time of pledge not exceeding ten percent (10%) of the cost of the Fund's total assets;

7. Purchase or sell commodities or commodity contracts, other than futures contracts, or invest in oil, gas or other mineral exploration or development programs or in arbitrage transactions;

8. Make short sales of securities or purchase securities on margin, except for margin deposits in connection with futures contracts and such short-term credits as are necessary for the clearance of transactions;

9. Participate on a joint or a joint-and-several basis in any trading account in securities, except that the Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof;

10. Purchase from or sell portfolio securities to any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof; provided, however, that this prohibition shall not prohibit the Fund from purchasing with the up to $7,000,000 raised through the sale of up to 700,000 shares of common stock to SAFECO Life Insurance Company, portfolio securities from subsidiaries of SAFECO Corporation prior to the effective date of the Fund's initial public offering;

11. Purchase securities (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), if as a result twenty-five percent (25%) or more of the Fund's total assets would be invested in one industry (governmental issuers of securities are not considered part of any one industry);

12. Purchase shares of common stock, other than those issued by other regulated investment companies only, when the acquisition of such common stocks, rights or other equity interests is consistent with the Fund's investment objective. Generally, each Fund will only hold such equity securities as a result of purchases or unit offerings of fixed-income securities which include such equity securities or in connection with an actual or proposed conversion or exchange of fixed-income securities;

13. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%). For purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act;

14. Purchase securities of any issuer, if, as a result, more than ten percent (10%) of any class of securities of such issuer would be owned by the Fund;

15. With respect to one hundred percent (100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities);

16. Purchase or otherwise acquire securities which are illiquid or subject to legal or contractual restrictions on resale, if as a result more than ten percent (10%) of the Fund's total assets would be invested in such securities, except that in the case of the High-Yield Fund the purchase of Rule 144A Securities deemed to be liquid pursuant to guidelines adopted by the Board of Trustees of the High-Yield Fund shall not be limited by this restriction; or

17. Make loans, except through the purchase of a portion or all of an issue of debt or money market securities in accordance with its investment objective, policies and restrictions, or through investments in qualified repurchase agreements (provided, however, that the Fund shall not invest more than ten percent (10%) of its total assets in qualified repurchase agreements maturing in more than seven (7) days), or through qualified loan agreements (by making secured loans of its portfolio securities which amount to not more than five percent (5%) of its total assets).

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the policies described in the Prospectus, each Taxable Bond Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval:

1. The Fund will not invest more than five percent (5%) of its total assets in securities of issuers, including their predecessors, which have been in operation for less than three years.

2.   The Fund will not issue long-term debt securities.

3. The Fund will not invest in securities with unlimited liability, I.E., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

4. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

5. The Fund may purchase "when-issued" or "delayed-delivery" securities or purchase or sell securities on a "forward commitment" basis.

6.   The Fund will not invest in any security issued by a commercial bank unless
     (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a United States bank which does not have assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal sum of each investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (b) in the case of a U.S. bank, it is a member of the FDIC and
     (c) in the case of a foreign bank, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investment in securities issued by foreign branches of U.S. banks, provided the U.S. banks meet the foregoing requirements.

7. The Fund shall not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such action is believed to be desirable and consistent with sound investment policy, and it may dispose of securities whenever its investment adviser deems advisable without regard to the length of time they have been held.

8. The Intermediate Treasury Fund may invest up to five percent (5%) of its total assets in Yankee Sector debt securities and up to five percent (5%) of its total assets in Eurodollar bonds.

9. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

FUNDAMENTAL INVESTMENT POLICIES

The Managed Bond Fund has adopted the following fundamental investment policies. The Managed Bond Fund will NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of total assets at the time of purchase would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of the Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Purchase the securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than ten percent (10%) of any class of securities of such issuer will be held by the Fund;

3. With respect to one hundred percent (100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities);

4. Purchase securities, if as a result, twenty-five percent (25%) or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any one industry. Securities of foreign banks and foreign branches of U.S. banks are considered to be one industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposit or bankers' acceptances issued by domestic banks;

5. Purchase securities on margin, except for short-term credits necessary for the clearance of transactions;

6.   Make short sales of securities (sales of securities not presently owned);

7. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objective, policies and restrictions or through investments in qualified repurchase agreements;

8. Borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing;

9. Underwrite any issue of securities, except to the extent that the purchase of permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting or the later disposition of restricted securities acquired within the limits imposed on the acquisition of such securities may be deemed to be an underwriting;

10. Purchase or sell real estate or real estate limited partnerships (unless acquired as a result of the ownership of securities or instruments) but this shall not prevent the Fund from investing in permitted investments secured by real estate or interests therein or in real estate investment trusts;

11.  Purchase or sell commodities, commodity contracts or futures contracts;

12. Participate on a joint or joint-and-several basis in any trading account in securities, except that the Fund may join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates; or

13.  Issue or sell any senior security, except as permitted under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the policies described in the Prospectus, the Managed Bond Fund has adopted the following non-fundamental policies which may be changed without shareholder approval:

1.   The Fund will not issue long-term debt securities.

2. The Fund will not invest in any security for the purpose of acquiring or exercising control or management of the issuer.

3. The Fund will not invest in oil, gas or other mineral exploration or development programs or leases.

4. The Fund will not invest in or sell (write) puts, calls, straddles, spreads or any combinations thereof.

5. The Fund will not invest more than five percent (5%) of its total assets in securities of issuers (including predecessor companies of the issuer) having a record of less than three years continuous operation.

6. The Fund will not invest in securities with unlimited liability, I.E., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

7. The Fund will not invest more than ten percent (10%) of its total assets in qualified repurchase agreements and will not invest in qualified repurchase agreements maturing in more than seven (7) days.

8. The Fund will not purchase the securities of any other investment company, except by purchase in the open market where no commission or profit to a broker or dealer results from such purchase other than the customary broker's commissions, or except as part of a merger, consolidation or acquisition. The Fund shall not invest more than ten percent (10%) of its total assets in shares of other investment companies, invest more than five percent (5%) of its total assets in a single investment company nor purchase more than three percent (3%) of the outstanding voting securities of a single investment company.

9. The Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

10. The Fund will invest at least sixty-five percent (65%) of its total assets in fixed income obligations.

11. The Fund will invest at least fifty percent (50%) of its total assets in obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities.

12. The Fund may invest up to fifty percent (50%) of its total assets in corporate debt securities or Eurodollar bonds.

13. The Fund may invest up to ten percent (10%) of its total assets in Yankee Sector debt obligations.

14. The Fund may purchase securities on a when-issued or delayed-delivery basis or may purchase or sell securities on a forward commitment basis.

15. The Fund may temporarily invest its cash in high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds (subject to the percentage limitations set forth in subparagraph 8 above), repurchase agreements (subject to the limitations set forth in subparagraph 7 above) or any other short-term instrument the Fund's investment adviser deems appropriate.

16. The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

17. The Fund shall not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such action is believed to be desirable and consistent with sound investment policy. The Fund may dispose of securities whenever it deems advisable without regard to the length of time they have been held.

18. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax.

WHILE THE FUND HAS THE AUTHORITY TO INVEST IN THE FOLLOWING TYPES OF SECURITIES, IT HAS NO PRESENT INTENTION TO DO SO IN THE COMING YEAR. BEFORE THE FUND PURCHASES ANY OF THESE SECURITIES, THE PROSPECTUS WILL BE AMENDED BY SUPPLEMENT TO IDENTIFY OR DESCRIBE THE SECURITY.

19. The Fund may invest up to five percent (5%) of its total assets in shares of real estate investment trusts.

20. The Fund may purchase securities subject to legal or contractual restrictions on resale or illiquid securities, if no more than fifteen percent (15%) of the Fund's total assets would be invested in such securities.

21. The Fund may purchase foreign securities, provided that such purchase, at the time thereof, would not cause more than ten percent (10%) of the total assets of the Fund (taken at market value) to be invested in foreign securities.

22. The Fund will not buy or sell foreign currency, except as may be necessary to invest the proceeds of the sale of any foreign securities held by the Fund in U.S. dollars.

INVESTMENT POLICIES OF THE TAX-EXEMPT FIXED INCOME FUNDS

FUNDAMENTAL INVESTMENT POLICIES

The WASHINGTON FUND has adopted the following fundamental investment policies. The Washington Fund will NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of the Fund's total assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the later disposition thereof may be deemed to be underwriting;

3. Purchase or sell real estate, unless acquired as a result of the ownership of securities or instruments, but this shall not prevent the Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing;

5. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objective, policies and restrictions and through investments in qualified repurchase agreements;

6.   Purchase or sell commodities, commodity contracts or futures;

7. Purchase securities, if as a result, twenty-five percent (25%) or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any one industry (governmental issuers of special or general tax-exempt securities are not considered part of any one industry);

8.   Issue or sell any senior security, except as permitted under the 1940 Act;

9. Permit twenty-five percent (25%) or more of the Fund's total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects. As a matter of operating policy, similar types of projects may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air or water pollution control projects; or

10. During normal market conditions, invest less than eighty percent (80%) of the Fund's net assets in obligations the interest on which, in the opinion of counsel for the issuer of the obligation, is exempt from federal income tax.

The MUNICIPAL BOND and CALIFORNIA FUNDS have adopted the following fundamental investment policies. The Funds will NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities), if as a result more than five percent (5%) of the value of a Fund's total assets would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of a Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation;

2. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer in accordance with a Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting;

3. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein;

4. Purchase or retain for a Fund's portfolio the securities of any issuer if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half (1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities;

5. Participate on a joint or a joint-and-several basis in any trading account in securities, except that a Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof;

6. Purchase from, or sell portfolio securities to, any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof;

7. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to a Fund from commercial banks, for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing;

8. Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph 7 above, a Fund may pledge securities having a market value at the time of pledge not exceeding ten percent (10%) of the cost of a Fund's total assets;

9. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with a Fund's investment objective, policies and restrictions and through investments in qualified repurchase agreements (provided, however, that a Fund will not invest more than ten percent (10%) of its total assets in qualified repurchase agreements maturing in more than seven (7) days);

10. Purchase or sell commodities, commodity contracts or futures or invest in oil, gas or other mineral exploration or development programs or leases;

11. Make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

12. Knowingly purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market;

13. Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than twenty-five percent (25%) of a Fund's total assets would be invested in one industry (governmental issuers of special or general tax-exempt securities are not considered part of any one industry);

14. Purchase an industrial development bond, if as a result of such purchase, more than five percent (5%) of a Fund's total assets would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three years' operating history;

15. Issue or sell any senior security, except that this restriction shall not be construed to prohibit a Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act, or (ii) from any bank provided, that immediately after such borrowing, there is an "asset coverage" of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such "asset coverage" shall at any time fall below three hundred percent (300%), the Fund shall, within three (3) days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meanings assigned to those terms in Section 18 of the 1940 Act);

16. Permit more than twenty percent (20%) of a Fund's net assets to be invested, during normal market conditions, in securities the interest on which is not, in its investment adviser's opinion, exempt from federal income tax, as long as the Fund has its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. As a matter of operating policy, the Funds' investment adviser may base its opinion on the opinion of counsel for the issuer of the security;

17. Permit twenty-five percent (25%) or more of a Fund's total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects such as sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities or air or water pollution control projects;

18. MUNICIPAL BOND FUND ONLY: Permit twenty-five percent (25%) or more of the Fund's total assets to be invested in securities whose issuers are located in the same state; or

19. During normal market conditions, invest less than eighty percent (80%) of a Fund's net assets in obligations the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax (and, in the case of the California Fund, also from California state personal income tax).

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the policies described in the Prospectus, the WASHINGTON, MUNICIPAL BOND and CALIFORNIA FUNDS have adopted the following non-fundamental policies which may be changed without shareholder approval:

1. Each Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or Fitch Investors Services, Inc. ("Fitch"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by Moody's, S&P or Fitch; notes issued by or on behalf of municipal issuers which are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by Moody's, S&P or Fitch; certificates of deposit issued by banks with assets of $1,000,000,000 or more and municipal obligations which have a maturity of one year or less from the date of purchase. The Funds do not currently intend to rely on Fitch Ratings.

2. Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable.

3. Each Fund may invest in municipal notes including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

4. Each Fund may invest in repurchase agreements for a period longer than seven days.

5. Each Fund may permit twenty-five percent (25%) or more of its assets to be invested in industrial development bonds.

6. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis.

In addition, the WASHINGTON FUND has adopted the following non-fundamental policies. The Washington Fund:

1.   May not make short sales of securities.

2. May not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions.

3.   May not purchase or sell any put or call options or combinations thereof.

4. May not purchase any security, if as a result, more than fifteen percent (15%) of its net assets would be invested in illiquid securities.

5. May not invest in oil, gas or other mineral exploration or development programs or leases.

6.   May not invest in real estate limited partnerships.

7. Will not purchase securities if borrowings equal to or greater than five percent (5%) of its total assets are outstanding.

INVESTMENT POLICIES OF THE MONEY MARKET FUND

FUNDAMENTAL INVESTMENT POLICIES

The Money Market Fund has adopted the following fundamental policies. The Money Market Fund will NOT:

1. Purchase securities of any issuer, other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, if, as a result, more than five percent (5%) of the value of the Fund's assets would be invested in securities of such issuer;

2. Purchase more than ten percent (10%) of any class of securities of any issuer. All issues of debt securities of any issuer are considered as one class;

3. Concentrate more than twenty-five percent (25%) of the value of its total assets in any one industry including securities issued by foreign banks and foreign branches of U.S. banks; provided, however, that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances issued by domestic banks;

4. Invest more than five percent (5%) of the Fund's total assets in securities of issuers that with their predecessors have a record of less than three years' continuous operation;

5. Invest more than five percent (5%) of the Fund's total assets in securities restricted as to disposition under the federal securities laws;

6. Invest more than ten percent (10%) of the Fund's total assets in time deposits, repurchase agreements maturing in more than seven days and other non-negotiable instruments;

7. Enter into repurchase agreements if, as a result thereof, more than ten percent (10%) of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days;

8. Make loans to others, except through the purchase of publicly distributed debt obligations or repurchase agreements;

9. Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing. The Fund will not purchase securities if borrowings in excess of five percent (5%) of the Fund's total assets are outstanding;

10. Make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

11. Pledge, mortgage or hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in paragraph 9 above, and then such pledging, mortgaging or hypothecating may not exceed fifteen percent (15%) of the Fund's total assets, taken at cost; provided, however, that as a matter of operating policy the Fund will limit any such pledging, mortgaging or hypothecating to ten percent (10%) of its net assets, taken at market, in order to comply with certain state investment restrictions;

12. Purchase or retain securities of any issuer if any of the officers or directors of the Fund or its investment adviser owns beneficially more than one-half (1/2) of one percent (1%) of the securities of such issuer and together own more than five percent (5%) of the securities of such issuer;

13. Invest in commodities or commodity futures contracts or in real estate, although the Fund may invest in securities which are secured by real estate and securities of issuers that invest or deal in real estate;

14. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers that invest in or sponsor such programs;

15.  Purchase securities of other investment companies;

16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities; or

17. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act, or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Fund shall, within three
     (3) days thereafter (not including Sundays and holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act).

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the policies described in the Prospectus, the Money Market Fund has adopted the following non-fundamental policies which may be changed without shareholder approval:

1. The Fund will not invest in securities with unlimited liability; i.e., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

2. The Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

3. The Fund may invest up to five percent (5%) of its total assets in restricted securities eligible for resale under Rule 144A ("Rule 144A securities") or Section 4(2) of the Securities Act of 1933 ("Section 4(2) securities"), provided that SAFECO Asset Management Company ("SAM"), the Fund's investment adviser, has determined that such securities are liquid under guidelines adopted by the Money Market Trust's Board of Trustees.

ADDITIONAL INVESTMENT INFORMATION

TAXABLE BOND FUNDS

The Taxable Bond Funds may make the following investments, among others, although the Funds may not buy all of the types of securities that are described.

1. RESTRICTED SECURITIES AND RULE 144A SECURITIES. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission ("SEC") has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers without registration under the 1933 Act. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Taxable Bond Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Taxable Bond Trust's Board of Trustees.

2. REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimum credit risks in accordance with guidelines established by the Taxable Bond Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the general supervision of the Board of Trustees.

3. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a when-issued or delayed-delivery basis may fluctuate before the settlement date and a Fund bears the risk of such fluctuation from the date of purchase. A Fund may dispose of its interest in those securities before delivery.

     A Fund will commit to purchase such securities only with the intent of actually acquiring the securities when issued. Assets which are short-term, high-quality obligations will be earmarked in anticipation of making payments for securities purchased on a when-issued basis.

4. YANKEE DEBT SECURITIES AND EURODOLLAR BONDS. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investment in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible.

     Eurodollar bonds are denominated in U.S. dollars. A Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the U.S. The delivery of Eurodollar bonds to a Fund's custodian in the U.S. may cause slight delays in settlement which are not anticipated to affect any Fund in any material, adverse manner. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds.

5. MUNICIPAL SECURITIES. Municipal securities include obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, when market interest rates rise, the price of municipal securities will fall, and when market interest rates fall, the price of these securities will rise. There is also a risk that the issuer of a municipal security will fail to make timely payments of principal and interest to the Fund.

6. ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.

MANAGED BOND FUND

The Managed Bond Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. REPURCHASE AGREEMENTS. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

2. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

3. YANKEE DEBT SECURITIES AND EURODOLLAR BONDS. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

4. MUNICIPAL SECURITIES. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

5. ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

     Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

6. ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

TAX-EXEMPT FIXED INCOME FUNDS

The Tax-Exempt Fixed Income Funds may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. REPURCHASE AGREEMENTS. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

2.   WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES.   See the description of such
     securities under "Additional Investment Information--Taxable Bond Funds" on page 17.

3. ILLIQUID SECURITIES. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

MONEY MARKET FUND

The Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. QUALITY AND MATURITY. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by SAM.

     High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

     The Fund may not invest more than five percent (5%) of its total assets in second tier securities. In addition, the Fund may not invest more than one percent (1%) of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

     The Fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Fund may look to an interest rate reset or demand feature.

     A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7 under the 1940 Act) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" on page 62 for further explanation of rating categories.

2. RESTRICTED SECURITIES AND RULE 144A SECURITIES. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" on page 17.

3.   VARIABLE AND FLOATING RATE INSTRUMENTS.   Certain municipal obligations may
     carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

4. TERM PUT BONDS. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

5. ILLIQUID SECURITIES. See the description of such securities under "Additional Investment Information-- Taxable Bond Funds" beginning on page 17.

6. FOREIGN ISSUERS. Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

7. SECURITIES ISSUED BY BANKS AND OTHER ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

     Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND WASHINGTON ISSUERS

CALIFORNIA FUND

The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the Fund plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Fund has not independently verified any of the information presented in this section.

THE STATE OF CALIFORNIA

The severe economic recession which occurred in California between 1990 and 1994 seriously affected State tax revenues, caused increased expenditures for health and welfare programs, and caused a large structural imbalance in the State's budget, with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections --growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits and had to use a series of external borrowings to meet its cash needs.

As a result of the deterioration in the State's budget and cash situation in fiscal years 1991-1992 and 1992-1993, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A+," by Moody's from "Aaa" to "Aa," and by Fitch from "AAA" to "AA." In July, 1994, based on the State's inability to eliminate its accumulated deficit, the same three rating agencies further lowered their ratings on the State's general obligations bonds to "A," "A1," and "A," respectively.

Since the start of 1994, California's economy and the State's financial condition have steadily improved. In 1996, S&P and Fitch raised their respective ratings to "A+." Nevertheless, the pressures on the General Fund from the programs described above (education, welfare and corrections) are expected to continue. In August, the United States Congress enacted legislation which fundamentally reformed the current welfare system. A preliminary analysis by the State Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how quickly and in what manner the State implements the new federal law.

The Governor's Budget proposal for 1997-98, released January 19, 1997, projects General Fund revenues and transfers in the 1997-98 fiscal year of $50.7 billion (a 4.6% increase from revised 1996-97 figures) and expenditures of $50.3 billion (a 3.9% increase from 1996-97). The Governor's Budget projects a balance of approximately $553 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1998.

TAX AND SPENDING LIMITATIONS

The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value," which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment. " The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation.
However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for State reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the
tax rolls of redevelopment projects.   These reimbursements are adjusted for
changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend
"proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds, to the extent that such proceeds exceed "the cost reasonably born by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on September 28, 1995, in the case of SANTA CLARA COUNTY LOCAL TRANSPORTATION AUTHORITY V. GUARDINO, the California Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the
electorate.   A bill has been introduced in the California Legislature in an effort to clarify whether the general tax voter approval requirement is applicable to any tax that was imposed or increased by an ordinance or resolution adopted prior to December 14, 1995. If adopted, the legislation will apply the GUARDINO decision prospectively only.

An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to all assessments and requires that all assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the fee payers.

Given the turbulent history of the California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

LEASE FINANCING

Lease-based financing, typically marketed in the form of certificates of participation, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

ELECTRICAL UTILITY RESTRUCTURING

Like a number of other states, California recently enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provides for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provides for an immediate rate reduction for small users; creates an independent power exchange to administer a wholesale power pool; creates an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

The mandatory provisions of the legislation generally apply to utilities regulated by the California Public Utilities Commission. Since the State's political subdivisions are not subject to the jurisdiction of the CPUC, the effect of the legislation on municipally-owned electric utilities is more limited. As a practical matter, however, it is likely that most municipally-owned utilities will adopt some form of direct access or pooling programs in order to remain competitive.

The affects of direct access may vary among municipal utilities and cannot be specifically ascertained at this time. However, some potential effects include:
(i) loss of customers, particularly large industrial and commercial customers,
(ii) increased costs to remaining customers, (iii) decreased revenues, (iv) decreases in transfers to the municipality's general fund, (v) increased difficulties in developing new generating resources, (vi) increased difficulties and higher costs in system financing, (vii) reductions in credit ratings, (viii) the need to recover stranded investment in facilities from the remaining customers and (ix) reductions in environmental and social programs relating to electric utility services.

ORANGE COUNTY BANKRUPTCY

In December 1994, Orange County, together with its pooled investment funds, filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the funds had suffered significant market losses in their investments, causing a liquidity crisis for the funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the funds. Orange County has embarked on a fiscal recovery plan, approved by the bankruptcy judge on May 15, 1996, based on sharp reductions in services and personnel. The plan also includes rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The special legislation is now being challenged in court proceedings.

Since the Orange County bankruptcy, California's general laws pertaining to the deposit and investment of public moneys have been significantly revised to limit the use of higher-risk investments and to provide additional oversight safeguards at the local level.

The Fund will attempt to achieve geographic diversification by investing in obligations of issuers that are located in different areas within California as well as obligations of the State of California itself. In addition, the Fund will not invest more than 15% of its total assets in tax allocation bonds issued by California redevelopment agencies. These are operating policies of the Fund and may be changed without the approval of the Fund's shareholders.

WASHINGTON FUND

WASHINGTON STATE

A discussion of certain economic, financial and legal matters regarding the
State of Washington follows.   During normal market conditions, the Washington
Fund will generally invest at least 80% of its net assets in bonds issued by Washington and its political subdivisions, municipalities, agencies, instrumentalities or public authorities. Therefore, the investment risk of such concentration should be carefully considered. The information in the discussion is drawn primarily from official statements relating to securities offerings of the State which are dated prior to the date of this Statement of Additional Information. This information may be relevant in evaluating the economic and financial position of the State, but is not intended to provide all relevant data necessary for a complete evaluation of the State's economic and financial position. Discussions regarding the financial health of the State government may not be relevant to municipal obligations issued by a political subdivision of the State. Furthermore, general economic conditions discussed may or may not affect issuers of the obligations of the State. The Washington Fund has not independently verified any of the information presented in this section.

GENERAL INFORMATION

According to the United States Census Bureau's 1990 Census,  Washington
State's population is ranked 18th of the 50 states. During the ten-year time period from 1980-1990, the State's population increased at an average annual rate of 1.8%, while the United States population grew at an average annual rate of 1.1%. The State's population increased at an average annual rate of approximately 2.5% 1990 to 1993, and at an average annual rate of approximately 1.8% from 1993 to 1995. From April 1, 1995 to April 1, 1996, the population growth was approximately 1.6%. The current estimate of the population of the State is approximately 5.5 million.

The State's largest city, Seattle, is part of an international trade, manufacturing, high technology and business service corridor which extends along Puget Sound from Everett to Tacoma. The State's Pacific Coast-Puget Sound region includes 75% of its population, the major portion of its industrial activity and the major part of the forests important to its timber and paper industries. The remainder of the State has agricultural areas primarily devoted to grain, fruit orchard and dairy operations.

In recent years, the State's economy has diversified with employment in the trade and service sectors representing an increasing portion of total employment relative to the manufacturing sector.

The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. Fiscal controls are exercised during the biennium through an allotment process which requires each agency to submit a monthly expenditure plan. The plan must be approved by the Office of Financial Management, which is the Governor's budget agency. It provides the authority for agencies to spend funds within statutory maximums specified in a legislatively adopted budget. State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus, the Governor is required to reduce allotments, thereby reducing expenditures of appropriated funds.

As interpreted by the State Supreme Court, Washington's Constitution prohibits the imposition of net income taxes.

The State's tax revenues are primarily comprised of excise and ad valorem taxes. By constitutional provision, the aggregate of all regular (unvoted) tax levies on real and personal property by State and local taxing districts cannot exceed 1% of the true and fair value of the property. Excess levies are subject to voter approval. For the fiscal year ending June 30, 1995, approximately 78.5% of the State's tax revenues came from general and selective sales and gross receipts taxes, of which the retail sales tax and its companion use tax represented 46% of total collections. Business and occupation tax collections represented about 16.6% and the motor vehicle fuel tax represented approximately 7.0% of total State taxes for the year. Ad valorem taxes represented 10.8% of State revenues for the fiscal year 1995.

Expenditures of State revenues are made in accordance with constitutional and statutory mandates.

STATE EXPENDITURE LIMITATIONS

Initiative 601, which passed by the voters in November 1993, limits increases in General Fund-State government expenditures to the average rate of population and inflation growth, and sets forth a series of guidelines for limiting tax and expenditure increases and stabilizing long range budget planning.

Provisions of Initiative 601 establish a procedure for computing a fiscal year growth factor based on a lagged, three-year average of population and inflation growth. This growth factor is used to determine a State spending limit for programs and expenditures supported by the State General Fund. The growth factor was 5.13% for fiscal year 1996 and is 4.47% for fiscal year 1997. The initiative created two new reserve funds (the Emergency Reserve Fund and the Education Construction Fund) for depositing revenues in excess of the spending limit and abolished the current Budget Stabilization Account. Ending balances in the Budget Stabilization Account were transferred to the State General Fund ($100 million) and the Pension Reserve Account ($25 million). The initiative also places restrictions on the addition or transfer of functions to local government unless there is reimbursement by the State.

The Initiative's requirement for voter approval for new tax measures has expired. Effective July 1, 1995, taxes can be enacted with a two-thirds majority of both houses of the State Legislature if resulting General Fund-State expenditures do not exceed the spending limit. Voter approval is still required to exceed the spending limit. Thus far, the Initiative has not had a restrictive impact on the State's budget. However, the State expects its expenditures to be constrained by the Initiative beginning in the 1997-99 Biennium.

The State Constitution and enabling statutes authorize the incurrence of State general obligation debt to the payment of which the State's full faith and credit and taxing power are pledged. With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. These limitations are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These limitations apply to the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.

The State Legislature is obligated to appropriate money for State debt service requirements. Generally, on or before June 30 of each year, the State Finance Committee certifies to the State Treasurer the amount required for payment of bond interest and principal for the coming year. Some general obligation bond statutes provide that the General Fund will be reimbursed from discrete revenues, which are not considered general State revenues. Other bonds are limited obligation bonds not payable from the General Fund. For the 1995-97 Biennium, General Fund-State revenues are projected to be $17.647 billion, an increase of 7.1% over the 1993-95 Biennium, plus a carry-forward of $559 million. The revenue outlook for the 1995-97 Biennium is stable and the General Fund is projected to end the Biennium with a $624 million fund balance.

The operating budget for the 1995-97 Biennium calls for an overall expenditure level of $17.613 billion for the General Fund-State, an increase of $1.3 billion or 8.0% over the 1993-95 Biennium and within the $17.9 billion expenditure limit imposed under Initiative 601.

Fifty-eight percent of the General Fund-State budget will go to support public schools and higher education, representing a $602 million increase in public school funding and an increase of $22 million in funding for public universities and colleges.

Social and Health Services funding accounts for approximately 26% of the State budget, representing increased State expenditures of $574 million, and the criminal justice budget also increased. A 4% across-the-board salary increase for State employees is expected to be offset by initiation of efficiency measures and privatization proposals in the areas of general government, natural resources and transportation.

The 1996 Supplemental Budget passed the State Legislature on March 7, 1996 and then Governor Lowry signed the budget bill on March 30, 1996. The overall General Fund-State supplemental budget resulted in a net increase of only $14 million after the Governor's vetoes. New policy initiatives totaling $125 million were set forth to strengthen child protective services, provide early intervention to at-risk youth, upgrade security and safety conditions in the juvenile justice system, continue education reform, and expand access to higher education through improved technology. The 1996 Legislature also appropriated $41 million to address emergent and previously unfunded needs. Nine million in State funds was appropriated to address federal cutbacks in emergency food assistance programs, job training youth employment programs, and planned closures in federally-supported fish hatcheries on the Columbia River. These appropriated increases were offset by a General Fund-State reduction of $174 million to reflect downward adjustments in public school enrollments and social and health services forecasted caseloads. Approximately $23 million in State funds and $95 million in federal relief funds were set aside in a special account to address the devastating damages that resulted from two severe floods.

During the 1996 legislative session, the State Legislature overturned a veto by then Governor Lowry that will result in a reduction in the business and occupation tax, and passed a series of new legislation to give sales tax exemptions for machinery and equipment used by manufacturers for research and development and other specialized uses. The total of these tax and revenue reduction measures would decrease General Fund-State revenues by $208 million.

For most municipalities in the State, the fiscal year is the calendar year except that school districts have a September 1 - August 31 fiscal year. All municipalities must maintain balanced budgets. Depending on the type of municipality, local revenues are derived from ad valorem taxes, excise and gross receipts taxes, special assessments, fees, user charges and State and federal grants.

Municipalities incur debt by the issuance of general obligations or other borrowings which are payable from taxes, though other revenue sources may be used. Revenue obligations do not constitute debt under constitutional and statutory limitations as long as taxes are not pledged or used to pay debt service. Only non-tax revenue from the operation of a project or enterprise financed by the revenue obligations (and sometimes special assessments on property benefitted from the financed improvements) may be used to pay that debt service. Usually, revenue bonds are secured by a reserve funded in an amount based on a factor of debt service. Many municipalities may issue improvement district obligations payable only from special assessments on benefitted property, but some of those obligations also may be secured by a special guaranty fund.

ECONOMIC OVERVIEW

Over the past few years, the State's economic performance has remained relatively strong compared to the United States as a whole. After adjusting for inflation, growth in personal income in the State increased 3.7% in 1995 over the 1994 level and an estimated 4.2% in 1996 over the 1995 level.

The State's economic base includes manufacturing and service industries as well as agricultural and timber production. During 1990-1995, the State experienced growth in non-manufacturing industries and a decline in manufacturing industries. The rate of employment growth, which exceeded 4.5% during the mid-to-late 1980's, has declined since 1991 to an average rate of 1.4%. The 1996 employment growth is expected to be 2.5%.

Washington's economy consists of both export and local industries. Leading export industries are aerospace, forest products, agriculture and food processing. The aerospace, timber and food processing industries together employ approximately 9% of the State's non-farm workers. However, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy in recent years.

Below is a summary of key industry segments of the State's economy as well as of selected economic and employment data.

MANUFACTURING. The Boeing Company ("Boeing"), which is the Seattle Metropolitan Area's largest employer, has several facilities located throughout the area. Boeing is the world's leading manufacturer of commercial airliners and as of November 1996 employed approximately 85,214 people State-wide, primarily at several locations in the area. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the United States and has undertaken a broad program of diversification activities including Boeing Information and Support Services. In 1995, Boeing had $19.5 billion in sales and net earnings of $393 million, and a backlog of orders totaling $72.3 billion. Boeing currently anticipates 1996 sales to be in the $22 billion range.

Boeing recently completed two and is currently undertaking one major expansion project. The company recently acquired a 212-acre site in Renton (King County), which is the site of the former Longacres Race Track. The site will be used as a location for the development of an office complex, the first building of which is an approximately 500,000 square-foot customer service training center that was recently completed. In Everett (Snohomish County), Boeing completed construction of a 5.6 million square-foot assembly plant for the new 777 jetliner. In 1993, Boeing completed a $400 million skin and spar plant and a composite manufacturing center on 500 acres in Puyallup (Pierce County).

A total of 206 commercial jet transports were delivered in 1995, compared with 270 for 1994. Defense and space sales of $5.6 billion were approximately 10% higher than in 1994. The 10-week strike by the International Association of Machinist and Aerospace Workers (IAM) resulted in the delay of approximately 30 commercial jet transport deliveries during the fourth quarter of 1995. During the first quarter of 1996, deliveries for all models were limited by the recovery from the strike. A total of 40 commercial jet transports were delivered, compared with 59 in the first quarter of 1995. In the second quarter of 1996, deliveries of commercial aircraft, including sales of certain aircraft previously on operating lease, totaled 62.

TECHNOLOGY-RELATED INDUSTRIES. The State ranks fourth among all states in the percentage of its work force employed by technology-related industries. It ranks third among the largest software development centers. The State is the home of approximately 1000 advanced technology firms of which approximately 50% are computer-related. Microsoft, headquartered in Redmond, Washington, is the largest microcomputer software company in the world. In addition, several biotechnical firms located in the State have attained international acclaim for their research and development.

TIMBER. Natural forests cover more than 40% of the State's land area and forest products rank second behind aerospace in terms of total production. The primary employer in the timber industry is The Weyerhaeuser Company. Productivity in the State's forest products industry increased steadily from 1980 to 1990. However, since 1991, recessionary influences have resulted in a production decline. A slight decline is anticipated for the next few years, due to federally-imposed limitations on the harvest of old-growth timber and the inability to maintain the previous record levels of production increases. Although a continued decline in employment is anticipated in certain regions, the impact is not expected to affect materially the State's overall economic performance.

AGRICULTURE AND FOOD PROCESSING. Agriculture and food processing is the State's most important industry by most measures. Growth in agricultural products was an integral factor in the State's economic growth in the late 1980s and early 1990s.

FINANCE, INSURANCE AND REAL ESTATE. Employment in finance, insurance and real estate is estimated to represent 5.2% of the State's wage and salary employment in 1995. Projections for 1996 show this segment declined slightly to 5.1% of employment.

TRADE. International trade plays an important role in the State's employment base and one in six jobs is related to this sector. During the past twenty years the State has consistently ranked number one or number two in international exports per capita. Seattle-Tacoma International Airport is the focus of the region's air traffic and trade. The State, particularly the Puget Sound Corridor, is a trade center for the Northwest and the State of Alaska. A system of public ports, the largest of which are the Ports of Seattle and Tacoma, handle waterborne trade primarily to and from the Far East. These two Ports each rank among the top 20 ports in the world based on volume of containerized cargo shipped; on a combined basis they are the second largest load center for containerized cargo in the United States. Approximately 70% of the cargo entering the Ports of Seattle and Tacoma has an ultimate destination outside the Pacific Northwest. Therefore, trade levels depend largely on national and world, rather than local, economic conditions.

Growth in retail sales in the State between 1990 and 1992 was higher than that in the United States. During 1993 through 1995, the rate of growth for retail sales was lower for the State than for the United States. The State is home to a number of specialty retail companies that have reached national stature, including Nordstrom, Eddie Bauer, Costco and Recreational Equipment Inc. (REI).

SERVICES/TOURISM. The highest employment growth in the State since 1981 has taken place in the services sector, although rate of growth has shown small but relatively consistent decline since 1990 from 7% to 4.3%forecast for 1995 and 3.4% forecast for 1996. Seattle is the location for the Washington State Convention and Trade Center which opened in June 1988. The State also has many tourist attractions such as the Olympic and Cascade mountain ranges, ocean beaches and local wineries.

CONSTRUCTION. Employment in the construction sector in the Puget Sound area increased 69.2% between 1981 and 1991. The increase in employment in the late 1980s was due in part to the relative affordability of housing compared to other areas of the country. Construction employment growth flattened between 1991 and 1993, but showed a modest increase in 1994 and leveled again in 1995.
Commercial building, while not increasing at the pace of the 1980s, remains stable.

FEDERAL, STATE AND LOCAL GOVERNMENT. Employment in the government sector represents approximately 19% of all wage and salary employment in the State on a combined basis. Seattle is the regional headquarters for a number of federal government agencies and the State receives an above-average share of defense expenditures. Employment in the government sector has expanded in the State since 1990, but at a declining rate. State and local government employment has increased at a faster pace than employment by the federal government, and is projected to add new jobs through 1996.

LITIGATION

At any given time, including the present, there are numerous lawsuits pending against the State of Washington which could affect the State's revenues and expenditures. However, none of the lawsuits are expected to have a material adverse impact on either State revenues or expenditures.

PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

INTERMEDIATE TREASURY FUND

At April 2, 1997, SAFECO Insurance Company of America ("SAFECO Insurance") owned 500,000 shares of the Intermediate Treasury Fund which represented 33% of the outstanding shares of the Fund. SAFECO Insurance is a Washington Corporation and a wholly-owned subsidiary of SAFECO Corporation, each of which has its principal place of business at SAFECO Plaza, Seattle, Washington 98185. At April 2, 1997, SAFECO Corporation owned 500,000 shares of the High-Yield Bond Fund, which represented 9% of the outstanding shares of the Fund. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and related financial service businesses. At April 2, 1997, Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104, owned 891,057 shares of the High-Yield Bond Fund, which represented 16% of the Fund's outstanding shares.

MANAGED BOND FUND

At April 2, 1997, Principal Shareholders of the Managed Bond Fund were as follows. Crista Ministries, PO Box 330303, Seattle, WA 98133, owned 94,132 shares, which represented 17% of the Fund's outstanding shares. Massman Construction Co. Profit Sharing and Pension Plan, 8901 Stateline, Kansas City, MO 64114, owned 240,303 shares, which represented 45% of the Fund's outstanding shares. Crown Packaging Corp. Profit Sharing Retirement Trust, 8514 Eager Road, St. Louis, MO 63144, owned 160,640 shares, which represented 30% of the Fund's outstanding shares.

WASHINGTON FUND

At April 2, 1997, SAFECO Insurance owned 500,000 shares, which represents 73% of the outstanding shares of the Washington Fund. SAFECO is a wholly-owned subsidiary of SAFECO Corporation, a Washington corporation, having its principal place of business at SAFECO Plaza, Seattle Washington 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote.

ADDITIONAL TAX INFORMATION

GENERAL

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). In order to qualify for treatment as a regulated investment company under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain). Each Fund intends to make sufficient distributions to shareholders to relieve it from liability for federal excise and income taxes.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 (by election) of that year, plus certain other amounts.

Each Fund is treated as a separate corporation for federal income tax purposes.

The excess of net long-term capital gains over net short-term capital loss realized by a Fund on portfolio transactions, when distributed by the Fund, is subject to long-term capital gains treatment under the Code, regardless of how long you have held the shares of the Fund. Distributions of net short-term capital gains realized from portfolio transactions are treated as ordinary income for federal income tax purposes. The tax consequences described above apply whether distributions are taken in cash or in additional shares. Redemptions and exchanges of shares of a Fund may result in a capital gain or loss for federal income tax purposes.

If shares of a Fund are sold at a loss after being held for one year or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and those distributions for shareholders who otherwise are subject to backup withholding.

These are tax requirements that all mutual funds must follow in order to avoid federal taxation. The Funds may have to limit investment activity in some types of securities in order to adhere to these requirements.

SPECIAL CONSIDERATIONS FOR THE TAX-EXEMPT FIXED INCOME FUNDS

The tax-exempt interest portion of each daily dividend will be based upon the ratio of a Tax-Exempt Fixed Income Fund's tax-exempt to taxable income for the entire fiscal year (average annual method). As a result, the percentage of tax-exempt income for any particular distribution may be substantially different from the percentage of a Tax-Exempt Fixed Income Fund's income that was tax-exempt during the period covered by that distribution. Each Tax-Exempt Fixed Income Fund will advise its shareholders of this ratio within 60 days after the close of its fiscal year.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Fixed Income Fund is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisers before purchasing shares of any of the Tax-Exempt Fixed Income Funds. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Fixed Income Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, at a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Tax-Exempt Fixed Income Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

No portion of the dividends or other distributions paid by any Tax-Exempt Fixed Income Fund is eligible for the dividends-received deduction allowed to corporations.

In the future, proposals may be introduced before Congress for the purpose of further restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Fixed Income Fund and the value of each Tax-Exempt Fixed Income Fund's portfolio would be affected. In such event, each Tax-Exempt Fixed Income Fund would review its investment objectives and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

Individual shareholders of each Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federally tax-exempt dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax, provided that at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which is exempt from California personal income taxation. Distributions to individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Each Fund's long-term capital gains for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption.
Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisers for more detailed information concerning California tax matters.

CONVERSION OF ADVISOR CLASS B SHARES

Advisor Class B shares of a Fund will automatically convert to Advisor Class A shares of that Fund, based on the relative net asset values per share ("NAVs") of the Classes, within the first month following the investor's sixth anniversary from purchase of such Advisor Class B shares. For the purpose of calculating the holding period required for conversion of Advisor Class B shares of each Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Advisor Class B shares were purchased, or (2) for Advisor Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Advisor Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Advisor Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Advisor Class B shares of any other SAFECO Fund. Holders of Class B shares of the SAFECO Advisor Series Trust ("Advisor Series Shares") who have converted those shares to Advisor Class B shares may calculate the holding period from the date of the purchase of the Advisor Series Shares.

For purposes of conversion to Advisor Class A shares, Advisor Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Advisor Class B shares will be held in a separate sub-account; each time any Advisor Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Advisor Class A shares, a pro rata portion of the Advisor Class B shares in the sub-account will also convert to Advisor Class A shares. The portion will be determined by the ratio that the shareholder's Advisor Class B shares converting to Advisor Class A shares bears to the shareholder's total Advisor Class B shares not acquired through dividends and other distributions.

ADDITIONAL INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

Each Fund determines its NAV by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAVs of the Advisor Classes of each Fund are calculated as of the close of regular trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV is determined separately for each class of shares of each Fund.

Short-term debt securities held in a Fund's portfolio having a remaining maturity of less than 60 days when purchased and securities originally purchased with maturities in excess of 60 days, but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts if in the judgment of each Board of Trustees such methods of valuation are appropriate or under such other methods as a Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value up until the 61st day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by each Board of Trustees in good faith in computing the fair market value of those assets.

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. The valuation of the Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of the Money Market Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that rule, the Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00. These procedures include a review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the Money Market Fund. In the event the Board determines that such a deviation exists in the Fund, the Trustees will take such corrective action with respect to the Money Market Fund as they regard as necessary and appropriate, including, but not limited to: selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or redeeming shares in kind, establishing the NAV by using available market quotations.

ADDITIONAL PERFORMANCE INFORMATION

Effective September 30, 1996, all of the then-existing shares of each Fund were redesignated No-Load Class shares and each Fund, except the High-Yield Bond Fund, commenced offering Advisor Class A and Advisor Class B shares. Advisor Class A and Advisor Class B shares of the High-Yield Bond Fund were first offered on or about January 31, 1997.

The yield and total return calculations set forth below are for the dates indicated and are not a prediction of future results.

YIELDS FOR THE INTERMEDIATE TREASURY, MANAGED BOND, AND TAX-EXEMPT FIXED INCOME FUNDS

The yields for the Advisor Classes of the Intermediate Treasury Fund for the 30-day period ended December 31, 1996 were as follows:

                                       Advisor Class A     Advisor Class B
                                       ---------------     ---------------

     Intermediate Treasury Fund             4.67%               4.28%

The yields for the Advisor Classes of the Managed Bond Fund for the 30-day period ended December 31, 1996 were as follows:

                                       Advisor Class A     Advisor Class B
                                       ---------------     ---------------

     Managed Bond Fund                      4.91%               4.40%

YIELDS FOR THE HIGH-YIELD BOND FUND

The performance information that follows has been derived from performance information for the High-Yield Bond Fund's No-Load Class shares, restated to reflect the sales charges and Rule 12b-1 fees of the Advisors Classes. The yields for the Advisor Classes of the High-Yield Bond Fund for the 30-day period ended December 31, 1996 would have been as follows:

                                       Advisor Class A     Advisor Class B
                                       ---------------     ---------------

     High-Yield Bond Fund                   8.12%               7.86%

The yields and tax-equivalent yields for the 30-day period ended December 31, 1996 at the maximum federal tax rate of 39.6% for the Advisor Classes of the Municipal, California, and Washington Funds and at the maximum combined federal and California tax rates of 45.2% for the Advisor Classes of the California Fund, were as follows:

                                   Advisor Class A           Advisor Class B
                                   ---------------           ---------------

                                        Tax-equivalent            Tax-equivalent
                                Yield       Yield         Yield       Yield
                                -----   --------------    -----   --------------
     Municipal Fund             4.42%       7.32%         4.06%       6.72%

     California Fund            4.56%       8.32%         4.03%       7.35%

     Washington Fund            4.17%       6.90%         3.58%       5.93%

Yield is computed using the following formula:


                    a-b    6
     Yield   = 2[( ---- +1)  -1]
                    cd


     Where:  a =    dividends and interest earned during the period

             b =    expenses accrued for the period (net of reimbursements)

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends

             d = the maximum offering price per share on the last day of the period

Tax-equivalent yield is computed using the following formula:

                                     eg
        Tax-equivalent yield   =   [-----]   + [e(1-g)]
                                    (1-f)

     Where:  e =    yield as calculated above

             f =    tax rate

             g =    percentage of "yield" which is tax-free

YIELD FOR THE MONEY MARKET FUND

The yields and effective yields for the Advisor Classes of the Money Market Fund for the 7-day period ended December 31, 1996 were as follows:

                                   Advisor Class A           Advisor Class B
                                   ---------------           ---------------

                               Yield   Effective Yield   Yield   Effective Yield
                               -----   ---------------   -----   ---------------
     Money Market Fund          4.93%       5.05%         4.94%       5.06%

Yield is computed using the following formula:

            (x-y) - z                                 365
     Yield =[--------]   =    Base Period Return  x  -----
              y                                        7

     Where:  x  =   value of one share at the end of a 7-day period

             y  =   value of one share at the beginning of a 7-day period
                    ($1.00)

             z  =   capital changes during the 7-day period, if any

Effective yield is computed using the following formula:

     Effective yield   =   [(Base Period Return + 1)   365/7] -1

During periods of declining interest rates, the Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Money Market Fund would be able to obtain a somewhat higher yield than would result if the Money Market Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FOR THE INTERMEDIATE TREASURY, MANAGED BOND, AND TAX-EXEMPT FIXED INCOME FUNDS

The performance information that follows reflects (1) the actual performance of the Advisor Classes for the period September 30, 1996 to December 31, 1996; and (2) the performance of the No-Load Class of each Fund, restated to reflect the sales charges but not the Rule 12b-1 fees of the Advisor Classes for the period prior to September 30, 1996. Performance information for the period prior to September 30, 1996 would have been lower if Rule 12b-1 fees were reflected.

The total returns for the Advisor Classes of the Intermediate Treasury Fund for the one-year, five-year, and since initial public offering periods ended December 31, 1996 would have been as follows:

                                                                     Since Initial         # of      Date of Initial
                          1 Year                 5 Years            Public Offering       Months     Public Offering
                          ------                 -------            ----------------      ------     ----------------------
                   Advisor     Advisor     Advisor     Advisor     Advisor     Advisor
                   Class A     Class B     Class A     Class B     Class A     Class B
                   -------     -------     -------     -------     -------     -------
Intermediate
Treasury Fund      (4.19%)     (4.75%)      27.35%      31.26%      72.04%     80.02%      99       September 7, 1988


The total returns for the Advisor Classes of the Managed Bond Fund for the one-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                     Since Initial      # of    Date of Initial
                     1 Year         Public Offering    Months   Public Offering
                     ------         ---------------    ------   ---------------

               Advisor   Advisor   Advisor   Advisor
               Class A   Class B   Class A   Class B
               -------   -------   -------   -------
Managed Bond
Fund           (4.43%)   (5.11%)   (8.77%)   (10.69%)     34    February 28, 1994

The total returns for the Advisor Classes of the Municipal and California Funds for the one-year, five-year and ten-year periods ended December 31, 1996 would have been as follows:

                          1 Year             5 Years             10 Years
                          ------             -------             --------

                    Advisor   Advisor   Advisor   Advisor   Advisor   Advisor
                    Class A   Class B   Class A   Class B   Class A   Class B
                    -------   -------   -------   -------   -------   -------

Municipal Fund      (1.47%)   (2.07%)   34.55%    38.56%    105.03%   114.18%

California Fund     (2.05%)   (2.71%)   37.18%    41.26%    100.47%   109.36%

The total returns for the Advisor Classes of the Washington Fund for the one-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                                          Since Initial           # of         Date of Initial
                              1 Year                     Public Offering         Months        Public Offering
                              ------                 ------------------------    ------     ----------------------
                    Advisor          Advisor         Advisor          Advisor
                    Class A          Class B         Class A          Class B
                    -------          -------         -------          -------

Washington Fund     (1.67%)          (2.04%)          17.37%           19.84%     45            March 18, 1993


The average annual total returns for the Advisor Classes of the Intermediate Treasury Fund for the one-year, five-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                                           Since Initial      # of     Date of Initial
                       1 Year              5 Years        Public Offering    Months    Public Offering
                       ------              -------        ---------------    ------    ----------------------
                 Advisor   Advisor   Advisor   Advisor   Advisor   Advisor
                 Class A   Class B   Class A   Class B   Class A   Class B
                 -------   -------   -------   -------   -------   -------
Intermediate
Treasury Fund    (4.19%)   (4.75%)     4.95%     5.59%     6.80%     7.39%     99      September 7, 1988


The average annual total returns for the Advisor Classes of the Managed Bond Fund for the one-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                     Since Initial       # of    Date of Initial
                    1 Year          Public Offering     Months   Public Offering
                    ------          ---------------     ------   ---------------------
                Advisor   Advisor   Advisor   Advisor
                Class A   Class B   Class A   Class B
                -------   -------   -------   -------
                                                 n

Managed Bond
Fund            (4.43%)   (5.11%)     3.01%     3.65%       34    February 28, 1994


The average annual total returns for the Advisor Classes of the Municipal and California Funds for the one-year, five-year and ten-year periods ended December 31, 1996 would have been as follows:

                          1 Year             5 Years             10 Years
                          ------             -------             --------

                    Advisor   Advisor   Advisor   Advisor   Advisor   Advisor
                    Class A   Class B   Class A   Class B   Class A   Class B
                    -------   -------   -------   -------   -------   -------
Municipal Fund       (1.47%)  (2.07%)     6.12%     6.74%     7.44%     7.91%
California Fund      (2.05%)  (2.71%)     6.53%     7.15%     7.20%     7.67%

The average annual total returns for the Advisor Classes of the Washington Fund for the one-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                     Since Initial      # of    Date of Initial
                     1 Year         Public Offering    Months   Public Offering
                     ------         ---------------    ------   ---------------

               Advisor   Advisor   Advisor   Advisor
               Class A   Class B   Class A   Class B
               -------   -------   -------   -------

Washington
Fund            (1.67%)  (2.04%)     4.36%     4.95%       45   March 18, 1993

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FOR THE HIGH-YIELD BOND FUND

The performance information that follows has been derived from performance information for the High-Yield Bond Fund's No-Load Class shares; restated to reflect the sales charges but not the Rule 12b-1 fees of the Advisor Classes. Performance information would have been lower if Rule 12b-1 fees were reflected.

The total returns for the Advisor Classes of the High-Yield Bond Fund for the one-year, five-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                                           Since Initial      # of     Date of Initial
                       1 Year              5 Years        Public Offering    Months    Public Offering
                       ------              -------        ---------------    ------    ----------------------
                 Advisor   Advisor   Advisor   Advisor   Advisor   Advisor
                 Class A   Class B   Class A   Class B   Class A   Class B
                 -------   -------   -------   -------   -------   -------
High-Yield
Bond Fund          5.42%     5.39%    58.64%    64.12%    98.43%    107.78%     99        September 7, 1988


The average annual total returns for the Advisor Classes of the High-Yield Bond Fund for the one-year, five-year and since initial public offering periods ended December 31, 1996 would have been as follows:

                                                           Since Initial      # of     Date of Initial
                       1 Year              5 Years        Public Offering    Months    Public Offering
                       ------              -------        ---------------    ------    ----------------------
                 Advisor   Advisor   Advisor   Advisor   Advisor   Advisor
                 Class A   Class B   Class A   Class B   Class A   Class B
                 -------   -------   -------   -------   -------   -------
High-Yield
Bond Fund          5.42%     5.39%      9.67%   10.42%     8.66%     9.27%     99        September 7, 1988



The total return is computed using the following formula:

                           ERV-P
               T    =    [ ----- ]  x  100
                             P

The average annual total return is computed using the following formula:

          A = (nth-root (ERV/P) - 1) x 100

     Where:    T    =    total return

               A    =    average annual total return

               n    =    number of years

               ERV  =    ending redeemable value of a hypothetical $1,000
                         investment at the end of a specified period of time

               P    =    a hypothetical initial investment of $1,000


In making the above calculation all dividends and capital gain distributions are assumed to be reinvested at the Fund's NAV on the reinvestment date.

In addition to performance figures, each Fund may advertise its ranking as calculated by independent rating services which monitor mutual funds' performance (E.G., CDA Investment Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general and may be based on relative performance during periods deemed by the rating services to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by the rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services.

The Funds may upon occasion reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, and appearing in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS MAGAZINE, NO-LOAD FUND INVESTOR, NO-LOAD FUND X, NEWSWEEK, PENSIONS & INVESTMENTS, RUCKEYSER'S MUTUAL FUNDS, TELESWITCH, TIME MAGAZINE, U.S. NEWS AND WORLD REPORT, YOUR MONEY and THE WALL STREET JOURNAL).

Each Fund may also present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests); (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment adviser (SAM) or any sub investment adviser, the investment adviser's parent company (SAFECO Corporation) or the parent company of any sub investment adviser or the SAFECO Family of Funds;
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective; and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions.

Performance information and quoted ratings are indicative only of past performance and are not intended to represent future investment results.

ADDITIONAL INFORMATION ON DIVIDENDS

Because the Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. Should, however, in an unusual circumstance, the Money Market Fund experience a realized gain or loss, a shareholder of the Money Market Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

TRUSTEES AND OFFICERS


                      Position(s) Held         Principal Occupation(s)
 Name and Address     with the Trusts           During Past 5 Years
 ----------------     ----------------         -----------------------

Boh A. Dickey*        Chairman and Trustee   President, Chief Operating Officer
SAFECO Plaza                                 and Director of SAFECO Corporation.
Seattle, WA 98185                            Previously, Executive Vice
(52)                                         President and Chief Financial
                                             Officer. He has been an executive
                                             officer of SAFECO Corporation
                                             subsidiaries since 1982.  See table
                                             under "Investment Advisory and
                                             Other Services."

Barbara J. Dingfield  Trustee                Manager, Corporate Contributions
Microsoft Corporation                        and Community Programs for
One Microsoft Way                            Microsoft Corporation, Redmond,
Redmond, WA 98052                            Washington, a computer software
(51)                                         company;  Director and former
                                             Executive Vice President of Wright
                                             Runstad & Co., Seattle, Washington,
                                             a real estate development company;
                                             Director of First SAFECO National
                                             Life Insurance Company of New York.

Richard W. Hubbard*   Trustee                Retired Vice President and
1270 NW Blakely Ct.                          Treasurer of the Trust and other
Seattle, WA 98177                            SAFECO Trusts; retired Senior Vice
(68)                                         President and Treasurer of SAFECO
                                             Corporation; former President of
                                             SAFECO Asset Management Company;
                                             Director of First SAFECO National
                                             Life Insurance Company of New York.

Richard E. Lundgren   Trustee                Director of Marketing and Customer
764 S. 293rd Street                          Relations, Building Materials
Federal Way, WA 98032                        Distribution, Weyerhaeuser Company,
(59)                                         Tacoma, Washington; Director of
                                             First SAFECO National Life
                                             Insurance Company of New York.

                      Position(s) Held         Principal Occupation(s)
 Name and Address     with the Trusts           During Past 5 Years
 ----------------     ----------------         -----------------------

Larry L. Pinnt        Trustee                Retired Vice President and Chief
1600 Bell Plaza                              Financial Officer U.S. WEST
Room 1802                                    Communications, Seattle,
Seattle, WA 98191                            Washington; Director of Key Bank
(62)                                         of Washington, Seattle, Washington;
                                             Director of University of
                                             Washington Medical Center, Seattle,
                                             Washington; Director of Cascade
                                             Natural Gas Corporation, Seattle,
                                             Washington; Director of First
                                             SAFECO National Life Insurance
                                             Company of New York.

John W. Schneider     Trustee                President of Wallingford Group,
1808 N 41st St.                              Inc., Seattle, Washington; former
Seattle, WA 98103                            President of Coast Hotels, Inc.,
(55)                                         Seattle, Washington; Director of
                                             First SAFECO National Life
                                             Insurance Company of New York.

David F. Hill*        President              President of SAFECO Securities,
SAFECO Plaza          Trustee                Inc. and SAFECO Services
Seattle, WA 98185                            Corporation;  Senior Vice President
(48)                                         of SAFECO Asset  Management
                                             Company.  See table under
                                             "Investment Advisory and other
                                             Services."

Neal A. Fuller        Vice President         Vice President, Controller,
SAFECO Plaza          Controller             Assistant Secretary and Treasurer
Seattle, WA 98185     Assistant Secretary    of SAFECO Securities, Inc. and
(34)                                         SAFECO Services Corporation; Vice
                                             President, Controller, Secretary
                                             and Treasurer of SAFECO Asset
                                             Management Company. See table under
                                             "Investment Advisory and Other
                                             Services."

                      Position(s) Held         Principal Occupation(s)
 Name and Address     with the Trusts           During Past 5 Years
 ----------------     ----------------         -----------------------

Ronald L. Spaulding   Vice President         Chairman of SAFECO Asset
SAFECO Plaza          Treasurer              Management Company; Vice President
Seattle, WA 98185                            and Treasurer of SAFECO
(53)                                         Corporation; Vice President of
                                             SAFECO Life Insurance Company;
                                             former Senior Fund Manager of
                                             SAFECO insurance companies; former
                                             Fund Manager for several SAFECO
                                             mutual funds. See table under
                                             "Investment Advisory and Other
                                             Services."

* Trustees who are interested persons as defined by the 1940 Act.

                    COMPENSATION TABLE FOR CURRENT TRUSTEES
                              (Taxable Bond Trust)
                  For the Fiscal Period Ended December 31, 1996


                                 Pension or                     Total
                                 Retirement                     Compensation
                                 Benefits                       From Registrant
                Aggregate        Accrued As    Estimated        and Fund
                Compensation     Part of Fund  Annual Benefits  Complex Paid to
Trustee         from Registrant  Expenses      Upon Retirement  Trustees
-------         ---------------  --------      ---------------  --------

Boh A. Dickey       N/A             N/A              N/A           N/A

Barbara J.
Dingfield           $204            N/A              N/A           $2,188

Richard E.
Lundgren            $204            N/A              N/A           $2,188

Larry L. Pinnt      $204            N/A              N/A           $2,188

John W.
Schneider           $204            N/A              N/A           $2,188

Richard W.
Hubbard             $204            N/A              N/A           $1,750

David F. Hill*      N/A             N/A              N/A           N/A

*    First elected to the Board of Trustees in August, 1996.

For the fiscal year ended September 30, 1996, Barbara J. Dingfield, Richard
E. Lundgren, Larry L. Pinnt, John W. Schneider and Richard W. Hubbard each received $2,458 aggregate compensation from Registrant and $28,478 total compensation from Registrant and fund complex paid to Trustees. Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the SAFECO Trusts receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as Trustee for five other registered open-end management companies that have, in the aggregate, twenty-two series companies managed by SAM.

At April 2, 1997, the Trustees and officers of the Taxable Bond Trust as a group owned less than 1% of the outstanding shares of each of the Taxable Bond Funds.

                     COMPENSATION TABLE FOR CURRENT TRUSTEES
                              (Managed Bond Trust)
                   For the Fiscal Year Ended December 31, 1996

                                 Pension or                     Total
                                 Retirement                     Compensation
                                 Benefits                       From Registrant
                Aggregate        Accrued As    Estimated        and Fund
                Compensation     Part of Fund  Annual Benefits  Complex Paid to
Trustee         from Registrant  Expenses      Upon Retirement  Trustees
-------         ---------------  --------      ---------------  --------

Boh A. Dickey   N/A              N/A           N/A              N/A

Barbara J.
Dingfield       $684             N/A           N/A              $24,750

Richard E.
Lundgren        $684             N/A           N/A              $24,750

Larry L. Pinnt  $684             N/A           N/A              $24,750

John W.
Schneider       $684             N/A           N/A              $24,750

Richard W.
Hubbard         $684             N/A           N/A              $23,000

David F. Hill*  N/A              N/A           N/A              N/A

*    First elected to the Board of Trustees in August, 1996.

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the SAFECO Trusts receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as Trustee for five other registered open-end management companies that have, in the aggregate, twenty-four series companies managed by SAM.

At April 2, 1997, the Trustees and officers of the Managed Bond Trust owned none or less than 1% depending on what each says of the outstanding shares of the Managed Bond Fund

                     COMPENSATION TABLE FOR CURRENT TRUSTEES
                              (Money Market Trust)
                  For the Fiscal Period Ended December 31, 1996


                                 Pension or                     Total
                                 Retirement                     Compensation
                                 Benefits                       From Registrant
                Aggregate        Accrued As    Estimated        and Fund
                Compensation     Part of Fund  Annual Benefits  Complex Paid to
Trustee         from Registrant  Expenses      Upon Retirement  Trustees
-------         ---------------  --------      ---------------  --------

Boh A. Dickey   N/A              N/A           N/A              N/A

Barbara J.
Dingfield       $1,777           N/A           N/A              $21,563

Richard E.
Lundgren        $1,777           N/A           N/A              $21,563

Larry L. Pinnt  $1,777           N/A           N/A              $21,563

John W.
Schneider       $1,777           N/A           N/A              $21,563

Richard W.
Hubbard         $1,777           N/A           N/A              $20,250

David F. Hill*  N/A              N/A           N/A              N/A

*    First elected to the Board of Trustees in August, 1996.

For the fiscal year ended March 31, 1996, Barbara J. Dingfield, Richard E. Lundgren, Larry L. Pinnt, John W. Schneider and Richard W. Hubbard each received $2,095 aggregate compension from Registrant and (except for Mr. Hubbard) $24,813 total compensation from Registrant and fund complex paid to Trustees. Mr. Hubbard received $23,000 total compensation from Registrant and fund complex paid to Trustees. Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the SAFECO Trusts receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as trustee for five other registered open-end, management investment companies that have, in the aggregate, twenty-three series companies managed by SAM.

At April 2, 1997, the Trustees and officers of the Money Market Trust as a group owned less than 1% of the outstanding shares of the Money Market Fund.

                     COMPENSATION TABLE FOR CURRENT TRUSTEES
                             (Tax-Exempt Bond Trust)
                    For the Fiscal Period Ended December 31, 1996


                                 Pension or                     Total
                                 Retirement                     Compensation
                                 Benefits                       From Registrant
                Aggregate        Accrued As    Estimated        and Fund
                Compensation     Part of Fund  Annual Benefits  Complex Paid to
Trustee         from Registrant  Expenses      Upon Retirement  Trustees
-------         ---------------  --------      ---------------  --------

Boh A. Dickey   N/A              N/A           N/A              N/A

Barbara J.
Dingfield       $4,326           N/A           N/A              $21,563

Richard E.
Lundgren        $4,326           N/A           N/A              $21,563

Larry L. Pinnt  $4,326           N/A           N/A              $21,563

John W.
Schneider       $4,326           N/A           N/A              $21,563

Richard W.
Hubbard         $4,326           N/A           N/A              $20,250

David F. Hill*  N/A              N/A           N/A              N/A

*    First elected to the Board of Trustees in August, 1996.

For the fiscal year ended March 31, 1996, Barbara J. Dingfield, Richard E. Lundgren, Larry L. Pinnt, John W. Schneider and Richard W. Hubbard each received $4,547 aggregate compension from Registrant and (except for Mr. Hubbard) $24,813 total compensation from Registrant and fund complex paid to Trustees. Mr. Hubbard received $23,000 total compensation from Registrant and fund complex paid to Trustees. Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the SAFECO Trusts receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of a Trust are compensated by that Trust. Each Trustee also serves as trustee for five other registered open-end, management investment companies that have, in the aggregate, twenty series companies managed by SAM.

At April 2, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Tax-Exempt Fixed Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SAFECO Asset Management Company ("SAM"), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly-owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services.

                                                SAFECO         SAFECO
Name            Trusts           SAM            Securities     Securities
----            ------           ---            ----------     ----------

B. A. Dickey    Chairman         Director                      Director
                Trustee

D. F. Hill      President        Senior         President      President
                Trustee          Vice           Director       Secretary
                                 President      Secretary      Director
                                 Director

N. A. Fuller    Vice President   Vice           Vice           Vice President
                Controller       President      President      Controller
                Assistant        Controller     Controller     Assistant
                Secretary        Secretary      Assistant      Secretary
                                 Treasurer      Secretary      Treasurer
                                                Treasurer

R.L. Spaulding  Vice President   Chairman      Director       Director
                Treasurer        Director

S.C. Bauer                       President
                                 Director

D.H. Longhurst                   Assistant      Assistant      Assistant
                                 Controller     Controller     Controller

Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is a Treasurer and Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that the Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, wilful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement or other disposition, or by a majority of disinterested Trustees, based upon a review of readily available facts, or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

SAM also serves as the investment adviser for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the funds involved to be equitable to each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as a Fund is concerned. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range:


                           INTERMEDIATE TREASURY FUND

     NET ASSETS                                        FEE
     $0 - $250,000,000                                 .55 of 1%
     $250,000,001 - $500,000,000                       .45 of 1%
     $500,000,001 - $750,000,000                       .35 of 1%
     Over $750,000,000                                 .25 of 1%


                              HIGH-YIELD BOND FUND
     NET ASSETS                                        FEE
     $0 - $250,000,000                                 .65 of 1%
     $250,000,001 - $500,000,000                       .55 of 1%
     $500,000,001 - $750,000,000                       .45 of 1%
     Over $750,000,000                                 .35 of 1%


                                MANAGED BOND FUND

     NET ASSETS                                        FEE
     $0 - $100,000,000                                 .50 of 1%
     $100,000,001 - $250,000,000                       .40 of 1%
     Over $250,000,000                                 .35 of 1%


                                 WASHINGTON FUND

     NET ASSETS                                        FEE
     $0 - $250,000,000                                 .65 of 1%
     $250,000,001 - $500,000,000                       .55 of 1%
     $500,000,001 - $750,000,000                       .45 of 1%
     Over $750,000,000                                 .35 of 1%

                         MUNICIPAL AND CALIFORNIA FUNDS

     NET ASSETS                                        FEE
     $0 - $100,000,000                                 .55 of 1%
     $100,000,001 - $250,000,000                       .45 of 1%
     $250,000,001 - $500,000,000                       .35 of 1%
     Over $500,000,000                                 .25 of 1%


                                MONEY MARKET FUND

     NET ASSETS                                        FEE
     $0 - $250,000,00                                  .50 of 1%
     $250,000,001 - $500,000,000                       .40 of 1%
     $500,000,001 - $750,000,000                       .30 of 1%
     Over $750,000,000                                 .25 of 1%



The following states the total amounts of compensation paid by each Fund to SAM for the fiscal period ended December 31, 1996, and the past three fiscal years (or since its initial public offering in the case of the Managed Bond
Fund):

                                     TAXABLE BOND FUNDS
                                    Year or Period Ended

                        Three Month
                       Period Ended
                        December 31,      September 30,     September 30,     September 30, 1994
                           1996              1996             1995
                       -------------      -------------     -------------     ------------------

Intermediate
Treasury Fund             $21,000            $ 78,000           $ 71,000             $ 77,000

High-Yield Bond
Fund                      $82,000            $255,000           $206,000             $202,000


                                MANAGED BOND FUND

                              Year or Period Ended


                                                         February 28, 1994
                                                   (Initial Public Offering) to
December 31, 1996       December 31, 1995                December 31, 1994
-----------------       -----------------          ----------------------------

     $21,000                $23,000                          $16,000


                          TAX-EXEMPT FIXED INCOME FUNDS

                               Year or Period Ended

                            9 Month Period Ended
                              December 31, 1996    March 31, 1996    March 31, 1995    March 31, 1994
                            --------------------   --------------    --------------    --------------
     Municipal Bond Fund         $1,533,000          $2,020,685        $2,010,754        $2,248,615

     California Fund               $290,000            $365,684          $364,000          $455,505

     Washington Fund                $32,000             $39,038           $31,475           $18,350


                                MONEY MARKET FUND

                              Year or Period Ended

       9 Month Period Ended
         December 31, 1996    March 31, 1996   March 31, 1995   March 31, 1994
       --------------------   --------------   --------------   --------------

             $630,000            $864,914         $840,727          $690,549


DISTRIBUTION ARRANGEMENTS. SAFECO Securities is the principal underwriter for each Fund and acts as the distributor of the Advisor Class A and Advisor Class B shares of each Fund under a Distribution Agreement with each Trust that requires SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Under separate plans of distribution pertaining to the Advisor Class A and Advisor Class B shares of each Fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each a "Plan"), each Advisor Class pays fees described in the Prospectus.


Among other things, each Plan provides that (1) SAFECO Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved, by each respective Trust's Board of Trustees, including those Trustees who are not "interested persons" of each Trust, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant Advisor Class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of each Trust shall be committed to the discretion of each of the Trustees who are not "interested persons" of each Trust.



In reporting amounts expended under the Plans to each Trust's Board of Trustees, SAFECO Securities will allocate expenses attributable to the sale of each Advisor Class of Fund shares to such Advisor Class based on the ratio of sales of shares of such Advisor Class to the sales of all Advisor Classes of shares. Expenses attributable to a specific Advisor Class will be allocated to that Advisor Class.


In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Advisor Class A or Advisor Class B shares of any Fund, (i) no fees would be owed by the Fund to SAFECO Securities with respect to that class, and (ii) the Fund would not be obligated to pay SAFECO Securities for any amounts expended under the Plan not previously recovered by SAFECO Securities.


The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02170, is the custodian of the securities, cash and other assets of each Fund under an agreement with each Trust.

INDEPENDENT AUDITOR. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

TRANSFER AGENT. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185 is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Advisor Classes of each fund under an agreement with the Trusts. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agency activity, including maintenance of records of each Fund's Advisor Class A and Advisor Class B shareholders, records of transactions involving each Fund's Advisor Class B shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distribution. For the Intermediate Treasury, Managed Bond and Tax-Exempt Fixed Income Funds, SAFECO Services is paid a fee for these services equal to $32.00 per shareholder account, but not to exceed .30% of each Fund's average net assets. For the Money Market Fund, SAFECO Services is paid a fee of $34.00 per shareholder account, but not to exceed .30% of each Fund's average net assets. The following tables shows the fees paid by each Fund to SAFECO Services during the fiscal year or period ended December 31, 1996 and the past three fiscal years.

                               TAXABLE BOND FUNDS

                              Year or Period Ended*

                       3 Month Period Ended      September 30,     September 30,     September 30, 1994
                         December 31, 1996            1996             1995
                       --------------------      -------------     -------------     ------------------
     Intermediate
     Treasury Fund            $     0                $39,000           $33,000              $25,000
High-Yield Bond Fund          $17,000                $90,000           $78,000              $63,000


                                MANAGED BOND FUND

                              Year or Period Ended*

                                                                     February 28, 1994
                                                               (Initial Public Offering) to
               December 31, 1996       December 31, 1995             December 31, 1994
              -----------------       -----------------        ----------------------------
                     $199                    $309                           $96

                                MONEY MARKET FUND

                              Year or Period Ended*

      9 Month Period Ended
        December 31, 1996         March 31, 1996      March 31, 1995      March 31, 1994
      --------------------        --------------      --------------      --------------
             $325,000                $424,260            $385,495            $308,090

                          TAX-EXEMPT FIXED INCOME FUNDS

                              Year or Period Ended*

                           9 Month Period Ended
                             December 31, 1996       March 31, 1996    March 31, 1995    March 31, 1994
                           --------------------      --------------    --------------    --------------
     Municipal Bond Fund        $300,000                 $511,005          $531,978          $557,561

     California Fund             $48,000                  $68,839           $68,840           $66,667

     Washington Fund              $2,000                   $2,842            $3,219            $2,801

* Figures reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to affect securities transactions. The Fund may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.


REDEMPTION IN KIND

If a Trust concludes that cash payment upon redemption to a shareholder of a Fund would be prejudicial to the best interest of other shareholders of a Fund, a portion of the payment may be made in kind. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust must redeem shares tendered by a shareholder of a Fund solely in cash up to the lesser of $250,000 or 1% of a net asset value of a Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of a Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

FINANCIAL STATEMENTS


The following financial statements for the Intermediate Treasury and High-Yield Bond Funds and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Taxable Bond Trust's Annual Report for the period ended December 31, 1996.


     Portfolio of Investments as of December 31, 1996
     Statement of Assets and Liabilities as of December 31, 1996
     Statement of Operations for the Periods Ended December 31, 1996 and
       September 30, 1996
     Statement of Changes in Net Assets for the Three-Month Period Ended December 31, 1996 and for the Years ended September 30, 1996 and
       September 30, 1995
     Notes to Financial Statements

The following financial statements for the Managed Bond Fund (formerly Fixed Income Portfolio) and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Managed Bond Trust's (formerly Institutional Series Trust) Annual Report for the year ended December 31, 1996:

     Portfolio of Investments as of December 31, 1996
     Statement of Assets and Liabilities as of December 31, 1996
     Statement of Operations for the Year Ended December 31, 1996
     Statement of Changes in Net Assets for the Years Ended December 31, 1996 and December 31, 1995
     Notes to Financial Statements


The following financial statements for the Municipal Bond, California and Washington Funds and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Tax-Exempt Bond Trust's Annual Report for the period ended December 31, 1996:

     Portfolio of Investments as of December 31, 1996
     Statement of Assets and Liabilities as of December 31, 1996
     Statement of Operations for the Period Ended December 31, 1996 Statement of Changes in Net Assets for the Nine-Month Period Ended December 31, 1996 and for the Year ended March 31, 1996
     Notes to Financial Statements

The following financial statements for the Money Market Fund and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Money Market Trust's Annual Report for the period ended December 31, 1996:

     Portfolio of Investments as of December 31, 1996
     Statement of Assets and Liabilities as of December 31, 1996
     Statement of Operations for the Period Ended December 31, 1996 Statement of Changes in Net Assets for the Nine-Month Period Ended December 31, 1996 and for the Year ended March 31, 1996
     Notes to Financial Statements


A copy of each Trusts' Annual Report accompanies this Statement of Additional Information. Additional copies may be obtained by calling SAFECO Services at 1-800-463-8791 or by writing to the address on the Prospectus cover.

DESCRIPTION OF RATINGS

Ratings by Moody's and S&P represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

                           DESCRIPTION OF BOND RATINGS

                                     MOODY'S

INVESTMENT GRADE DESCRIPTIONS:


Aaa -- Bonds which are rated Aaa are judged to be of the best-quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BELOW INVESTMENT GRADE DESCRIPTIONS:

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest-rated class of bonds. Issues so rated have extremely poor prospects of ever attaining any real investment standing.

                                       S&P

INVESTMENT GRADE DESCRIPTIONS:

AAA -- Debt rated "AAA" has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -- Debt rated "A" has a very strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas, it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BELOW INVESTMENT GRADE DESCRIPTIONS:

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of
speculation and "C" the highest.   While such debt will likely have some
quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-):   Ratings from "AA" to "CCC" may be modified by the
addition of a plus or minus sign to show relative standing within the major rating categories.


                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

                                     MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                       S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   DESCRIPTION OF RATINGS FOR MUNICIPAL NOTES,
            TAX-EXEMPT DEMAND NOTES AND OTHER SHORT-TERM OBLIGATIONS

                                     MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG). A short-term obligation having a demand feature (a variable-rate demand obligation) will be designated VMIG. This distinction recognizes differences between short-term credit risk and long-term credit risk as well as differences between short-term issues making payments on fixed maturity dates (MIG) and those making payments on periodic demand (VMIG).

MIG/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                       S&P

Ratings for municipal notes and other short-term obligations are designated by Standard & Poor's note rating. These ratings reflect liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                              SAFECO TAXABLE BOND TRUST:
                     SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
                                   SAFECO GNMA FUND
                             SAFECO HIGH-YIELD BOND FUND

                              SAFECO MANAGED BOND TRUST:
                               SAFECO MANAGED BOND FUND

                                    NO-LOAD CLASS

                         Statement of Additional Information

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the funds listed above (each a "Fund").
A copy of the Prospectus may be obtained by writing SAFECO Mutual Funds, No-Load Class Shares, P.O. Box 34890, Seattle, Washington 98124-1890, or by calling TOLL
FREE:

                                      Nationwide
                                    1-800-426-6730

                                     Seattle Area
                                     206-545-5530

                        Deaf and Hard of Hearing TDD/TTY Service
                                    1-800-438-8718



The date of the most current Prospectus of the Funds to which this Statement of Additional Information relates is April 30, 1997.



The date of this Statement of Additional Information is April 30, 1997.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

    INVESTMENT POLICIES...................................................   2

    INVESTMENT POLICIES OF THE TAXABLE BOND FUNDS..........................  2

    INVESTMENT POLICIES OF THE MANAGED BOND FUND...........................  6

    ADDITIONAL INVESTMENT INFORMATION...................................... 10

    PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS................................ 14

    ADDITIONAL TAX INFORMATION............................................. 14

    ADDITIONAL INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE..... 15

    ADDITIONAL PERFORMANCE INFORMATION..................................... 16

    TRUSTEES AND OFFICERS OF THE TRUSTS.................................... 21

    INVESTMENT ADVISORY AND OTHER SERVICES................................. 26

    BROKERAGE PRACTICES.................................................... 30

    REDEMPTION IN KIND..................................................... 30

    FINANCIAL STATEMENTS................................................... 31

    DESCRIPTION OF COMMERCIAL PAPER RATINGS................................ 31

INVESTMENT POLICIES

SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate Treasury Fund"), SAFECO GNMA Fund ("GNMA Fund") and SAFECO High-Yield Bond Fund ("High-Yield Bond Fund") (collectively "Taxable Bond Funds") are series of SAFECO Taxable Bond Trust ("Taxable Bond Trust"). SAFECO Managed Bond Fund ("Managed Bond Fund") is the only series of SAFECO Managed Bond Trust ("Managed Bond Trust" and, together with Taxable Bond Trust, the "Trusts"). The investment policies of the Taxable Bond Funds and the Managed Bond Fund (each a "Fund") are described in the Prospectus and this Statement of Additional Information. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities that a Fund may purchase are also disclosed in the Prospectus. Before a Fund purchases a security that the following policies permit, but that is not currently described in the Prospectus, the Prospectus will be amended or supplemented to identify or describe the security. If a policy's percentage limitation is adhered to at the time of investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).


Each Fund's fundamental policies may not be changed without the approval of a "majority of its outstanding voting securities," as defined in the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, (i) of 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

Non-fundamental policies may be changed without shareholder approval.

INVESTMENT POLICIES OF THE TAXABLE BOND FUNDS

FUNDAMENTAL INVESTMENT POLICIES

Each Taxable Bond Fund has adopted the following fundamental investment policies. Each Taxable Bond Fund will NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of its total assets at the time of purchase would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of a Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation.

2. Underwrite any issue of securities, except to the extent that the purchase of permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting or the later disposition of restricted securities acquired within the limits imposed on the acquisition of such securities may be deemed to be an underwriting.

3. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations or other permitted investments secured by real estate or interests therein.

4. Purchase or retain for the Fund's portfolio the securities of any issuer, if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half (1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities.

5. High-Yield Bond and Intermediate Treasury Funds only: Borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets at the time of such borrowing.

    GNMA Fund only: Borrow money, except from a bank or affiliates of SAFECO Corporation at an interest rate not greater than that available to the GNMA Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of its total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing.

    Each Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

6. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by subparagraph (5) above, it may pledge securities having a market value at the time of pledge not exceeding ten percent (10%) of the cost of the Fund's total assets.

7. Purchase or sell commodities or commodity contracts, other than futures contracts, or invest in oil, gas or other mineral exploration or development programs or in arbitrage transactions.

8. Make short sales of securities or purchase securities on margin, except for margin deposits in connection with futures contracts and such short-term credits as are necessary for the clearance of transactions.

9. Participate on a joint or a joint-and-several basis in any trading account in securities, except that the Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof.

10. Purchase from or sell portfolio securities to any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof; provided, however, that this prohibition shall not prohibit the Fund from purchasing with the up to $7,000,000 raised through the sale of up to 700,000 shares of common stock to SAFECO Life Insurance Company, portfolio securities from subsidiaries of SAFECO Corporation prior to the effective date of the Fund's initial public offering.

11. Purchase securities (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), if as a result twenty-five percent (25%) or more of the Fund's total assets would be invested in one industry (governmental issuers of securities are not considered part of any one industry).

12. Purchase shares of common stock, other than those issued by other regulated investment companies (or, with respect to the High-Yield Bond and Intermediate Treasury Funds only, when the acquisition of such common stocks, rights or other equity interests is consistent with the High-Yield Bond and Intermediate Treasury Funds' investment objectives). Generally, the High-Yield Bond and Intermediate Treasury Funds will only hold such equity securities as a result of purchases or unit offerings of fixed-income securities which include such equity securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

13. Issue or sell any senior security, except that this restriction shall not be construed to prohibit the Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Fund shall, within three
    (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred percent (300%). For purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act.

14. Purchase securities of any issuer, if, as a result, more than ten percent (10%) of any class of securities of such issuer would be owned by the Fund.

15. With respect to one hundred percent (100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities).

16. Purchase or otherwise acquire securities which are illiquid or subject to legal or contractual restrictions on resale, if as a result more than ten percent (10%) of the Fund's (five percent (5%) of the GNMA Fund's) total assets would be invested in such securities, except that in the case of the High-Yield Fund the purchase of Rule 144A securities deemed to be liquid pursuant to guidelines adopted by the Board of Trustees of the High-Yield Fund shall not be limited by this restriction.


17. Make loans, except through the purchase of a portion or all of an issue of debt or money market securities in accordance with its investment objective, policies and restrictions, or through investments in qualified repurchase agreements (provided, however, that a Fund shall not invest more than ten percent (10%) of its total assets in qualified repurchase agreements maturing in more than seven (7) days), or through qualified loan agreements (by making secured loans of its portfolio securities which amount to not more than five percent (5%) of its total assets).

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the policies described in the Prospectus, each Taxable Bond Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval:

1. The Fund will not invest more than five percent (5%) of its total assets in securities of issuers, including their predecessors, which have been in operation for less than three years.

2.  The Fund will not issue long-term debt securities.

3. The Fund will not invest in securities with unlimited liability, i.e., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

4. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

5. The Fund may purchase "when-issued" or "delayed-delivery" securities or purchase or sell securities on a "forward commitment" basis.

6.  The Fund will not invest in any security issued by a commercial bank unless
    (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a United States bank which does not have assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal sum of each investment is insured in full by the Federal Deposit Insurance Corporation

    ("FDIC"), (b) in the case of a U.S. bank, it is a member of the FDIC and
    (c) in the case of a foreign bank, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investment in securities issued by foreign branches of U.S. banks, provided the U.S. banks meet the foregoing requirements.

7. The Fund shall not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such action is believed to be desirable and consistent with sound investment policy, and it may dispose of securities whenever its investment adviser deems advisable without regard to the length of time they have been held.

8. The Intermediate Treasury Fund may invest up to five percent (5%) of its total assets in Yankee Sector debt securities and up to five percent (5%) of its total assets in Eurodollar bonds.

9. The Intermediate Treasury Fund and High-Yield Bond Fund may each invest up to five percent (5%) of its total assets in securities the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax. The GNMA Fund may not invest in such tax-exempt securities.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

FUNDAMENTAL INVESTMENT POLICIES

The Managed Bond Fund has adopted the following fundamental investment policies. The Managed Bond Fund will NOT:

1. Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities) if as a result more than five percent (5%) of the value of total assets at the time of purchase would be invested in the securities of such issuer, except that up to twenty-five percent (25%) of the value of the Fund's assets (which twenty-five percent (25%) shall not include securities issued by another investment company) may be invested without regard to this five percent (5%) limitation.

2. Purchase the securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than ten percent (10%) of any class of securities of such issuer will be held by the Fund.

3. With respect to one hundred percent (100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities).

4. Purchase securities, if as a result, twenty-five percent (25%) or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any one industry. Securities of foreign banks and foreign branches of U.S. banks are considered to be one industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposits or bankers' acceptances issued by domestic banks.

5. Purchase securities on margin, except for short-term credits necessary for the clearance of transactions.

6.  Make short sales of securities (sales of securities not presently owned).

7. Make loans, except through the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objective, policies and restrictions or through investments in qualified repurchase agreements.

8. Borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after such borrowing.

9. Underwrite any issue of securities, except to the extent that the purchase of permitted investments directly from the issuer in accordance with the Fund's investment objective, policies and restrictions and the subsequent disposition thereof may be deemed to be underwriting or the later disposition of restricted securities acquired within the limits imposed on the acquisition of such securities may be deemed to be an underwriting.

10. Purchase or sell real estate or real estate limited partnerships (unless acquired as a result of the ownership of securities or instruments) but this shall not prevent the Fund from investing in permitted investments secured by real estate or interests therein or in real estate investment trusts.

11. Purchase or sell commodities, commodity contracts or futures contracts.

12. Participate on a joint or joint-and-several basis in any trading account in securities, except that the Fund may join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates.

13. Issue or sell any senior security, except as permitted under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Managed Bond Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval:

 1. The Fund will not issue long-term debt securities.

 2. The Fund will not invest in any security for the purpose of acquiring or exercising control or management of the issuer.

 3. The Fund will not invest in oil, gas or other mineral exploration or development programs or leases.

 4. The Fund will not invest in or sell (write) puts, calls, straddles, spreads or any combinations thereof.

 5. The Fund will not invest more than five percent (5%) of its total assets in securities of issuers (including predecessor companies of the issuer) having a record of less than three years continuous operation.

 6. The Fund will not invest in securities with unlimited liability, i.e., securities the holder of which may be assessed for amounts in addition to the subscription or other price paid for the security.

 7. The Fund will not invest more than ten percent (10%) of its total assets in qualified repurchase agreements and will not invest in qualified repurchase agreements maturing in more than seven (7) days.

 8. The Fund will not purchase the securities of any other investment company, except by purchase in the open market where no commission or profit to a broker or dealer results from such purchase other than the customary broker's commissions, or except as part of a merger, consolidation or acquisition. The Fund shall not invest more than ten percent (10%) of its total assets in shares of other investment companies, invest more than five percent (5%) of its total assets in a single investment company nor purchase more than three percent (3%) of the outstanding voting securities of a single investment company.

 9. The Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

10. The Fund will invest at least sixty-five percent (65%) of its total assets in fixed income obligations.

11. The Fund will invest at least fifty percent (50%) of its total assets in obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities.

12. The Fund may invest up to fifty percent (50%) of its total assets in corporate debt securities or Eurodollar bonds.

13. The Fund may invest up to ten percent (10%) of its total assets in Yankee Sector debt obligations.

14. The Fund may purchase securities on a when-issued or delayed-delivery basis or may purchase or sell securities on a forward commitment basis.

15. The Fund may temporarily invest its cash in high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds (subject to the percentage limitations set forth in subparagraph 8 above), repurchase agreements (subject to the limitations set forth in subparagraph 7 above) or any other short-term instrument the Fund's investment adviser deems appropriate.

16. The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

17. The Fund shall not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such action is believed to be desirable and consistent with sound investment policy. The Fund may dispose of securities whenever it deems advisable without regard to the length of time they have been held.

18. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax.

WHILE THE FUND HAS THE AUTHORITY TO INVEST IN THE FOLLOWING TYPES OF SECURITIES, IT HAS NO PRESENT INTENTION TO DO SO IN THE COMING YEAR. BEFORE THE FUND PURCHASES ANY OF THESE SECURITIES, THE PROSPECTUS WILL BE AMENDED BY SUPPLEMENT TO IDENTIFY OR DESCRIBE THE SECURITY.

19. The Fund may invest up to five percent (5%) of its total assets in shares of real estate investment trusts.

20. The Fund may purchase securities subject to legal or contractual restrictions on resale or illiquid securities, if no more than fifteen percent (15%) of the Fund's total assets would be invested in such securities.

21. The Fund may purchase foreign securities, provided that such purchase, at the time thereof, would not cause more than ten percent (10%) of the total assets of the Fund (taken at market value) to be invested in foreign securities.

22. The Fund will not buy or sell foreign currency, except as may be necessary to invest the proceeds of the sale of any foreign securities held by the Fund in U.S. dollars.

ADDITIONAL INVESTMENT INFORMATION

The Funds may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

    Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimum credit risks in accordance with guidelines established by the Trusts' Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the general supervision of the Board of Trustees.


2. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a when-issued or delayed-delivery basis may fluctuate before the settlement date and a Fund bears the risk of such fluctuation from the date of purchase. A Fund may dispose of its interest in those securities before delivery.

    A Fund will commit to purchase such securities only with the intent of actually acquiring the securities when issued. Assets which are short-term, high-quality obligations will be earmarked in anticipation of making payments for securities purchased on a when-issued basis.

3. YANKEE DEBT SECURITIES AND EURODOLLAR BONDS. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

    SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investment in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible.

    Eurodollar bonds are denominated in U.S. dollars. A Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to a Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect any Fund in any material, adverse manner. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds.

4. MUNICIPAL SECURITIES. Municipal securities include obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, when market interest rates rise, the price of municipal securities will fall, and when market interest rates fall, the price of these securities will rise. There is also a risk that the issuer of a municipal security will fail to make timely payments of principal and interest to the Fund.

The TAXABLE BOND FUNDS may also purchase the following types of securities:

1. RESTRICTED SECURITIES AND RULE 144A SECURITIES. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers without registration under the 1933 Act.
    To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Taxable Bond Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

    Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Taxable Bond Trust's Board of Trustees.

2. MORTGAGE-BACKED SECURITIES (GNMA FUND ONLY). Unlike conventional bonds, the principal with respect to GNMA securities is paid back over the life of the loan rather than at maturity. Consequently, the GNMA Fund will receive monthly scheduled payments of both principal and interest. In addition, the GNMA Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the GNMA Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates at the time of such investment and such interest rates may be higher or lower than the current yield of the GNMA Fund's portfolio, GNMA securities may not be an effective means to lock in long-term interest rates. In addition, while prices of GNMA securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

    The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. If the mortgage assets underlying a CMO experience greater than anticipated principal prepayments, an investor may fail to recoup fully its initial investment even though the security is government issued or guaranteed.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates - i.e., the yield may increase as rates increase and decrease as rates decrease - but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. The GNMA Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

3. ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.

The MANAGED BOND FUND may also purchase the following type of securities:

1. ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

    Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

    Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

2. ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

    The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

At April 2, 1997, SAFECO Insurance Company of America ("SAFECO Insurance") owned 500,000 shares of the Intermediate Treasury Fund, which represented 33% of the outstanding shares of the Fund. SAFECO Insurance is a Washington corporation and a wholly owned subsidiary of SAFECO Corporation, each of which has its principal place of business at SAFECO Plaza, Seattle, WA 98185. At April 2, 1997, SAFECO Corporation owned 500,000 shares of High-Yield Bond Fund, which represented 9% of the Fund's outstanding shares. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. At April 2, 1997, Charles Schwab & Co., Inc. whose address of record is 101 Montgomery St., San Francisco, CA 94104, owned 891,057 shares of the High-Yield Bond Fund, which represented 16% of the Fund's outstanding shares.


At April 2, 1997, the principal shareholders of the Managed Bond Fund were as follows: Crista Ministries, whose address of record is P.O. Box 330303, Seattle, WA 98133, owned 94,132 shares, which represented 17% of the Fund's outstanding shares. Massman Construction Co. Profit Sharing Retirement Trust, whose address of record is 8901 Stateline, Kansas City, MO 64114, owned 240,303 shares, which represented 45% of the Fund's outstanding shares. Crown Packaging Corp. Profit Sharing & Pension Plan, whose address of record is 8514 Eager Road, St. Louis, MO 63144, owned 160,640 shares, which represented 30% of the Fund's outstanding shares.


Principal shareholders of a Fund may control the outcome of a shareholder vote.

ADDITIONAL TAX INFORMATION

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). In order to qualify for treatment as a regulated investment company under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain). Each Fund intends to make sufficient distributions to shareholders to relieve it from liability for federal excise and income taxes.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 (by election) of that year, plus certain other amounts.


Each Fund is treated as a separate corporation for federal income tax purposes.


The excess of net long-term capital gains over net short-term capital loss realized by a Fund on portfolio transactions, when distributed by the Fund, is subject to long-term capital gains treatment under the Code, regardless of how long you have held the shares of the Fund. Distributions of net short-term capital gains realized from portfolio transactions are treated as ordinary income for federal income tax purposes. The tax consequences described above apply whether distributions are taken in cash or in additional shares. Redemptions and exchanges of shares of a Fund may result in a capital gain or loss for federal income tax purposes.

If shares of a Fund are sold at a loss after being held for one year or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.
Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.


High-Yield Bond Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, the Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High-Yield Bond Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary.
The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).  In addition, any such gains may be realized on the disposition of
securities held for less than three months.   Because of the Short-Short
Limitation, any such gains would reduce the Fund's ability to sell other securities held for more than three months that it might be able to sell in the ordinary course of the portfolio management.


Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and those distributions for shareholders who otherwise are subject to backup withholding.

These are tax requirements that all mutual funds must follow in order to avoid federal taxation. The Funds may have to limit investment activity in some types of securities in order to adhere to these requirements.

ADDITIONAL INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

Each Fund determines its net asset value per share ("NAV") by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of the No-Load Class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV is determined separately for each class of shares of each Fund.

Short-term securities held in a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts or under such other methods as a Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value up until the 61st day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by a Board of Trustees in good faith in computing the fair market value of those assets.

ADDITIONAL PERFORMANCE INFORMATION

Effective September 30, 1996 all of the then-existing shares of each Fund were redesignated No-Load Class shares, and the Intermediate Treasury and Managed Bond Funds commenced offering Advisor Class A and Advisor Class B shares.
The High-Yield Bond Fund commenced offering Advisor Class A and Advisor Class B shares on or about January 31, 1997.

The yield and total return calculations set forth below are for the dates indicated and are not a prediction of future results.

The yields for the No-Load Class of the Taxable Bond Funds for the 30-day period ended December 31, 1996 were as follows:

              Intermediate Treasury Fund     5.14%
              GNMA Fund                      6.75%
              High-Yield Bond Fund           8.83%


The yield for the No-Load Class of the Managed Bond Fund for the 30-day period ended December 31, 1996 was 5.42%.

Yield is computed using the following formula:

                            a-b    6
         Yield  =       2[( --- +1)  -1]
                            cd

    Where:         a =  dividends and interest earned during the period

                   b =  expenses accrued for the period (net of reimbursements)

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                   d = the maximum offering price per share on the last day of the period


The total returns for the No-Load Class of each Taxable Bond Fund for the one-year, five-year and ten-year (or since initial public offering ) period ended December 31, 1996 were as follows:

                                   10 Year Period
                                  or Since Initial    # of      Date of Initial
                1 Year  5 Year    Public Offering    Months     Public Offering
                ------  ------    ---------------    ------     ---------------
Intermediate
Treasury
Fund              .38%  33.43%          80.25%         100     September 7, 1988


GNMA Fund        3.98%  31.34%         101.34%         120     July 15, 1986

High-Yield
Bond Fund       10.39%  66.12%         107.78%         100     September 7, 1988

 (*) 10-year period

The total returns for the No-Load Class of the Managed Bond Fund for the one-year and since initial public offering periods ended December 31, 1996, were as follows:

                    One      Since Initial       # of       Date of Initial
                    Year     Public Offering     Months     Public Offering
                     ---     ---------------     ------     ---------------
Managed
Bond Fund           .02%          13.84%           34     February 28, 1994

The average annual returns for the No-Load Class of each Taxable Bond Fund for the one-year, five-year and ten-year (or since initial public offering ) period ended December 31, 1996 were as follows:

                                     10 year or
                                    Since Initial      # of     Date of Initial
                1 Year   5 Year   Public Offering    Months     Public Offering
                ------   ------   ---------------    ------     ---------------

Intermediate
Treasury Fund     .38%    5.94%          7.40%         100     September 7, 1988

GNMA Fund        3.98%    5.60%          7.25%(*)      120     July 15, 1986

High-Yield Bond
Fund            10.39%   10.68%          9.27%         100     September 7, 1988

 (*) 10-year period.

The average annual returns for the No-Load Class of the Managed Bond Fund for the one-year and since initial public offering periods ended December 31, 1996 were as follows:

                    One      Since Initial       # of       Date of Initial
                    Year     Public Offering     Months     Public Offering
                     ---     ---------------     ------     ---------------

Managed
Bond Fund           .02%            4.68%          34     February 28, 1994

Total return is computed using the following formula:

                    ERV-P
              T = -------  x 100
                     P

The average annual total return is computed using the following formula:

         A = (nth-root(ERV/P) - 1) x 100

    Where:    T    =    total return

              A    =    average annual total return

              n    =    number of years

              ERV  =    ending redeemable value of a hypothetical $1,000
                        investment at the end of a specified period of time

              P    =    a hypothetical initial investment of $1,000

In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the Fund's NAV on the reinvestment date.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services which monitor mutual funds' performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS MAGAZINE, MONEY MAGAZINE, NEWSWEEK, NO-LOAD FUND INVESTOR, NO-LOAD FUND X, NO-LOAD INVESTOR, PENSIONS & INVESTMENTS, RUKEYSER'S MUTUAL FUNDS, TELESWITCH, TIME MAGAZINE, U.S. NEWS AND WORLD REPORT, YOUR MONEY and THE WALL STREET JOURNAL).

Each Fund may also present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) descriptions, including quotations attributable to the portfolio manager of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective, (iii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about the Fund's investment adviser (SAM), or any sub investment adviser, the investment adviser's parent company (SAFECO Corporation) or the parent company of any sub investment adviser, or the SAFECO Family of Funds, and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions.

Performance information and quoted ratings are indicative only of past performance and are not intended to represent future investment results.

TRUSTEES AND OFFICERS OF THE TRUSTS

                        Position(s) Held with    Principal Occupation(s)
Name and Address        the Trust                During Past 5 Years
----------------        ------------------       --------------------

Boh A. Dickey*          Chairman and Trustee     President, Chief Operating
SAFECO Plaza                                     Officer, and Director of
Seattle, WA 98185                                SAFECO Corporation.
(52)                                             Previously, Executive Vice
                                                 President and Chief Financial
                                                 Officer.  He has been an
                                                 executive officer of SAFECO
                                                 Corporation subsidiaries since
                                                 1982.  See table under
                                                 Investment Advisory and Other
                                                 Services.

Barbara J. Dingfield    Trustee                  Manager, Corporate
Microsoft Corporation                            Contributions and Community
One Microsoft Way                                Programs for Microsoft
Redmond, WA 98052                                Corporation, Redmond,
(51)                                             Washington, a computer
                                                 software company;  Director
                                                 and former Executive Vice
                                                 President of Wright Runstad &
                                                 Co., Seattle, Washington, a
                                                 real estate development
                                                 company;  Director of First
                                                 SAFECO National Life Insurance
                                                 Company of New York.


Richard W. Hubbard*     Trustee                  Retired Vice President and
1270 NW Blakely Ct.                              Treasurer of the Trust and
Seattle, WA 98177                                other SAFECO Trusts; retired
(68)                                             Senior Vice President and
                                                 Treasurer of SAFECO
                                                 Corporation; former President
                                                 of SAFECO Asset Management
                                                 Company; Director of First
                                                 SAFECO National Life Insurance
                                                 Company of New York.


Richard E. Lundgren     Trustee                  Director of Marketing and
764 S. 293rd Street                              Customer Relations, Building
Federal Way, WA 98032                            Materials Distribution,
(59)                                             Weyerhaeuser Company, Tacoma,
                                                 Washington; Director of First
                                                 SAFECO National Life Insurance
                                                 Company of New York.

                        Position(s) Held with    Principal Occupation(s)
Name and Address        the Trust                During Past 5 Years
----------------        ------------------       --------------------

Larry L. Pinnt          Trustee                  Retired Vice President and
1600 Bell Plaza                                  Chief Financial Officer U.S.
Room 1802                                        WEST Communications, Seattle,
Seattle, WA 98191                                Washington; Director of Key
(62)                                             Bank of Washington, Seattle,
                                                 Washington; Director of
                                                 University of Washington
                                                 Medical Center, Seattle,
                                                 Washington; Director of
                                                 Cascade Natural Gas
                                                 Corporation, Seattle,
                                                 Washington; Director of First
                                                 SAFECO National Life Insurance
                                                 Company of New York.

John W. Schneider       Trustee                  President of Wallingford
1808 N 41st St.                                  Group, Inc.,  an international
Seattle, WA 98103                                trading and business/real
(55)                                             estate development consulting
                                                 firm, Seattle, Washington;
                                                 former President of Coast
                                                 Hotels, Inc., Seattle,
                                                 Washington; Director of
                                                 First SAFECO National Life
                                                 Insurance Company of New York.

David F. Hill*          President                President of SAFECO
SAFECO Plaza            Trustee                  Securities, Inc. and SAFECO
Seattle, WA 98185                                Services Corporation;  Senior
(48)                                             Vice President of SAFECO Asset
                                                 Management Company.  See table
                                                 under "Investment Advisory and
                                                 other Services."

Neal A. Fuller          Vice President           Vice President, Controller,
SAFECO Plaza            Controller               Assistant Secretary and
Seattle, WA 98185       Assistant Secretary      Treasurer of SAFECO
(34)                                             Securities, Inc. and SAFECO
                                                 Services Corporation; Vice
                                                 President, Controller,
                                                 Secretary and Treasurer of
                                                 SAFECO Asset Management
                                                 Company; See table under
                                                 Investment Advisory and Other
                                                 Services.

                        Position(s) Held with    Principal Occupation(s)
Name and Address        the Trust                During Past 5 Years
----------------        ------------------       --------------------


Ronald L. Spaulding     Vice President           Chairman of SAFECO Asset
SAFECO Plaza            Treasurer                Management Company;  Vice
Seattle, WA 98185                                President and Treasurer of
(53)                                             SAFECO Corporation;  Vice
                                                 President of SAFECO Life
                                                 Insurance Company; former
                                                 Senior Portfolio Manager of
                                                 SAFECO insurance companies;
                                                 former Portfolio Manager for
                                                 several SAFECO mutual funds.
                                                 See table under Investment
                                                 Advisory and Other Services.



* Trustees who are interested persons as defined by the Investment Company Act of 1940.

                       COMPENSATION TABLE FOR CURRENT TRUSTEES
                              FOR THE FISCAL PERIOD ENDED
                                   DECEMBER 31, 1996
                                 (Taxable Bond Trust)

                                                                                    Total
                                            Pension or                              Compensation
                                            Retirement          Estimated Annual    From Registrant
                        Aggregate           Benefits Accrued    Benefits Upon       and Fund
                        Compensation        As Part of Fund     Retirement          Complex Paid to
     Trustee            from Registrant     Expenses            ----------          Trustees
     -------            ---------------     --------                                --------

Boh A. Dickey           N/A                 N/A                 N/A                 N/A

Barbara J. Dingfield    $204.               N/A                 N/A                 $2,188.

Richard E. Lundgren     $204.               N/A                 N/A                 $2,188.

Larry L. Pinnt          $204.               N/A                 N/A                 $2,188.

John W. Schneider       $204.               N/A                 N/A                 $2,188.

Richard W. Hubbard      $204.               N/A                 N/A                 $1,750.

David F. Hill*          N/A                 N/A                 N/A                 N/A

*  First elected to the Board of Trustees in August, 1996.

For the fiscal year ended September 30, 1996, Barbara J. Dingfield, Richard
E. Lundgren, Larry L. Pinnt, John W. Schneider and Richard W. Hubbard each received $2,458 aggregate compensation from Registrant and $28,478 total compensation from Registrant and fund complex paid to Trustees. Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the SAFECO Trusts receive no compensation for their service as officers.


Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as Trustee for five other registered open-end management companies that have, in the aggregate, twenty series companies managed by SAM.




At April 30, 1997 the Trustees and officers of the Taxable Bond Trust as a group owned less than 1% of the outstanding shares of each Taxable Bond Fund.

                       COMPENSATION TABLE FOR CURRENT TRUSTEES
                              FOR THE FISCAL YEAR ENDED
                                  DECEMBER 31, 1996
                                 (Managed Bond Trust)

                                            Pension or                              Total
                                            Retirement                              Compensation
                                            Benefits            Estimated           From Registrant
                        Aggregate           Accrued As          Annual Benefits     and Fund
                        Compensation        Part of Fund        Upon Retirement     Complex Paid to
Trustee                 from Registrant     Expenses            ---------------     Trustees
-------                 ---------------     --------                                --------

Boh A. Dickey           N/A                 N/A                 N/A                 N/A

Barbara J. Dingfield    $684                N/A                 N/A                 $24,750

Richard E. Lundgren     $684                N/A                 N/A                 $24,750

Larry L. Pinnt          $684                N/A                 N/A                 $24,750

John W. Schneider       $684                N/A                 N/A                 $24,750

Richard W. Hubbard      $684                N/A                 N/A                 $23,000

David F. Hill*          N/A                 N/A                 N/A                 N/A


* First elected to the Board of Trustees in August, 1996.

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the SAFECO Trusts receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trust are compensated by the Trust. Each Trustee also serves as Trustee for five other registered open-end management companies that have, in the aggregate, twenty-two series companies managed by SAM.



At April 2, 1997 the Trustees and officers of the Managed Bond Trust owned none of the outstanding shares of the Managed Bond Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SAM, SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly-owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.


The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:




                                                                SAFECO              SAFECO
Name                    Trusts              SAM                 Securities          Services
----                    ------              ---                 ----------          --------

B. A. Dickey            Chairman            Director                                Director
                        Trustee

D. F. Hill              President           Senior Vice         President           President
                        Trustee             President           Director            Director
                                            Director            Secretary           Secretary

N. A. Fuller            Vice President      Vice President      Vice President      Vice President
                        Controller          Controller          Controller          Controller
                        Assistant           Secretary           Assistant           Assistant
                        Secretary           Treasurer           Secretary           Secretary
                                                                Treasurer           Treasurer

R. L. Spaulding         Vice President      Chairman            Director            Director
                        Treasurer           Director

S. C. Bauer                                 President
                                            Director

D.H. Longhurst                              Assistant           Assistant           Assistant
                                            Controller          Controller          Controller



Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is a Treasurer and a Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also directors of other SAFECO Corporation subsidiaries.

In connection with the investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund of the Trust, which includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that the Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, wilful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement or other disposition, or by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel --that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment adviser for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund generally. In some cases, the price of a security allocated to the Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Trust has agreed to pay an annual fee for each Fund computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range:

                              INTERMEDIATE TREASURY FUND

    For assets up to and
    including $250,000,000                                 .55 of 1%

    For assets in excess of $250,000,000
    and up to and including $500,000,000                   .45 of 1%

    For assets in excess of $500,000,000
    and up to and including $750,000,000                   .35 of 1%

    For assets over $750,000,000                           .25 of 1%


                            GNMA AND HIGH-YIELD BOND FUNDS

    For assets up to and
    including $250,000,000                                 .65 of 1%

    For assets in excess of $250,000,000
    and up to and including $500,000,000                   .55 of 1%

    For assets in excess of $500,000,000
    and up to and including $750,000,000                   .45 of 1%

    For assets over $750,000,000                           .35 of 1%

                                  MANAGED BOND FUND
    Net Assets                                                Fee
    ----------                                                ---

    For assets up to and
    including $100,000,000                                 .50 of 1%

    For assets in excess of $100,000,000
    and up to and including $250,000,000                   .40 of 1%

    For assets over $250,000,000                           .35 of 1%


Each Fund bears all expenses of its operations not specifically assumed by SAM.


The following table states the total amount of compensation paid by each Fund to SAM for the fiscal year or period ended December 31, 1996 and the past three fiscal years (or since its initial public offering in the case of the Managed Bond Fund):

                                  TAXABLE BOND FUNDS

                                      Year Ended

                 3 month
                 Period Ended
                 December 31,
                    1996        September 30, 1996  September 30, 1995  September 30, 1994
Intermediate
Treasury Fund    $21,000        $ 78,000            $ 71,000            $ 77,000

GNMA Fund        $65,000        $270,000            $276,000            $352,000

High-Yield Bond
Fund             $82,000        $255,000            $206,000            $202,000

                                  MANAGED BOND FUND


              Year Ended                Period from February 28, 1994
--------------------------------------    (Initial Public Offering) to
December 31, 1996    December 31, 1995        December 31, 1994
-----------------    -----------------  ------------------------------

    $21,000              $23,000                  $16,000

CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Dr., North Quincy, MA 02170, is the custodian of the securities, cash and other assets of each Fund under an agreement with the Trusts.

INDEPENDENT AUDITOR. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104 is the independent auditor of each Fund's financial statements.

TRANSFER AGENT. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185 is the transfer, dividend and distribution disbursement and shareholder servicing agent for the No-Load Class of each Fund under an Agreement with the Trusts. SAFECO Services provides, or through subcontracts makes provisions for, all required transfer agent activity, including maintenance of records of each Fund's No-Load Class shareholders, records of transactions involving each Fund's No-Load Class shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distributions.

SAFECO Services is paid a fee for these services equal to $32.00 per shareholder account but not to exceed .30% of each Taxable Bond Fund's or the Managed Bond Fund's average net assets. The following table shows the fees paid by each Taxable Bond Fund to SAFECO Services during the fiscal period ended December 31, 1996 the past three fiscal years:

                                             Year or Period Ended*

                 December 31, 1996   September 30, 1996  September 30, 1995  September 30, 1994
Intermediate
Treasury Fund         $ 6,000          $ 39,000            $ 33,000            $ 25,000

GNMA Fund             $17,000          $111,000            $120,000            $115,000

High-Yield Bond
Fund                  $17,000          $ 90,000            $ 78,000            $ 63,000

The following table states the total amount of compensation paid by the Managed Bond Fund to SAFECO Services for the years ended December 31, 1996, December 31, 1995 and for the period from February 28, 1994 (initial public offering) to December 31, 1994:


              Year Ended                 Period from February 28, 1994
--------------------------------------     (Initial Public Offering) to
December 31, 1996*   December 31, 1995*        December 31, 1994*
-----------------    -----------------   ------------------------------

      $15                  $309                      $96


* Figures reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

SAFECO Securities is the principal underwriter for the No-Load Class of each Fund and distributes each Fund's No-Load Class shares on a continuous best efforts basis under an Agreement with the Trusts. SAFECO Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with the No-Load shares.

BROKERAGE PRACTICES


Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulations of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services are used in advising all accounts, including accounts advised by related persons of SAM and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

REDEMPTION IN KIND

If the Trusts conclude that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Trust must redeem shares tendered by a shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of a Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily-marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

FINANCIAL STATEMENTS

TAXABLE BOND FUNDS


The following financial statements of the Taxable Bond Funds and the report thereon of Ernst & Young LLP, independent auditors, are incorporated by reference to the Taxable Bond Trust's Annual Report for the period ended December 31, 1996.

    Portfolio of Investments as of December 31,  1996
    Statement of Assets and Liabilities as of December 31,  1996
    Statement of Operations for the Periods Ended December 31,  1996 and
      September 30, 1996
    Statement of Changes in Net Assets for the Three-Month Period Ended
      December 31, 1996 and the Years Ended September 30, 1996 and September 30, 1995
    Notes to Financial Statements

The following financial statements of the Managed Bond Fund (formerly Fixed Income Portfolio) and the report thereon of Ernst & Young LLP, independent auditors, are incorporated by reference to the Managed Bond Trust's (formerly Institutional Series Trust) Annual Report for the year ended December 31, 1996:

    Portfolio of Investments as of December 31, 1996
    Statement of Assets and Liabilities as of December 31, 1996
    Statement of Operations for the Year Ended December 31, 1996
    Statement of Changes in Net Assets for the years ended December 31, 1995 and December 31, 1996.
    Notes to Financial Statements


A copy of each Trust's Annual Report accompanies this Statement of Additional Information. Additional copies may be obtained by calling SAFECO Services at 1-800-426-6730 nationwide or 206-545-5530 in Seattle or by writing to the address on the Prospectus cover.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC. ("MOODY'S")

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    -    Leading market positions in well-established industries.
    -    High rates of return on funds employed.
    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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